FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-228597-06

February 6, 2020

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,220,059,491

(Approximate Initial Mortgage Pool Balance)

$1,053,718,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2020-GC46

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates, Series 2020-GC46

Citi Real Estate Funding Inc.

Goldman Sachs Mortgage Company

German American Capital Corporation

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Deutsche Bank Securities	Goldman Sachs & Co. LLC

Co-Lead Managers and Joint Bookrunners

Academy Securities Inc.		Drexel Hamilton
Co-Managers

CERTIFICATE SUMMARY

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about February 6, 2020, included as part of our registration statement (SEC File No. 333-228597) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc. or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates“ in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Classes	Expected Ratings (S&P / Fitch / DBRS Morningstar)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass- Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$19,967,000	30.000%	%	(6)	3.06	3/20–12/24
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$80,787,000	30.000%	%	(6)	4.91	12/24–2/25
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-5	AAA(sf) / AAAsf / AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-AB	AAA(sf) / AAAsf / AAA(sf)	$39,232,000	30.000%	%	(6)	7.46	2/25–11/29
Class X-A	AA+(sf) / AAAsf / AAA(sf)	$961,261,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AA+(sf) / AAAsf / AAA(sf)	$139,420,000	18.125%	%	(6)	9.97	2/30–2/30
Class B	NR / AA-sf / AA(high)(sf)	$46,962,000	14.125%	%	(6)	9.97	2/30–2/30
Class C	NR / A-sf / A(high)(sf)	$45,495,000	10.250%	%	(6)	9.97	2/30–2/30

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (S&P / Fitch / DBRS Morningstar)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-B	NR / A-sf / AA(low)(sf)	$92,457,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-D	NR / BBB-sf / BBB(sf)	$52,833,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-F	NR / BB-sf / BBB(low)(sf)	$19,078,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D	NR / BBBsf / BBB(high)(sf)	$30,819,000	7.625%	%	(6)	9.97	2/30–2/30
Class E	NR / BBB-sf / BBB(low)(sf)	$22,014,000	5.750%	%	(6)	9.97	2/30–2/30
Class F	NR / BB-sf / BB(high)(sf)	$19,078,000	4.125%	%	(6)	9.97	2/30–2/30
Class G-RR(11)	NR / B-sf / BB(low)(sf)	$11,741,000	3.125%	%	(6)	9.97	2/30–2/30
Class J-RR(11)	NR / NR / NR	$36,689,490	0.000%	%	(6)	9.97	2/30–2/30
Class R(12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NON-OFFERED VERTICAL RISK RETENTION INTEREST(10)
Non-Offered Eligible Vertical Interest	Expected Ratings (S&P / Fitch / DBRS Morningstar)(1)	Approximate Initial Combined VRR Interest Balance(2)	Approximate Initial Credit Support(3)	Initial Effective Interest Rate(4)	Effective Interest Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Combined VRR Interest(13)	NR / NR / NR	$46,000,000	N/A(14)	%(15)	(15)	9.34	3/20–2/30

(1)

It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“DBRS Morningstar”). Subject to the discussion under “Ratings“ in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch and DBRS Morningstar have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)

Approximate, subject to a variance of plus or minus 5% and further subject to any additional variance described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, and Class X-F certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the classes of Principal Balance Certificates (as defined in footnote (14) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization or (b) the pass-through rate of any class of Principal Balance Certificates whose certificate balance comprises such notional amount is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Principal Balance Certificates may not be part of, and there would be a corresponding reduction in, such notional amount of the related class of Class X Certificates.

(3)

“Approximate Initial Credit Support” means, with respect to any Class of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (6) below), the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages shown in the table above do not take into account the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

Combined VRR Interest (as defined in footnote (13) below).The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(4)	Approximate per annum rate as of the Closing Date.

(5)

Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(6)

For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class J-RR certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates“, and collectively with the Class X Certificates and the Class R certificates, the “Non-Vertically Retained Certificates“, and collectively with the Class VRR certificates, the “certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class R certificates, are collectively referred to in this prospectus as the “Non-Vertically Retained Regular Certificates“. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(7)

The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $681,855,000, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Weighted Avg. Life (Yrs)	Expected Range of Principal Windows
Class A-4	$0 – $335,000,000	NAP – 9.79	NAP / 11/29 – 12/29
Class A-5	$346,855,000 – $681,855,000	9.82 – 9.86	11/29 – 2/30 / 12/29 – 2/30

(8)

The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):

Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB and Class A-S
Class X-B	Class B and Class C
Class X-D	Class D and Class E
Class X-F	Class F

(9)

The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(10)	Not offered by this Term Sheet.

(11)

In partial satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (“CREFI”) (as “retaining sponsor” with respect to this securitization transaction), all of the Class G-RR and Class J-RR certificates (collectively, the “HRR Certificates”), with an aggregate fair value expected to represent at least 1.27% of the fair value, as of the closing date for this securitization transaction, of all of the “ABS interests” (i.e. all of the certificates (other than the Class R certificates) and the Uncertificated VRR Interest) issued by the issuing entity, will collectively constitute an “eligible horizontal residual interest” that is to be purchased and retained by Eightfold Real Estate Capital Fund V, L.P., a Delaware limited partnership, or its affiliate in accordance with the credit risk retention rules applicable to this securitization transaction. “Retaining sponsor,” “ABS interests” and “eligible horizontal residual interest” are as such terms are defined in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.

(12)

The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(13)

In partial satisfaction of CREFI’s remaining risk retention obligations as retaining sponsor for this securitization transaction, CREFI is expected to acquire (or cause one or more other retaining parties to acquire) from the depositor, on the closing date for this transaction, portions of an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $46,000,000 (the “Combined VRR Interest”), which is expected to represent approximately 3.770% of all of the “ABS interests” (i.e. of the sum of the aggregate initial certificate balance of all of the certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this transaction, subject to any variation in the initial principal balance of the Combined VRR Interest following calculation of the actual fair value of the HRR Certificates, all of the other classes of certificates (other than the Class R certificates) and the Uncertificated VRR Interest, as described under “Credit Risk Retention“ in the Preliminary Prospectus. The Combined VRR Interest will consist of the “Uncertificated VRR Interest” and the “Class VRR Certificates” (each as defined under “Credit Risk Retention” in the Preliminary Prospectus). The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest,” “single vertical security” and “ABS interests” are as such terms are defined in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.

(14)

Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the principal balance of the Combined VRR Interest and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates. See “Credit Risk Retention“ and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR Certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this prospectus as the “Principal Balance Certificates“.

(15)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the WAC Rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,220,059,491
Number of Mortgage Loans	46
Number of Mortgaged Properties	139
Average Cut-off Date Balance	$26,523,032
Weighted Average Mortgage Rate	3.67278%
Weighted Average Remaining Term to Maturity/ARD (months)	115
Weighted Average Remaining Amortization Term (months)(3)	355
Weighted Average Cut-off Date LTV Ratio(4)	54.3%
Weighted Average Maturity Date/ARD LTV Ratio(4)	50.8%
Weighted Average UW NCF DSCR(5)	2.83x
Weighted Average Debt Yield on Underwritten NOI(6)	11.7%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	8.2%
% of Initial Pool Balance of Mortgage Loans that are Interest Only, then Amortizing Balloon	25.4%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	66.4%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	5.7%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	8.0%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	30.1%

(1)

The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a loan combination (as defined under “Collateral Overview—Loan Combination Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)

The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (a) (i) “as-stabilized” or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the “as-is” appraised value for a portfolio of mortgaged properties may include a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, or (b) the Cut-off Date Balance or Balloon Balance, as applicable, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(5)

The UW NCF DSCR for each mortgage loan is generally calculated by dividing the UW NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due.

(6)

The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman Sachs & Co. LLC Deutsche Bank Securities Inc.
Co-Managers:	Academy Securities Inc. Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,220,059,491
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	CWCapital Asset Management, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Risk Retention Consultation Parties:	Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company and Deutsche Bank AG, New York Branch (a “majority-owned affiliate” of DBR Investments Co. Limited, an originator)
Credit Risk Retention:

For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy the European Union risk retention and due diligence requirements.

Closing Date:	On or about February 26, 2020
Cut-off Date:

With respect to each mortgage loan, the due date in February 2020 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to February 2020, the date that would have been its due date in February 2020 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 11th day of each month or next business day, commencing in March 2020
Distribution Date:	The 4th business day after the Determination Date, commencing in March 2020
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	February 2053
Cleanup Call:	1.0%
Minimum Denominations:

$10,000 minimum for the offered certificates (other than the Class X-A certificates); $1,000,000 minimum for the Class X-A certificates; and integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■  $1,053,718,000 (Approximate) New-Issue Multi-Borrower CMBS:

—

Overview: The mortgage pool consists of 46 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of approximately $1,220,059,491 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $26,523,032 and are secured by 139 mortgaged properties located throughout 32 states.

—	LTV: 54.3% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.83x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.7% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-4 / A-5 / A-AB

■  Loan Structural Features:

—	Amortization: 33.6% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	8.2% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	25.4% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 52.1% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—

Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.05x coverage or (ii) a 5.75% debt yield, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 37 mortgage loans representing 62.1% of the Initial Pool Balance

–	Insurance: 15 mortgage loans representing 23.0% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 38 mortgage loans representing 63.9% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 20 mortgage loans representing 52.4% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use and industrial properties and one multifamily property with a commercial tenant.

—	Predominantly Defeasance Mortgage Loans: 84.6% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period

■  Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 29.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (20.0% are anchored retail properties)

—	Office: 21.8% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Multifamily: 13.9% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Mixed Use: 13.8% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Hospitality: 12.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■  Geographic Diversity: The 139 mortgaged properties are located throughout 32 states, with only 1 state having greater than 10.0% of the allocated Initial Pool Balance: New York (31.6%).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.	19	25	$385,068,241	31.6%
Goldman Sachs Mortgage Company	16	48	376,525,000	30.9
German American Capital Corporation	9	64	233,466,250	19.1
Citi Real Estate Funding Inc.; Goldman Sachs Mortgage Company(1)	1	1	115,000,000	9.4
Goldman Sachs Mortgage Company; German American Capital Corporation(2)	1	1	110,000,000	9.0
Total	46	139	$1,220,059,491	100.0%

(1)

Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company are co-sponsors with respect to the 650 Madison Avenue mortgage loan (9.4%). The 650 Madison Avenue mortgage loan (9.4%) is part of a loan combination that was co-originated by Citi Real Estate Funding Inc., Goldman Sachs Bank USA, Barclays Capital Real Estate Inc. and BMO Harris Bank N.A., and is evidenced by four (4) promissory notes: (i) note A-1-4, with an outstanding principal balance of $50,000,000 as of the cut-off date, as to which Citi Real Estate Funding Inc. is acting as mortgage loan seller; and (ii) notes A-2-2, A-2-5 and A-2-7, with an aggregate outstanding principal balance of $65,000,000 as of the cut-off date, as to which Goldman Sachs Mortgage Company is acting as mortgage loan seller.

(2)

Goldman Sachs Mortgage Company and German American Capital Corporation are co-sponsors with respect to the 1633 Broadway mortgage loan (9.0%). The 1633 Broadway mortgage loan (9.0%) is part of a loan combination that was co-originated by Goldman Sachs Bank USA, JPMorgan Chase Bank, National Association, DBR Investments Co. Limited and Wells Fargo Bank, National Association, and is evidenced by three (3) promissory notes: (i) notes A-1-C-1 and A-1-C-5, with an aggregate outstanding principal balance of $82,500,000 as of the cut-off date, as to which Goldman Sachs Mortgage Company is acting as mortgage loan seller; and (ii) note A-2-C-1-A, with an outstanding principal balance of $27,500,000 as of the cut-off date, as to which German American Capital Corporation is acting as mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Loan Seller	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size (SF/Units/ Rooms)	Cut-off Date Balance Per SF/Unit/ Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	650 Madison Avenue	CREFI/GSMC	$115,000,000	9.4%	Mixed Use	600,415	$977	2.74x	10.0%	48.5%
2	1633 Broadway	GSMC/GACC	$110,000,000	9.0	Office	2,561,512	$391	3.84x	11.9%	41.7%
3	Southcenter Mall	GACC	$59,000,000	4.8	Retail	783,068	$278	6.53x	19.6%	22.2%
4	Superior Storage Portfolio	GSMC	$55,000,000	4.5	Self Storage	990,859	$56	2.11x	9.1%	62.0%
5	CBM Portfolio	GACC	$50,000,000	4.1	Hospitality	7,677	$51,843	5.94x	25.0%	33.6%
6	Staples Headquarters	GACC	$50,000,000	4.1	Office	666,088	$135	3.98x	12.9%	45.5%
7	805 Third Avenue	CREFI	$45,000,000	3.7	Office	596,100	$252	2.63x	12.2%	32.6%
8	The Westin Book Cadillac	CREFI	$45,000,000	3.7	Hospitality	453	$169,978	1.78x	12.7%	56.6%
9	The Shoppes at Blackstone Valley	GSMC	$40,000,000	3.3	Retail	787,071	$208	1.53x	9.0%	68.7%
10	Brooklyn Multifamily Portfolio	CREFI	$38,000,000	3.1	Multifamily	78	$487,179	1.81x	7.2%	66.8%
	Top 10 Total / Wtd. Avg.		$607,000,000	49.8%				3.40x	12.8%	46.4%
	Remaining Total / Wtd. Avg.		$613,059,491	50.2				2.28x	10.5%	62.2%
	Total / Wtd. Avg.		$1,220,059,491	100.0%				2.83x	11.7%	54.3%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)

With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date Balance Per SF, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.

(3)

With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definitions of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
650 Madison Avenue	$115,000,000	9.4%	$471,800,000	$213,200,000	$800,000,000	MAD 2019-650M	KeyBank	LNR Partners, LLC
1633 Broadway	$110,000,000	9.0%	$891,000,000	$249,000,000	$1,250,000,000	BWAY 2019-1633	KeyBank	Situs
Southcenter Mall	$59,000,000	4.8%	$159,000,000	—	$218,000,000	GSMS 2020-GC45	Midland	Midland
CBM Portfolio	$50,000,000	4.1%	$348,000,000	$286,000,000	$684,000,000	COMM 2020-CBM	KeyBank	KeyBank
Staples Headquarters	$50,000,000	4.1%	$40,000,000	—	$90,000,000	CGCMT 2020-GC46	Midland	CWCapital
805 Third Avenue	$45,000,000	3.7%	$105,000,000	$125,000,000	$275,000,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
The Westin Book Cadillac	$45,000,000	3.7%	$32,000,000	—	$77,000,000	CGCMT 2020-GC46	Midland	CWCapital
The Shoppes at Blackstone Valley	$40,000,000	3.3%	$124,000,000	—	$164,000,000	COMM 2019-GC44	Midland	Rialto
White Oak Crossing	$32,000,000	2.6%	$31,375,000	—	$63,375,000	CGCMT 2020-GC46	Midland	CWCapital
90 North Campus	$30,000,000	2.5%	$50,000,000	—	$80,000,000	GSMS 2020-GC45	Midland	Midland
Property Commerce Portfolio	$27,620,000	2.3%	$30,000,000	—	$57,620,000	GSMS 2020-GC45	Midland	Midland
Parkmerced	$27,500,000	2.3%	$519,500,000	$953,000,000	$1,500,000,000	MRCD 2019-PARK	KeyBank	KeyBank
Midland Atlantic Portfolio	$23,000,000	1.9%	$22,000,000	—	$45,000,000	CGCMT 2020-GC46	Midland	CWCapital
Bellagio Hotel and Casino	$20,000,000	1.6%	$1,656,200,000	$1,333,800,000	$3,010,000,000	BX 2019-OC11	KeyBank	Situs
405 E 4th Avenue	$20,000,000	1.6%	$42,500,000	—	$62,500,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
510 East 14th Street	$15,000,000	1.2%	$70,000,000	—	$85,000,000	GSMS 2020-GC45	Midland	Midland

(1)

Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “loan combination”. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(2)

Each loan combination will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject loan combination. See, however, the chart entitled “Loan Combination Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held by a third party or included in a separate securitization transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
650 Madison Avenue	$115,000,000	$471,800,000	—	$213,200,000	$800,000,000	3.48600%	48.5%	66.1%	2.74x	2.01x	10.0%	7.3%
1633 Broadway	$110,000,000	$891,000,000	—	$249,000,000	$1,250,000,000	2.99000%	41.7%	52.1%	3.84x	3.08x	11.9%	9.5%
Superior Storage Portfolio	$55,000,000	—	$11,500,000	—	$66,500,000	5.27541%(4)	62.0%	75.0%	2.11x	1.38x	9.1%	7.5%
CBM Portfolio	$50,000,000	$348,000,000	—	$286,000,000	$684,000,000	3.53700%	33.6%	57.7%	5.94x	3.46x	25.0%	14.5%
805 Third Avenue	$45,000,000	$105,000,000	—	$125,000,000	$275,000,000	4.04000%	32.6%	59.8%	2.63x	1.50x	12.2%	6.6%
Parkmerced	$27,500,000	$519,500,000	$275,000,000	$953,000,000	$1,775,000,000	4.29577%(5)	25.9%	84.1%	4.00x	0.78x	11.1%	3.4%
Bellagio Hotel and Casino	$20,000,000	$1,656,200,000	—	$1,333,800,000	$3,010,000,000	3.66500%	39.3%	70.7%	8.42x	4.06x	28.3%	15.7%
510 East 14th Street	$15,000,000	$70,000,000	$75,000,000	—	$160,000,000	4.12938%(6)	29.5%	55.6%	3.62x	1.36x	10.9%	5.8%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s).
(4)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for Superior Storage Portfolio has been rounded for presentation purposes. The full precision total debt interest rate is 5.27541353383459%.
(5)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for Parkmerced has been rounded for presentation purposes. The full precision total debt interest rate is 4.295771729%.
(6)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for 510 East 14th Street has been rounded for presentation purposes. The full precision total debt interest rate is 4.129375%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Loan Combination	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(2)	Aggregate Cut-off Date Balance
650 Madison Avenue	Outside Serviced	Note A-1-1	Control Shift Note(6)	—	CGCMT 2019-C7	$50,000,000
		Note A-1-2-1	No	CCRE	Not Identified	$40,000,000
		Notes A-1-3, A-2-1	No	—	GSMS 2020-GC45	$50,000,000
		Notes A-1-4, A-2-2, A-2-5, A-2-7	No	—	CGCMT 2020-GC46	$115,000,000
		Note A-1-5	No	—	Benchmark 2020-B16	$45,000,000
		Note A-1-6	No	CREFI	Not Identified	$50,000,000
		Note A-1-7	No	—	Benchmark 2020-IG1	$37,900,000
		Notes A-2-3, A-2-4, A-2-6, A-2-8	No	GSBI	Not Identified	$51,450,000
		Note A-3-1	No	—	BBCMS 2020-C6	$60,000,000
		Note A-3-2	No	An affiliate of BCREI	Not Identified	$46,450,000
		Note A-3-3	No	—	WFCM 2020-C55	$40,000,000
		Notes A-4, A-5, A-6, A-7	No	—	MAD 2019-650M	$1,000,000
		Notes B-1, B-2, B-3, B-4	Yes (Note B-1)(6)	—	MAD 2019-650M	$213,200,000

1633 Broadway	Outside Serviced	Notes A-1-C-2, A-2-C-5	No	—	GSMS 2020-GC45	$60,000,000
		Notes A-2-C-1-B, A-3-C-1-B	No	—	Benchmark 2020-B16	$45,000,000
		Notes A-2-C-3-B, A-3-C-2	No	—	Benchmark 2020-IG1	$64,650,000
		Notes A-4-C-1, A-4-C-2	No	—	BANK 2020-BNK25	$100,000,000
		Notes A-4-C-4, A-4-C-5	No	—	WFCM 2020-C55	$70,000,000
		Notes A-1-C-1, A-1-C-5, A-2-C-1-A	Control Shift Note (Note A-1-C-1)(6)	—	CGCMT 2020-GC46	$110,000,000
		Notes A-1-C-3, A-1-C-4, A-1-C-6, A-1-C-7	No	GSBI	Not Identified	$122,500,000
		Notes A-2-C-2, A-2-C-3-A, A-2-C-4, A-2-C-6, A-2-C-7	No	DBRI	Not Identified	$170,000,000
		Notes A-3-C-1-A, A-3-C-3, A-3-C-4, A-3-C-5, A-3-C-6, A-3-C-7	No	JPMCB	Not Identified	$177,850,000
		Notes A-4-C-3, A-4-C-6, A-4-C-7	No	WFB	Not Identified	$80,000,000
		Notes A-1-S-1, A-2-S-1, A-3-S-1, A-4-S-1	No	—	BWAY 2019-1633	$1,000,000
		Notes B-1, B-2, B-3, B-4	Yes (Note B-1)(6)	—	BWAY 2019-1633	$249,000,000

Southcenter Mall	Outside Serviced	Note A-1	Yes	—	GSMS 2020-GC45	$60,000,000
		Note A-2	No	—	Benchmark 2020-IG1	$50,000,000
		Note A-3	No	—	CGCMT 2020-GC46	$39,000,000
		Note A-4	No	DBRI	Not Identified	$29,000,000
		Note A-5	No	—	CGCMT 2020-GC46	$20,000,000
		Note A-6	No	DBRI	Not Identified	$20,000,000

CBM Portfolio	Outside Serviced	Notes A-1, A-2A, A-2B, A-2C, A-2F, A-2G, A-2H	Yes(7)	—	COMM 2020-CBM	$298,000,000
		Notes A-2E, A-2I-2	No	DBRI	Not Identified	$50,000,000
		Notes A-2D, A-2I-1	No	—	CGCMT 2020-GC46	$50,000,000
		Note B	Yes(7)	—	COMM 2020-CBM	$286,000,000

Staples Headquarters	Serviced	Note A-1	Yes	—	CGCMT 2020-GC46	$50,000,000
		Note A-2	No	DBRI	Not Identified	$20,000,000
		Note A-3	No	DBRI	Not Identified	$20,000,000

805 Third Avenue	Outside Serviced	Note A-1	Control Shift Note(6)	—	CGCMT 2019-C7	$50,000,000
		Note A-2	No	—	Benchmark 2020-IG1	$50,000,000
		Note A-3	No	—	CGCMT 2020-GC46	$40,000,000
		Note A-4-1	No	—	Benchmark 2020-IG1	$5,000,000
		Note A-4-2	No	—	CGCMT 2020-GC46	$5,000,000
		Note B	Yes(6)	—	CGCMT 2019-C7 (Loan Specific)	$125,000,000

The Westin Book Cadillac	Outside Serviced	Note A-1	Yes	—	CGCMT 2020-GC46	$45,000,000
		Note A-2	No	CREFI	Not Identified	$32,000,000

The Shoppes at Blackstone Valley	Outside Serviced	Note A-1	Yes	—	COMM 2019-GC44	$55,000,000
		Notes A-2, A-3, A-6	No	—	GSMS 2020-GC45	$50,000,000
		Notes A-4, A-5	No	—	CGCMT 2020-GC46	$40,000,000
		Notes A-7, A-8, A-9	No	GSBI	Not Identified	$19,000,000

White Oak Crossing	Serviced	Note A-1	Yes	—	CGCMT 2020-GC46	$32,000,000
		Note A-2	No	GSBI	Not Identified	$31,375,000

90 North Campus	Outside Serviced	Note A-1	Yes	—	GSMS 2020-GC45	$50,000,000
		Note A-2	No	—	CGCMT 2020-GC46	$30,000,000

Property Commerce Portfolio	Outside Serviced	Note A-1	Yes	—	GSMS 2020-GC45	$30,000,000
		Note A-2	No	—	CGCMT 2020-GC46	$27,620,000

Parkmerced	Outside Serviced	Notes A-1, A-2	Control Shift Note (Note A-1)(6)	—	MRCD 2019-PARK	$247,000,000
		Notes, A-3, A-5, A-7	No	An affiliate of BCREI	Not Identified	$150,000,000
		Note A-4	No	—	Benchmark 2020-IG1	$45,000,000
		Note A-6	No	—	CGCMT 2020-GC46	$27,500,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Mortgaged Property Name	Servicing of Loan Combination	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(2)	Aggregate Cut-off Date Balance
		Note A-9	No	CCRE	Not Identified	$40,000,000
		Note A-10	No	—	GSMS 2020-GC45	$37,500,000
		Notes B-1, B-2	No	—	MRCD 2019-PARK	$708,000,000
		Note C-1	Yes(6)	—	MRCD 2019-PRKC	$122,500,000
		Note C-2	No	—	MRCD 2019-PRKC	$122,500,000

Midland Atlantic Portfolio	Serviced	Note A-1	Yes	—	CGCMT 2020-GC46	$23,000,000
		Note A-2	No	GSBI	Not Identified	$22,000,000

Bellagio Hotel and Casino	Outside Serviced	Notes A-1-S1, A-2-S1, A-3-S1, A-1-S2, A-2-S2, A-3-S2	Yes (Note A-1-S1)	—	BX 2019-OC11	$716,000,000
		Notes A-1-RL, A-2-RL, A-3-RL	No	—	Third party investor	$360,200,000
		Note A-1-C1	No	—	BANK 2020-BNK25	$100,000,000
		Note A-2-C1	No	—	GSMS 2020-GC45	$60,000,000
		Notes A-3-C1, A-3-C6	No	JPMCB	Not Identified	$61,250,000
		Notes A-1-C2, A-1-C3, A-1-C4, A-1-C5	No	MSBNA	Not Identified	$200,000,000
		Notes A-2-C2, A-3-C2	No	—	Benchmark 2020-B16	$60,000,000
		Notes A-2-C3, A-3-C5	No	—	Benchmark 2020-IG1	$55,000,000
		Note A-2-C4	No	—	CGCMT 2020-GC46	$20,000,000
		Notes A-3-C3, A-3-C4	No	—	BBCMS 2020-C6	$43,750,000
		Notes B-1-S, B-2-S, B-3-S	No	—	BX 2019-OC11	$510,700,000
		Notes B-1-RL, B-2-RL, B-3-RL	No	—	Third party investor	$139,800,000
		Notes C-1-S, C-2-S, C-3-S	No	—	BX 2019-OC11	$683,300,000

405 E 4th Avenue	Outside Serviced	Note A-1	Yes	—	CGCMT 2019-C7	$42,500,000
		Note A-2	No	—	CGCMT 2020-GC46	$20,000,000

510 East 14th Street	Outside Serviced	Note A-1-2	No	—	CGCMT 2020-GC46	$15,000,000
		Note A-1-1	No	—	Benchmark 2020-B16	$35,000,000
		Note A-2	Yes	—	GSMS 2020-GC45	$35,000,000

(1)

The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related loan combination (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such loan combination with or without cause. See “Description of the Mortgage Pool—The Loan Combinations“ and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.

(2)

The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related loan combination, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(3)

Unless otherwise specified, with respect to each loan combination, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.

(4)

Unless otherwise specified, with respect to each loan combination, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed that, in each case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies the future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.

(5)	Entity names have been abbreviated for presentation.

“CCRE“ means Cantor Commercial Real Estate Funding, L.P.

“CREFI““ means Citi Real Estate Funding Inc.

“GS Bank“ means Goldman Sachs Bank USA

“BCREI“ means Barclays Capital Real Estate Inc.

“DBRI“ means DBR Investments Co. Limited

“JPMCB“ means JPMorgan Chase Bank, N.A.

“MSBNA” means Morgan Stanley Bank, N.A.

“WFBNA“ means Wells Fargo Bank, National Association

(6)

The subject Loan Combination is an AB Loan Combination or a Pari Passu-AB Loan Combination, and the Controlling Note as of the date hereof (as identified in the chart above) is a related subordinate note. Upon the occurrence of certain trigger events specified in the related Co-Lender Agreement, however, control will generally shift to a more senior note (or, if applicable, first to one more senior note and, following certain additional trigger events, to another more senior note) in the subject Loan Combination (each identified in the chart above as a “Control Shift Note”), which more senior note will thereafter be the Controlling Note. See “Description of the Mortgage Pool—The Loan Combinations—The 650 Madison Avenue Pari Passu-AB Loan Combination”, “—The 1633 Broadway Pari Passu-AB Loan Combination“ “—The CBM Portfolio Pari Passu-AB Loan Combination”, “—The 805 Third Avenue Pari Passu-AB Loan Combination” and “—The Parkmerced Pari Passu-AB Loan Combination” in the Preliminary Prospectus for more information regarding the manner in which control shifts under each such Loan Combination.

(7)

No single promissory note comprising a part of the CBM Portfolio Loan Combination is the related Controlling Note; however, the COMM 2020-CBM securitization trust is the related Controlling Note Holder, and a party designated under the related trust and servicing agreement is entitled to exercise the rights thereof. See ““—The CBM Portfolio Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
650 Madison Avenue	CREFI, GSMC	New York	New York	Mixed Use	$115,000,000	9.4%	MAD 2013-650M
CBM Portfolio(2)	GACC	Various	Various	Hospitality	$50,000,000	4.1%	COMM 2015-CCRE23
Whiteland Towne Center	CREFI	Exton	Pennsylvania	Retail	$36,800,000	3.0%	AREIT 2018-CRE1
Parkmerced	CREFI	San Francisco	California	Multifamily	$27,500,000	2.3%	LCCM 2014-PKMD
Midland Atlantic Portfolio(3)	GSMC	Various	Various	Retail	$23,000,000	1.9%	MSBAM 2012-C5
World Cup Plaza	GSMC	Frisco	Texas	Retail	$17,650,000	1.4%	COMM 2013-CR12
Hanna Business Park	GSMC	Oak Ridge North	Texas	Industrial	$16,600,000	1.4%	MSBAM 2013-C8
The Atrium	GSMC	San Antonio	Texas	Office	$15,300,000	1.3%	BANC 2019-CRE5
HGI Fontana	GACC	Fontana	California	Hospitality	$13,750,000	1.1%	COMM 2014-UBS6
Walnut Manor and Fox Brook Apartments(4)	GSMC	Muncie	Indiana	Multifamily	$6,600,000	0.5%	GNMA 2016-095; GNMA 2014-052

(1)

The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)

The CBM Portfolio contains 52 properties that are located across California, Colorado, Washington, Tennessee, Oregon, Georgia, Michigan, Missouri, New Jersey, New York, Florida, Massachusetts, Virginia, Illinois, Arizona, Connecticut, Maryland, Kansas, North Carolina, Indiana, South Carolina, Minnesota, Texas, Alabama, and Pennsylvania.

(3)	The Midland Atlantic Portfolio contains 6 properties that are located in Mississippi, Kentucky, North Carolina, Alabama, Indiana, and Ohio.
(4)

The Walnut Manor Property was previously securitized in the GNMA 2016-095 securitization transactions. The Fox Brook Apartments was previously securitized in the GNMA 2014-052 securitization transaction.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Retail	32	$364,618,241	29.9%	2.63x	59.6%	11.5%
Anchored	17	243,826,413	20.0	1.82x	66.9%	9.8%
Super Regional Mall	1	59,000,000	4.8	6.53x	22.2%	19.6%
Unanchored	6	52,200,175	4.3	2.04x	67.6%	10.3%
Shadow Anchored	8	9,591,652	0.8	2.65x	59.0%	10.8%
Office	6	$266,300,000	21.8%	3.35x	46.3%	11.8%
CBD	2	155,000,000	12.7	3.49x	39.1%	12.0%
Suburban	4	111,300,000	9.1	3.16x	56.4%	11.6%
Multifamily	16	$169,142,500	13.9%	2.05x	58.5%	8.4%
Mid Rise	10	101,842,500	8.3	1.76x	65.0%	7.2%
Garden	5	39,800,000	3.3	1.46x	64.4%	9.5%
High-Rise/Townhouse	1	27,500,000	2.3	4.00x	25.9%	11.1%
Mixed Use	5	$167,800,000	13.8%	2.67x	49.7%	9.7%
Office/Retail	2	122,800,000	10.1	2.70x	49.2%	9.9%
Multifamily/Retail	2	25,000,000	2.0	2.93x	40.9%	9.4%
Office/Multifamily	1	20,000,000	1.6	2.17x	63.6%	8.3%
Hospitality	58	$153,100,000	12.5%	4.01x	48.2%	18.8%
Full Service	3	75,100,000	6.2	3.56x	53.1%	16.9%
Limited Service	54	69,500,000	5.7	4.76x	41.6%	21.4%
Extended Stay	1	8,500,000	0.7	1.86x	58.6%	13.5%
Self Storage	15	$58,150,000	4.8%	2.09x	62.4%	9.1%
Industrial	7	$40,948,750	3.4%	1.81x	73.1%	10.7%
Flex	6	29,473,750	2.4	1.79x	72.4%	10.6%
Warehouse/Distribution	1	11,475,000	0.9	1.86x	75.0%	10.9%
Total	139	$1,220,059,491	100.0%	2.83x	54.3%	11.7%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Wtd. Avg. based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	16	$385,811,111	31.6%	$4,548,800,000	30.9%	$215,632,144	21.6%
California	14	120,753,070	9.9	2,617,630,000	17.8	99,332,420	9.9
Massachusetts	3	91,001,462	7.5	459,700,000	3.1	28,656,745	2.9
Washington	3	90,458,333	7.4	1,136,500,000	7.7	53,364,238	5.3
Texas	21	79,303,041	6.5	216,760,000	1.5	14,063,956	1.4
Michigan	6	78,696,053	6.5	231,600,000	1.6	16,436,626	1.6
Pennsylvania	3	67,800,000	5.6	116,100,000	0.8	8,864,658	0.9
Wisconsin	5	56,070,700	4.6	79,500,000	0.5	5,454,965	0.5
Arizona	5	45,574,181	3.7	104,900,000	0.7	8,100,475	0.8
North Carolina	4	37,882,825	3.1	138,350,000	0.9	11,749,927	1.2
Arkansas	9	26,509,300	2.2	38,800,000	0.3	2,457,401	0.2
Ohio	3	21,813,348	1.8	32,475,000	0.2	2,368,187	0.2
Nevada	1	20,000,000	1.6	4,260,000,000	28.9	474,065,315	47.5
Illinois	5	17,131,487	1.4	101,000,000	0.7	7,623,567	0.8
Missouri	7	14,636,908	1.2	58,330,000	0.4	4,910,621	0.5
Utah	1	12,642,500	1.0	20,000,000	0.1	991,639	0.1
Indiana	4	9,897,371	0.8	34,300,000	0.2	2,332,561	0.2
Florida	6	6,958,480	0.6	92,000,000	0.6	6,594,676	0.7
South Carolina	2	6,805,556	0.6	26,800,000	0.2	2,663,029	0.3
Mississippi	1	6,130,943	0.5	17,100,000	0.1	1,125,786	0.1
Kentucky	1	5,171,863	0.4	14,425,000	0.1	1,006,187	0.1
Alabama	2	3,621,341	0.3	22,400,000	0.2	1,887,038	0.2
Colorado	3	3,308,480	0.3	76,000,000	0.5	5,604,234	0.6
Georgia	3	2,285,819	0.2	52,500,000	0.4	5,246,184	0.5
Tennessee	2	1,763,158	0.1	40,500,000	0.3	4,299,299	0.4
Connecticut	2	1,676,170	0.1	38,500,000	0.3	3,252,350	0.3
Maryland	2	1,654,240	0.1	38,000,000	0.3	2,160,957	0.2
Oregon	1	1,067,251	0.1	24,500,000	0.2	1,919,227	0.2
New Jersey	1	1,044,591	0.1	24,000,000	0.2	2,358,806	0.2
Virginia	1	957,602	0.1	22,000,000	0.1	1,318,621	0.1
Kansas	1	848,684	0.1	19,500,000	0.1	1,259,240	0.1
Minnesota	1	783,626	0.1	18,000,000	0.1	1,401,839	0.1
Total	139	$1,220,059,491	100.0%	$14,720,970,000	100.0%	$998,502,917	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)

For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances

Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,150,000 - 3,999,999	1	$3,150,000	0.3%
4,000,000 - 5,999,999	1	5,750,000	0.5
6,000,000 - 7,999,999	4	27,000,000	2.2
8,000,000 - 9,999,999	2	17,700,000	1.5
10,000,000 - 14,999,999	7	84,424,491	6.9
15,000,000 - 19,999,999	10	167,035,000	13.7
20,000,000 - 29,999,999	6	145,700,000	11.9
30,000,000 - 39,999,999	6	200,300,000	16.4
40,000,000 - 49,999,999	3	130,000,000	10.7
50,000,000 - 74,999,999	4	214,000,000	17.5
75,000,000 - 115,000,000	2	225,000,000	18.4
Total	46	$1,220,059,491	100.0%

Distribution of UW NCF DSCRs(1)

Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.20	1	$17,400,000	1.4%
1.21 - 1.50	4	44,683,241	3.7
1.51 - 2.00	23	453,306,250	37.2
2.01 - 2.50	5	119,400,000	9.8
2.51 - 3.00	5	237,770,000	19.5
3.01 - 8.42	8	347,500,000	28.5
Total	46	$1,220,059,491	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)

Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$809,912,500	66.4%
Interest Only, Then Amortizing(2)	13	310,405,000	25.4
Amortizing (30 Years)	6	72,891,991	6.0
Amortizing (25 Years)	3	20,250,000	1.7
Amortizing (20 Years)	1	6,600,000	0.5
Total	46	$1,220,059,491	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable.
(2)	Original partial interest only periods range from 24 to 60 months.

Distribution of Lockboxes

Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	15	$635,255,000	52.1%
Springing	25	455,661,991	37.3
Soft	3	90,142,500	7.4
None	2	24,000,000	2.0
Soft (Residential); Hard (Retail)	1	15,000,000	1.2
Total	46	$1,220,059,491	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
22.2 - 39.9	7	$223,100,000	18.3%
40.0 - 49.9	3	275,000,000	22.5
50.0 - 59.9	7	145,370,000	11.9
60.0 - 69.9	17	386,725,741	31.7
70.0 - 75.0	12	189,863,750	15.6
Total	46	$1,220,059,491	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)

Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
17.8 - 39.9	7	$223,100,000	18.3%
40.0 - 49.9	6	334,250,000	27.4
50.0 - 59.9	15	281,761,991	23.1
60.0 - 66.8	18	380,947,500	31.2
Total	46	$1,220,059,491	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose

Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	36	$1,001,545,741	82.1%
Acquisition	9	190,933,750	15.6
Recapitalization	1	27,580,000	2.3
Total	46	$1,220,059,491	100.0%

Distribution of Mortgage Rates

Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.725 - 3.999	29	$900,283,750	73.8%
4.000 - 4.500	15	293,175,741	24.0
4.501 - 4.550	2	26,600,000	2.2
Total	46	$1,220,059,491	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)

Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.9 - 7.9	7	$129,242,500	10.6%
8.0 - 8.9	3	41,383,241	3.4
9.0 - 9.9	11	282,550,000	23.2
10.0 - 10.9	9	269,160,000	22.1
11.0 - 14.9	12	362,123,750	29.7
15.0 - 28.3	4	135,600,000	11.1
Total	46	$1,220,059,491	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)

Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.8 - 7.9	7	$129,242,500	10.6%
8.0 - 8.9	11	258,283,241	21.2
9.0 - 9.9	8	269,703,750	22.1
10.0 - 10.9	10	191,980,000	15.7
11.0 - 14.9	6	235,250,000	19.3
15.0 - 27.1	4	135,600,000	11.1
Total	46	$1,220,059,491	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods

Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	7	$141,605,000	11.6%
36	3	$88,400,000	7.2
48	1	$32,000,000	2.6
60	2	$48,400,000	4.0

Distribution of Original Terms to Maturity/ARD

Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$83,500,000	6.8%
119	1	15,000,000	1.2
120	42	1,121,559,491	91.9
Total	46	$1,220,059,491	100.0%

Distribution of Remaining Terms to Maturity/ARD

Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
58 - 60	3	$83,500,000	6.8%
117 - 120	43	1,136,559,491	93.2
Total	46	$1,220,059,491	100.0%

Distribution of Original Amortization Terms(1)

Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$809,912,500	66.4%
240 - 240	1	6,600,000	0.5
300 - 300	3	20,250,000	1.7
360 - 360	19	383,296,991	31.4
Total	46	$1,220,059,491	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)

Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$809,912,500	66.4%
240 - 240	1	6,600,000	0.5
300 - 300	3	20,250,000	1.7
359 - 360	19	383,296,991	31.4
Total	46	$1,220,059,491	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions

Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	39	$1,031,884,491	84.6%
Yield Maintenance	4	94,175,000	7.7
Defeasance or Yield Maintenance	3	94,000,000	7.7
Total	46	$1,220,059,491	100.0%

Distribution of Escrow Types

Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	38	$779,459,491	63.9%
Real Estate Tax	37	757,259,491	62.1%
TI/LC(2)	20	439,666,991	52.4%
Insurance	15	280,007,500	23.0%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, mixed use and industrial properties and one multifamily property with a commercial tenant.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
CBM Portfolio	Hospitality	$50,000,000	4.1%	60	5.94x	25.0%	33.6%
Parkmerced	Multifamily	$27,500,000	2.3%	58	4.00x	11.1%	25.9%
Shoppes at Myrtle Park	Retail	$6,000,000	0.5%	60	1.53x	10.8%	72.3%

(1)

The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations“ in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates, and the Uncertificated VRR Interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Allocation Between

Combined VRR Interest and

Non-Vertically

Retained Certificates

The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date will be: (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®; and (ii) allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention“ and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions

On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.

Class A-1, A-2, A-4, A-5, A-AB, X-A, X-B, X-D, and X-F certificates: to interest on the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D and Class X-F certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.

Class A-1, A-2, A-4, A-5 and A-AB certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-AB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (iv) above, then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-5 certificates in clause (v) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class J-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.

Class A-1, A-2, A-4, A-5 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.

Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)	5.

Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.

Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.

After the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest) any unreimbursed losses to the Class D, Class E, Class F, Class G-RR and Class J-RR certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.

Realized Losses

The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates; second, to the Class G-RR certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C certificates; seventh, to the Class B certificates; eighth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Principal Balance Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges

On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Certificates (excluding holders of the Class X-F, Class F, Class G-RR, Class J-RR and Class R certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group BC”) of the Class X-B, Class B and Class C certificates, and (iii) the group (the “YM Group DE” and, together with the YM Group A and the YM Group BC, the “YM Groups”) of the Class X-D, Class D and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to such class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and such class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated among the holders of the Class F, Class G-RR and Class J-RR certificates as provided in the CGCMT 2020-GC46 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class X-F or Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Advances

The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the CGCMT 2020-GC46 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the trustee will each be entitled to receive interest on advances they make at the prime rate, compounded annually.

Serviced Mortgage

Loans/Outside Serviced

Mortgage Loans

One or more loan combinations each constitutes an “outside serviced loan combination” (as identified under “Collateral Overview—Loan Combination Summary“ above), in which case, the CGCMT 2020-GC46 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more loan combinations each may constitute a “servicing shift loan combination” (as identified under “Collateral Overview—Loan Combination Summary” above), in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift loan combination will initially be serviced pursuant to the CGCMT 2020-GC46 pooling and servicing agreement during which time such mortgage loan, such loan combination and each related companion loan will be a serviced mortgage loan, a serviced loan combination and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such loan combination and each related companion loan will be an outside serviced mortgage loan, an outside serviced loan combination and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans“ and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2020-GC46 pooling and servicing agreement); each related loan combination constitutes a “serviced loan combination”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Appraisal Reduction

Amounts

An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to any downward adjustments permitted under the CGCMT 2020-GC46 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class J-RR certificates, then, to the Class G-RR certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, and Class X-F certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts (continued)

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event and an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class J-RR, Class G-RR, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-AB certificates, pro rata based on certificate balance.

Cumulative Appraisal

Reduction Amounts

A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event and an Operating Advisor Consultation Trigger Event, the Non-Vertically Retained Percentage of Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan“ means any corrected mortgage loan (1) that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals

Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans

There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.

Directing Holder	The “Directing Holder” with respect to any mortgage loan or loan combination serviced under the CGCMT 2020-GC46 pooling and servicing agreement will be:

●

except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced loan combination as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled loan combination”), and (iii) during any period that a Control Termination Event has occurred and is continuing, the Controlling Class Representative; and

●

with respect to any serviced outside controlled loan combination (which may include a servicing shift loan combination or a serviced loan combination with a controlling subordinate companion loan held outside the issuing entity), if and for so long as such holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the Controlling Class Representative, the holder of the related Controlling Note (during any such period, the “outside controlling note holder”).

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or loan combination with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Controlling Class

Representative

The “Controlling Class Representative“ will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders, by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an aggregate outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class G-RR certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class G-RR and Class J-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, Eightfold Real Estate Capital Fund V, L.P., or its affiliate, is expected to (i) purchase the Class G-RR and Class J-RR certificates, and (ii) appoint itself as the initial Controlling Class Representative.

Control Termination

Event

A “Control Termination Event” will either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event

A “Consultation Termination Event” will either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2020-GC46 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any serviced mortgage loan (i) as to which the Controlling Class Representative or a holder of more than 50% of the Controlling Class (by certificate balance) is a Borrower Party (as defined in the Preliminary Prospectus) (any such mortgage loan, an “excluded mortgage loan”) or (ii) that is part of a serviced outside controlled loan combination.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the CGCMT 2020-GC46 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan and (ii) any servicing shift mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

With respect to any serviced outside controlled loan combination (including any servicing shift loan combination for so long as it is serviced under the CGCMT 2020-GC46 pooling and servicing agreement), the holder of the related Controlling Note identified above under the table entitled “Loan Combination Controlling Notes and Non-Controlling Notes“ under “Collateral Overview” above (which holder will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced loan combination, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced loan combination.

See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Risk Retention

Consultation Parties

The “risk retention consultation parties”, with respect to any serviced mortgage loan or, if applicable, serviced loan combination will be: (i) the party selected by Citi Real Estate Funding Inc., (ii) the party selected by Goldman Sachs Bank USA and (iii) the party selected by Deutsche Bank AG, New York Branch (a “majority-owned affiliate” of DBR Investments Co. Limited, an originator). Each risk retention consultation party will have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, none of the risk retention consultation parties will have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company and Deutsche Bank AG, New York Branch (a “majority-owned affiliate” of DBR Investments Co. Limited, an originator) are expected to be appointed as the initial risk retention consultation parties.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or loan combination with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

At any time, prior to the occurrence and continuance of a Control Termination Event, the special servicer (but not any outside special servicer for any outside serviced loan combination) may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) with or without cause upon satisfaction of certain conditions specified in the CGCMT 2020-GC46 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (without regard to the application of any Appraisal Reduction Amounts) may request a vote to replace the special servicer (but not any outside special servicer for any outside serviced loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled loan combination (including any servicing shift loan combination, for so long as it is serviced pursuant to the CGCMT 2020-GC46 pooling and servicing agreement), only the holder of the related Controlling Note identified above under the table entitled “Loan Combination Controlling Notes and Non-Controlling Notes“ under “Collateral Overview” above may terminate the special servicer without cause (solely with respect to the related loan combination) and appoint a replacement special servicer for that loan combination.

At any time, if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the holder of the Uncertificated VRR Interest (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the serviced mortgage loans (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

“Certificateholder Quorum“ means a quorum that, (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders of certificates evidencing at least 20% of the aggregate of the outstanding principal balances of all certificates, with such quorum including at least three (3) holders that are not “affiliated” (as defined in Regulation RR) with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the CGCMT 2020-GC46 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

(continued)

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite period, a replacement special servicer will be appointed in the manner specified in the CGCMT 2020-GC46 pooling and servicing agreement.

Voting Rights

At all times during the term of the CGCMT 2020-GC46 pooling and servicing agreement, the voting rights for the certificates will be allocated among the respective classes of certificateholders in the following percentages:

(1)

1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and

(2)

in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

Servicing

Compensation

Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced loan combination, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan (or related serviced loan combination, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor

The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:

●

reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;

●	reviewing reports provided by the special servicer to the extent set forth in the CGCMT 2020-GC46 pooling and servicing agreement;

●	reviewing for accuracy certain calculations made by the special servicer;

●

issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the CGCMT 2020-GC46 pooling and servicing agreement and identifying any material deviations therefrom;

●

recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the holder of the Uncertificated VRR Interest (as a collective whole); and

●

after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the CGCMT 2020-GC46 pooling and servicing agreement) in respect of the applicable serviced mortgage loan(s) and/or related companion loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the CGCMT 2020-GC46 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer

The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of certificateholders evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2020-GC46 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer in the Preliminary Prospectus.

Dispute Resolution

Provisions

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2020-GC46 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner may deliver, within the time frame provided in the CGCMT 2020-GC46 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved“ means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2020-GC46 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Liquidated Loan Waterfall

On liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.

Credit Risk Retention

This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as a combination of (A) an “eligible vertical interest” in the form of the Combined VRR Interest, and (B) an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through (i) the acquisition by Goldman Sachs Bank USA (an originator) and Deutsche Bank AG, New York Branch (a “majority-owned affiliate” of DBR Investments Co. Limited, an originator) of a portion of the Combined VRR Interest, and (ii) the purchase by a third party purchaser of the HRR Certificates. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus.

Combined VRR Interest

Prepayment Premiums and Yield Maintenance Charges. On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction Amounts. On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.

Investor Communications

The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2020-GC46 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2020-GC46 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call

On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates and the Uncertificated VRR Interest.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and certain other conditions specified in the CGCMT 2020-GC46 pooling and servicing agreement are satisfied, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the Uncertificated VRR Interest for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

FLOOR	SF	TENANT	LEASE EXP.
27	6,871	Ralph Lauren Corporation	12/31/24
26	6,647	Ocean Road Advisors Inc	8/31/27
	4,002	Carson Family Charit. Trust	8/31/27
25	7,456	Lakewood Capital Mgmt LP	12/31/20
	3,218	Navigator Gas US L.L.C.	6/30/22
24	5,406	Caledonia (Private) Invest	12/31/24
23	12,866	BC Partners Inc.	1/31/27
22	5,096	Mid-Atlantic Strategies LLC	12/31/24
	7,770	GMF Capital LLC	12/31/26
21	12,861	Lee Equity Partners LLC	8/31/20
20	12,861	Spring Mountain Capital	9/30/30
19	6,514	BC Partners Inc.	1/31/27
	6,341	WP Global Partners Inc.	8/31/25
18	10,221	Key Square Group LP	3/31/21
	2,667	Key Square Group LP	3/31/21
17	12,866	Willett Advisors LLC	12/31/24
16	12,866	Willett Advisors LLC	12/31/24
15	6,338	Lomas Capital Mgmt LLC	1/31/23
14	12,861	Ralph Lauren Corporation	12/31/24
12	12,861	Ralph Lauren Corporation	12/31/24
11	12,657	Ralph Lauren Corporation	12/31/24
10	28,047	Ralph Lauren Corporation	12/31/24
9	31,221	Ralph Lauren Corporation	12/31/24
8	30,627	Ralph Lauren Corporation	12/31/24
7	44,439	Ralph Lauren Corporation	12/31/24
6	44,412	Ralph Lauren Corporation	12/31/24
5	44,435	Ralph Lauren Corporation	12/31/24
4	44,524	Memorial Sloan Kettering Cancer Center	7/31/23
3	44,504	Memorial Sloan Kettering Cancer Center	7/31/23
2	37,772	Sotheby's Int'l Realty Inc	10/31/35
	154	Memorial Sloan Kettering Cancer Center	7/31/23
G	4,250	Tod's	10/13/23
	3,005	B.A.P.E.	7/31/30
	1,202	Domenico Vacca	1/1/30
	4,650	Moncler	8/31/26
	6,396	Celine	2/28/29
	878	Memorial Sloan Kettering Cancer Center	7/31/23
C1	3,915	Ralph Lauren Corp (storage)	12/31/24
	10,640	Memorial Sloan Kettering Cancer Center (storage)	7/31/23
	97	Tod's (storage)	10/13/23
	4,335	Moncler (storage)	8/31/26
	3,827	Celine (storage)	2/28/29
	700	B.A.P.E. (storage)	7/31/30
C2	4,670	Ralph Lauren Corp (storage)	12/31/24
	3,520	Tod's (storage)	10/13/23
	1,196	Property MGMT Office	12/31/50

500C
2602A
2605A
2501A
2504A
2401A
2304A
2203A
2204A
2100A
2000A
1903A
2304B
1803A
1803B
1601A
1601A
1506A
500B
500B
500B
500D
500A
500A
500A
500A
500A
300A
300A
116A
201A
101C
109A
102A
109A
Storage/Miscellaneous
Storage/Miscellaneous
27
26
25
24
23
22
21
20
19
18
17
16
15
14
12
11
10
9
8
7
6
5
4
3
2
G
C1
C2

VACANT | 2019 – 2020 | 2021 – 2022 | 2023 – 2024 | 2025+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

650 Madison Avenue
650 Madison Avenue
New York, NY 10022
UPPER WEST SIDE
Natural History Museum
Metropolitan Museum of Art
UPPER WEST SIDE
UPPER EAST SIDE
Central Park
Carnegie Hall
MIDTOWN
Times Square
United Nations
Madison Square Garden
Empire State Building
Hudson Yards
MANHATTAN
CHELSEA
New York
Hudson River
East River
NYU
EAST VILLAGE
SOHO
FINANCIAL DISTRICT
JERSEY CITY
NY Stock Exchange
BROOKLYN
Central Park Zoo
The Pond
7th Regiment Army Conservatory
E 66TH STREET
E 65TH STREET
E 64TH STREET
E 63RD STREET
E 62ND STREET
E 61ST STREET
E 60TH STREET
E 59TH STREET
E 58TH STREET
E 57TH STREET
E 56TH STREET
E 55TH STREET
E 54TH STREET
E 53RD STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SIXTH AVENUE
Temple Emanuel
Consulate General of Pakistan
834
610
Plaza Athenee
605
844
Congregation Edmond J Safra New York
Central Presbyterian
Third Christ Scientist
Gurdjieff Foundation
826
139
Royale Condos
NY Academy of Sciences
Fifth Avenue Synagogue
Lowell
Colony Club
Beekman Hotel
Melrose Hotel
166 E 63rd
1054 Third
Knickerbocker Club
800
Carlton House
Links Club
Browning School
Loews Regency Hotel
535 Park
The Pierre
Barney's
Metropolitan Club
654 Madison
667 Madison
38
530 Park
655 Madison
Christ Church
Hitchcock Center
770 Lexington
773 Lexington
1010 Third
785
Harmonie Club
14
Sherry Netherland
5
645 Madison
635 Madison
55
59
510 Park
502 Park
515 Park
111
Aramco Building
Plaza Tower
750 Lexington
Bloomingdale's
The Ritz Carlton
40 Central Park South
24 Central Park South
The Plaza
Coronet Building
Park Lane Hotel
Apple
General Motors Bldg
The Revlon Building
60
Amro Bank Building
480 Park
499
110 E 59th
130 E 59th
485 Park
133
One Beacon Court
Bloomberg HQ
1 Hotel Central Park
Aka Central Park Hotel
4
Solow Building
Bergdorf Goodman
Medical Arts Center
47
Vogue Building
29
3
745 Fifth
600 Madison
1
3
5
11
15
19
598
601
Fuller Bldg
Four Seasons
470 Park
460 Park
475 Park
115
Library
Ritz Tower
135E 57th
Architects & Designers
The Gotham Houuse
145
157 E 57th
Hemisphere Tower
Squibb Building
30
24
20
6
Chambers Hotel
Crown Bldg
724 Fifth
720 Fifth
Tiffany
Nike
590 Madison
Trump Tower
32
450 Park
575 Madison
432 Park
445 Park
Renaissance Hotel
Lombardy Hotel
691 Fitzpatrick Hotel
950 Third
Jacob Blaustein Building
1370 Sixth
712 Fifth
Continental Tower
65
Shoreham Hotel
Fifth Avenue Presbyterian
717 Fifth
Sony Building
Coca-Cola Building
555 Madison
60
Park Ave Tower
430 Park
551 Madison
Tower 56
136 E 56th
425 Park
Howard Hotel
140 E 56th
160
155
MGM Building
MIDTOWN
Peninsula Hotel
Warwick New York
University Club
St. Regis
540 Madison
693
689
545
60 E 55th
Heron Towers
535 Madison
400 Park
59
110
Central Synagogue
Brook Club
Lex 54
136 E 55th
900 Third
641 Lexington
Financial Times Building
53W53
Museum of Modern Art (MOMA)
680 Fifth
Saint Thomas Church
Gucci
Tommy Hilfiger
Microsoft
Stuart Weitzman
King Fork
520 Madison
527 Madison
Hotel Elysee
515 Madison
45
Lever House
399 Park
Citigroup Center
880 Third

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller(2)		CREFI, GSMC
Location (City/State)	New York, New York		Cut-off Date Balance(3)		$115,000,000
Property Type	Mixed Use		Cut-off Date Balance per SF(1)(3)		$977.32
Size (SF)	600,415		Percentage of Initial Pool Balance		9.4%
Total Occupancy as of 10/1/2019	97.4%		Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2019	97.4%		Type of Security		Fee Simple
Year Built / Latest Renovation	1957, 1987 / 2015		Mortgage Rate		3.48600%
Appraised Value	$1,210,000,000		Original Term to Maturity (Months)		120
Appraisal Date	10/31/2019		Original Amortization Term (Months)		NAP
Borrower Sponsors	Vornado Realty L.P., OPG		Original Interest Only Period (Months)		120
	Investment Holdings (US), LLC		First Payment Date		1/8/2020
Property Management	650 Madison Office Manager LLC and 650		Maturity Date		12/8/2029
	Madison Retail Manager LLC

Underwritten Revenues	$87,327,989
Underwritten Expenses	$28,901,495		Escrows(4)
Underwritten Net Operating Income (NOI)	$58,426,495			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$56,776,391		Taxes	$0	$0
Cut-off Date LTV Ratio(1)	48.5%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	48.5%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.82x / 2.74x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.0% / 9.7%		Other Reserve	$9,576,014	$0

Sources and Uses(5)
Sources	$	%	Uses	$	%
Senior Notes	$586,800,000	70.7%	Loan Payoff	$800,000,000	96.4%
Junior Notes	213,200,000	25.7	Defeasance Costs	14,157,786	1.7
Existing Loan Reserves	20,051,781	2.4	Upfront Reserves	9,576,014	1.2
Sponsor Equity	9,510,787	1.1	Closing Costs	5,828,767	0.7
Total Sources	$829,562,568	100.0%	Total Uses	$829,562,568	100.0%

(1)	DSCR, LTV, Debt Yield and Balance per SF calculations are based on the aggregate outstanding principal balance of the 650 Madison Avenue Senior Pari Passu Notes (as defined below) and exclude the outstanding principal balance of the 650 Madison Avenue Junior Non-Trust Notes (as defined below). Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI, DSCR Based on Underwritten NCF, Debt Yield Based on Underwritten NOI, Debt Yield Based on Underwritten NCF, and Cut-off Date Balance per SF based on the aggregate outstanding principal balance of the 650 Madison Avenue Loan Combination (as defined below) are 66.1%, 66.1%, 2.07x, 2.01x, 7.3%, 7.1%, and $1,332, respectively.

(2)	The 650 Madison Avenue Loan Combination (as defined below) was co-originated by Citi Real Estate Funding Inc. (“CREFI”), Barclays Capital Real Estate Inc. (“BCREI”), BMO Harris Bank N.A. (“BMO Harris”) and Goldman Sachs Bank USA (“GS Bank”).

(3)	The Cut-off Date Balance of $115,000,000 represents the non-controlling notes A-1-4, A-2-2, A-2-5, and A-2-7 which are part of a loan combination evidenced by 26 notes having an aggregate outstanding principal balance as of the Cut-off Date of $800,000,000. The related companion loans are evidenced by (i) 18 senior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $471,800,000 and (ii) four junior notes with an aggregate outstanding principal balance as of the Cut-off Date of $213,200,000.

(4)	See “—Escrows below”.

(5)	The borrower sponsors acquired the 650 Madison Avenue Property (as defined below) for a purchase price of approximately $1.3 billion in 2013. Since acquisition, the borrower sponsors have invested approximately $37.5 million in capital expenditures and $51.6 million in tenant improvements and leasing commissions at the 650 Madison Avenue Property, implying total hard equity of $583.4 million remaining in the transaction following the closing of the 650 Madison Avenue Loan Combination.

■	The Mortgage Loan. The 650 Madison Avenue mortgage loan (the “650 Madison Avenue Loan”) is part of a loan combination (the “650 Madison Avenue Loan Combination”) evidenced by 26 notes comprising (i) 22 senior pari passu notes (collectively the “650 Madison Avenue Senior Pari Passu Notes”) with an aggregate outstanding principal balance as of the Cut-off Date of $586,800,000, and (ii) four junior pari passu notes (collectively, the “650 Madison Avenue Junior Non-Trust Notes”) with an aggregate outstanding principal balance as of the Cut-off Date of $213,200,000. The 650 Madison Avenue Junior Non-Trust Notes are subordinate to the 650 Madison Avenue Senior Pari Passu Notes to the extent described in “Description of the Mortgage Pool—The Loan Combinations—The 650 Madison Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus. The aggregate outstanding principal balance as of the Cut-off Date of all the notes evidencing the 650 Madison Avenue Loan Combination is $800,000,000. The 650 Madison Avenue Loan Combination is secured by the borrower’s fee simple interest in a Class A office and retail building located in New York, New York (the “650 Madison Avenue Property”). The 650 Madison Avenue Loan, which is evidenced by the non-controlling notes A-1-4, A-2-2, A-2-5, and A-2-7, have an aggregate outstanding principal balance as of the Cut-off Date of $115,000,000 and represents approximately 9.4% of the Initial Pool Balance. The related companion loans are evidenced by (i) 18 senior pari passu notes (collectively, the “650 Madison Avenue Senior Pari Passu Companion Loans”) which have an aggregate outstanding principal balance as of the Cut-off Date of $471,800,000 and (ii) the 650 Madison Avenue Junior Non-Trust Notes, as detailed in the note summary table below. The 650 Madison Avenue Loan Combination was originated by CREFI, BCREI, BMO Harris and GS Bank on November 26, 2019. Each note evidencing the 650 Madison Avenue Loan Combination has an interest rate of 3.48600% per annum. The borrower utilized the proceeds of the 650 Madison Avenue Loan Combination, existing loan reserves and new borrower sponsor equity to refinance the existing debt on the 650 Madison Avenue Property, fund upfront reserves and pay closing and defeasance costs. The 650 Madison Avenue Loan received a credit assessment of BBB-sf by Fitch and BBB (low) by DBRS Morningstar.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN # 1: 650 Madison Avenue

The table below summarizes the promissory notes that comprise the 650 Madison Avenue Loan Combination. The relationship between the holders of the 650 Madison Avenue Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The 650 Madison Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$50,000,000	$50,000,000	CGCMT 2019-C7	No(1)
A-1-3, A-2-1	$50,000,000	$50,000,000	GSMS 2020-GC45	No
A-1-4, A-2-2, A-2-5, A-2-7	$115,000,000	$115,000,000	CGCMT 2020-GC46	No
A-1-5	$45,000,000	$45,000,000	Benchmark 2020-B16(2)	No
A-1-6	$50,000,000	$50,000,000	CREFI(3)	No
A-1-7	$37,900,000	$37,900,000	Benchmark 2020-IG1(4)	No
A-1-2-1	$40,000,000	$40,000,000	CCRE(3)	No
A-2-3, A-2-4, A-2-6, A-2-8	$51,450,000	$51,450,000	GSBI(3)	No
A-3-1	$60,000,000	$60,000,000	BBCMS 2020-C6(5)
A-3-2	$46,450,000	$46,450,000	An affiliate of BCREI(3)	No
A-3-3	$40,000,000	$40,000,000	WFCM 2020-C55(6)	No
A-4, A-5, A-6, A-7	$1,000,000	$1,000,000	MAD 2019-650M	No
B-1, B-2, B-3, B-4	$213,200,000	$213,200,000	MAD 2019-650M	Yes(1)
Total	$800,000,000	$800,000,000

(1)	The initial Controlling Note is note B-1, so long as no related control appraisal period has occurred and is continuing. If and for so long as a control appraisal period has occurred and is continuing, then the Controlling Note will be note A-1-1. See “Description of the Mortgage Pool— The Loan Combinations— The 650 Madison Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

(2)	The Benchmark 2020-B16 transaction is expected to close on or about February 12, 2020.

(3)	Expected to be contributed to one or more future securitization transactions.

(4)	The Benchmark 2020-IG1 transaction is expected to close on or about February 28, 2020.

(5)	The BBCMS 2020-C6 transaction is expected to close on or about February 10, 2020.

(6)	The WFCM 2020-C55 transaction is expected to close on or about February 27, 2020.

The 650 Madison Avenue Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 650 Madison Avenue Loan Combination requires payment of interest only until the scheduled maturity date, which is the due date in December 2029. Voluntary prepayment of the 650 Madison Avenue Loan Combination without payment of a yield maintenance premium is permitted on or after the due date in June 2029. Defeasance of the 650 Madison Avenue Loan Combination with direct, non-callable obligations of the United States of America or other obligations which are “government securities” is permitted under the 650 Madison Avenue Loan Combination documents at any time after the earlier of November 26, 2022 or the second anniversary of the securitization of the last portion of the 650 Madison Avenue Loan Combination.

Loan Combination Metrics
	% of Total Debt	Cut-off Date LTV	UW NOI Debt Yield	UW NCF DSCR
A Notes	73.4%	48.5%	10.0%	2.74x
$586,800,000
B Notes	26.7%	66.1%	7.3%	2.01x
$213,200,000

■	The Mortgaged Property. The 650 Madison Avenue Property is a 27-story, 600,415 SF Class A office building with grade level retail located in Midtown Manhattan on Madison Avenue between 59th and 60th Streets. The 650 Madison Avenue Property consists of 543,834 SF of Class A office space, 22,310 SF of ground floor retail space, and 34,271 SF of below-grade storage and flex space. The 650 Madison Avenue Property was originally constructed in 1957 as an eight-story building and in 1987 underwent a significant expansion and renovation, which added the office tower. Based on the underwritten rent roll dated October 1, 2019, the 650 Madison Avenue Property is currently 97.4% leased (based on NRA) to a diverse tenant roster including fashion (Ralph Lauren Corporation (“Ralph Lauren”)), healthcare (Memorial Sloan Kettering Cancer Center (“MSKCC”)) and luxury goods (Celine, Inc. (“Celine”)), as well as finance (Willett Advisors LLC). The top three tenants by UW Gross Rent (as defined below) are all investment grade rated tenants and account for 64.6% of net rentable area (“NRA”) and 58.9% of UW Gross Rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

Office (91.9% of NRA; 74.5% of in-place UW Gross Rent)

The 543,834 SF of Class A office space at the 650 Madison Avenue Property is currently 97.9% occupied by 17 tenants that collectively contribute 72.0% of UW Base Rent and 74.5% of UW Gross Rent (inclusive of storage rent derived from office tenants). 358,491 SF of the office space (65.9% of Class A office NRA) at the 650 Madison Avenue Property is leased to two investment grade-rated office tenants (Ralph Lauren and Memorial Sloan Kettering Cancer Center).

The largest office tenant at the 650 Madison Avenue Property, Ralph Lauren (rated A2/A- by Moody’s/S&P), occupies 46.1% of the 650 Madison Avenue Property’s NRA and accounts for 36.0% of UW Gross Rent. The tenant has occupied space in the 650 Madison Avenue Property since 1989 and has expanded several times. The 650 Madison Avenue Property serves as Ralph Lauren’s international headquarters. Ralph Lauren designs, markets, and distributes apparel, accessories, fragrances, and home furnishings under a wide range of brands and its operations include wholesale, retail, and licensing.

The second largest office tenant at the 650 Madison Avenue Property, Memorial Sloan Kettering Cancer Center (rated AA/Aa3/AA- by Moody’s/Fitch/S&P), occupies 16.8% of the 650 Madison Avenue Property’s NRA and accounts for 13.0% of UW Gross Rent. MSKCC signed a 10-year lease in 2013 to take over the approximately 100,000 SF medical office space that was previously occupied by Columbia Doctors, a faculty-run medical practice of Columbia University. The tenant has a separate entrance on the 60th Street and uses the space for medical purposes. Memorial Sloan Kettering Cancer Center is a cancer treatment and research institution in New York City, founded in 1884 as the New York Cancer Hospital. MSKCC is the largest and oldest private cancer center in the world, and is one of 50 National Cancer Institute-designated Comprehensive Cancer Centers.

Retail (5.3% of NRA; 25.5% of in-place UW Gross Rent)

The 22,310 SF of ground floor retail space at the 650 Madison Avenue Property is currently 87.4% occupied by five tenants that collectively contribute 28.0% of UW Base Rent and 25.5% of UW Gross Rent (inclusive of storage rent derived from retail tenants).

The ground floor retail space spans an entire block of the Madison Avenue retail corridor and, along with the second floor office space, was previously primarily occupied by Crate & Barrel until 2015. Since then, the borrower sponsors have executed leases with multiple luxury retailers including Celine, Moncler USA Inc (“Moncler”) (each utilizing its space as its respective brand’s flagship location) and B.A.P.E. in the ground floor retail space and an institutional tenant, Sotheby’s Int’l Realty Inc (“Sotheby’s”), in the second floor office space. The re-leasing has further diversified the rent roll at the 650 Madison Avenue Property and, based on UW Gross Rent, the new leases have extended the weighted average lease expiration date of the space previously occupied by Crate & Barrel (excluding Tod’s, which has been a ground floor retail tenant at the 650 Madison Avenue Property since 1998) to August 2029.

The largest retail tenant by UW Gross Rent, Celine, is a wholly owned subsidiary of LVMH (rated A1/A+ by Moody’s/S&P), occupies 1.7% of NRA and accounts for 10.0% of UW Gross Rent. Founded in 1945 by Céline Vipiana, Celine is a French ready-to-wear and leather luxury goods brand that has been owned by LVMH group (OTCMKTS: LVMUY) since 1996. The brand owns almost 140 stores worldwide and is distributed through a network including department stores such as Barneys New York (New York), Bergdorf Goodman (New York), Harrods (London) and Galeries Lafayette (Paris).The retail space showcases Celine’s NYC flagship store as well as the world’s largest Celine store.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the 650 Madison Avenue Property:

Largest Office & Retail Tenants

Office Tenant Names	Credit Rating (Fitch/MIS/S&P)(1)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Ralph Lauren	NR / A2 / A-	277,016	46.1%	$24,767,403	32.5%	$89.41	12/31/2024	1, 10-year option
Memorial Sloan Kettering Cancer Center(5)	AA / Aa3 / AA-	100,700	16.8	$9,362,079	12.3	92.97	7/31/2023	1, 5-year option
Willett Advisors LLC	NR / NR / NR	25,732	4.3	$3,988,460	5.2	155.00	12/31/2024	None
Sotheby’s	NR / B3 /B+	37,772	6.3	$3,459,915	4.5	91.60	11/30/2035	1, 5-year option
BC Partners Inc.		19,380	3.2	$2,298,086	3.0	118.58	1/31/2027	None
Largest Owned Tenants		460,600	76.7%	$43,875,943	57.6%	$95.26
Remaining Office Tenants		92,080	15.3	$10,957,911	14.4	$119.00
Total / Wtd. Avg. All Owned Tenant		552,680	92.0%	$54,833,855	72.0%	$99.21

Retail Tenants	Credit Rating (Fitch/MIS/S&P)(1)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Celine	NR / A1 / A+	10,223	1.7%	$8,600,017	11.3%	$841.24	2/28/2029	None
Moncler	NR / NR / NR	8,985	1.5%	$6,000,000	7.9%	$667.78	8/31/2026	1, 5-year option
Tod’s	NR / NR / NR	7,867	1.3%	$5,356,615	7.0%	$680.90	10/13/2023	None
B.A.P.E.(6)	NR / NR / NR	3,705	0.6%	$1,106,000	1.5%	$298.52	7/31/2030	None
Domenico Vacca(6)	NR / NR / NR	1,202	0.2%	$288,000	0.4%	$239.60	3/30/2030	None
Largest Owned Tenants		31,982	5.3%	$21,350,632	28.0%	$667.58
Vacant		15,753	2.6%	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants(7)		600,415	100.0%	$76,184,487	100.0%	$130.31

(1)	Source: Bloomberg.

(2)	Ratings are those of the parent entity whether or not the parent entity is a party to or guarantees the lease.

(3)	UW Base Rent includes contractual rent steps through July 2020 for non-investment grade-rated tenants and the straight-line average for investment grade-rated tenants. UW Base Rent in the table above excludes $10,080 attributable to an elevator marketing contract with Captivate LLC (0 SF).

(4)	Certain tenants reflected in the chart above and other tenants, although paying rent, may not be in occupancy with respect to all or a portion of their leased space, and/or under certain conditions may have the option to terminate all or a portion of their leased space prior to the lease expiration date. See “Description of the Mortgage Pool—Tenant Issues—Rights to Cease Operations (Go Dark) at the Leased Property” in the Preliminary Prospectus for more information regarding the foregoing and related tenant issues.

(5)	Memorial Sloan Kettering Cancer Center has the one-time option to terminate its lease upon at least 18 months prior written notice to the landlord, provided that (a) the termination date is not earlier than July 1, 2020, (b) the termination date is not later than June 30, 2022, (c) the termination date is at least 18 months following the date upon which the termination notice is received by the landlord, and (d) MSKCC is required to pay to the landlord the termination payment simultaneously with the giving of such termination notice.

(6)	B.A.P.E. and Domenico Vacca are currently completing the build-out of their space and are expected to take occupancy in early 2020.

(7)	Total NRA is inclusive of the property management office but there is no associated rent.

The following table presents certain information relating to the lease rollover schedule at the 650 Madison Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
2020	20,317	3.4%	3.4%	$2,479,060	3.3%	$122.02	2
2021	12,888	2.2	5.5%	1,538,559	2.0	$119.38	3
2022	3,218	0.5	6.1%	353,980	0.5	$110.00	2
2023	114,905	19.2	25.3%	15,320,804	20.1	$133.33	4
2024	313,250	52.3	77.5%	30,121,123	39.5	$96.16	13
2025	6,341	1.1	78.6%	729,215	1.0	$115.00	1
2026	16,755	2.8	81.4%	6,971,250	9.1	$416.07	2
2027	30,029	5.0	86.4%	3,866,158	5.1	$128.75	4
2028	0	0.0	86.4%	10,080	0.0	NAP	1
2029	10,223	1.7	88.1%	8,600,017	11.3	$841.24	1
2030 & Thereafter	55,540	9.3	97.4%	6,204,320	8.1	$111.71	5
Vacant	15,753	2.6	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(3)	599,219	100.0%		$76,194,567	100.0%	$130.59	38

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	UW Base Rent includes contractual rent steps through July 2020 for non-investment grade-rated tenants and the straight-line average for investment grade-rated tenants

(3)	Excludes 1,196 SF which is non-revenue and attributable to the property management office.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

The following table presents certain information relating to historical leasing at the 650 Madison Avenue Property:

Historical Leased %(1)

2016	2017	2018	As of 10/1/2019(2)
94.3%	92.6%	92.2%	97.4%

(1)	As provided by the borrower and represents occupancy of December 31 unless otherwise indicated.

(2)	Based on the underwritten rent roll dated October 1, 2019.

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 650 Madison Avenue Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $ per SF
In-Place Base Rent	$60,021,833	$65,301,771	$65,936,214	$68,490,075	$74,787,979	$124.56
Contractual Rent Steps(2)	0	0	0	0	1,406,588	2.34
Vacant Income	0	0	0	0	3,327,410	5.54
Reimbursements	7,020,651	7,750,395	8,784,226	9,361,042	10,762,016	17.92
Vacancy & Credit Loss(3)	(86,339)	(829,105)	0	75,003	(3,327,410)	(5.54)
Other Income	222,390	265,643	319,055	362,098	371,407	0.62
Effective Gross Income	$67,178,535	$72,488,704	$75,039,495	$78,288,218	$87,327,989	$145.45

Real Estate Taxes	$15,935,782	$16,699,910	$17,606,496	$18,301,078	$19,659,925	$32.74
Insurance	396,387	393,355	378,835	380,309	382,942	0.64
Utilities	1,068,264	1,112,310	1,147,244	1,153,209	1,161,237	1.93
Management Fee	1,117,542	1,475,379	1,413,137	1,402,802	873,280	1.45
Other Operating Expenses	5,959,366	6,266,404	5,936,287	6,089,283	6,824,111	11.37
Total Operating Expenses	$24,477,341	$25,947,358	$26,481,999	$27,326,681	$28,901,495	$48.14

Net Operating Income(4)	$42,701,194	$46,541,346	$48,557,496	$50,961,537	$58,426,495	$97.31
Replacement Reserves	0	0	0	0	150,104	0.25
TI/LC	0	0	0	0	1,500,000	2.50
Net Cash Flow	$42,701,194	$46,541,346	$48,557,496	$50,961,537	$56,776,391	$94.56

Occupancy	86.4%	87.9%	90.8%	91.1%	96.3%(3)
NOI Debt Yield	7.3%	7.9%	8.3%	8.7%	10.0%
NCF DSCR	2.06x	2.24x	2.34x	2.46x	2.74x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps include $1,406,588 underwritten for various tenants through July 1, 2020.

(3)	Represents an underwritten economic vacancy of 3.7%.

(4)	The increase from TTM 9/30/2019 Net Operating Income to Underwritten Net Operating Income at the 650 Madison Avenue Property is primarily attributable to the signing of six new leases since December 2018 as well as contractual rent steps.

■	Appraisal. According to the appraisal, the 650 Madison Avenue Property had an “as-is” appraised value of $1,210,000,000 as of October 31, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Discounted Cash Flow Approach	$1,210,000,000	6.00%	4.75%(1)

(1)	Represents the terminal cap rate.

■	Environmental Matters. According to the Phase I environmental report dated October 29, 2019, there are no recognized environmental conditions or recommendations for further action at the 650 Madison Avenue Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

■	Market Overview and Competition. The 650 Madison Avenue Property occupies a full block along Madison Avenue between East 59th and 60th Streets within the Plaza District office submarket and the Madison Avenue retail submarket. The Plaza District is the largest office submarket by SF in the country and is bounded by 65th Street to the north, the East River to the east, 47th Street on the south, and Avenue of the Americas on the west. The Madison Avenue retail submarket is located on Madison Avenue between 57th and 72nd Streets. According to the appraisal, Class A office space in the Plaza District had an inventory of approximately 78.2 million SF of office space, direct asking rents of $99.29 per SF and a direct vacancy rate of 8.1% as of the third quarter of 2019. According to the appraisal, the 650 Madison Avenue Property is located within the Madison/Fifth Avenue Class A office micro-market. As of the third quarter of 2019, the Madison/Fifth Avenue Class A office micro-market had an inventory of approximately 18.9 million SF of office space and direct asking rents of $102.23 per SF. The 650 Madison Avenue Property’s UW Gross Rents for office space range from $94.04 per SF to $176.76 per SF, which is comparable to the Direct Asking Rent per SF for the appraiser’s competitive set as set forth below.

Competitive Set (Office Buildings)(1)
						Direct Asking Rent per SF
Property	Office Area (NRA)	Direct Avail. SF	Sublease Avail. SF	Occupied % Direct	Occupied % Total	Low	High
510 Madison Avenue	350,000	12,640	11,500	96.4%	93.1%	$99.00	$129.00
520 Madison Avenue	849,600	114,847	0	86.5%	86.5%	$105.00	$128.00
590 Madison Avenue	1,016,413	215,501	32,189	78.8%	75.6%	$90.00	$145.00
660 Madison Avenue	239,113	0	24,544	100.0%	89.7%	NAP	NAP
712 Fifth Avenue	457,281	72,333	12,090	84.2%	81.5%	$115.00	$175.00
745 Fifth Avenue	410,000	17,938	22,301	95.6%	90.2%	$128.00	$150.00
399 Park Avenue	1,250,000	96,203	47,488	92.3%	88.5%	$110.00	$110.00
450 Park Avenue	247,242	7,841	0	96.8%	96.8%	$125.00	$125.00
499 Park Avenue	265,000	11,303	11,512	95.7%	91.4%	$100.00	$100.00
Total	5,084,649	548,606	161,624
Wtd. Avg.(2)	564,961	60,956	17,958	89.2%	86.0%	$90.00	$175.00

(1)	Source: Appraisal

(2)	Wtd. Avg. figures for the Direct Asking Rent per SF represent the low and high end of each respective range.

The appraiser concluded blended market rents of $108.87 per SF and $986.96 per SF for the office and ground level retail space, respectively. Based on the appraiser’s market rents, the 650 Madison Avenue Property’s in place rent is approximately 8.0% below market rent.

Market Rent Analysis (Office)		Market Rent Analysis (Retail)
Floors	Rent per SF	Tenant Category	Rent per SF
Concourse	$50.00	Below Grade	$35.00
2 to 7	$97.00	60th Corner	$1,250.00
8 to 10	$106.00	60th Street	$250.00
11 to 15	$116.00	59th Corner	$1,250.00
16 to 18	$127.00	59th Street	$350.00
19 to 22	$137.00	59th Midblock	$550.00
23 to 27	$147.00	Inline	$1,250.00

■	The Borrower. The borrower is 650 Madison Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 650 Madison Avenue Loan Combination. The non-recourse carveout guarantors are Vornado Realty L.P. (“Vornado”) and OPG Investment Holdings (US), LLC (“Oxford Guarantor”). Vornado and Oxford Guarantor are liable on a several basis, 50% to Vornado and 50% to Oxford Guarantor, subject to, with respect to each guarantor, an $80,000,000 cap on the full recourse carve-outs relating to bankruptcy and substantive consolidation and a

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

$400,000,000 cap on all other guaranteed obligations. The borrower sponsors of the 650 Madison Avenue Loan are Vornado and Oxford Properties Group (“Oxford”). Vornado is one of the largest owners and operators of commercial real estate in the United States with a portfolio of Class A office, high-value street retail and other property types, primarily located in New York City, aggregating over 37.1 million SF. Oxford is a global real estate investor with approximately $45.0 billion of assets under management on behalf of Ontario Municipal Employees Retirement System (“OMERS”), one of Canada’s largest pension plans. In New York City, Oxford partnered with Crown Acquisitions to acquire Olympic Tower (a 380,000 SF office tower with retail space which includes the Cartier Mansion, Versace townhouse, Furla, and Armani Exchange), and with the Related Companies in the development of Hudson Yards. The joint venture of Vornado and Oxford includes other investors such as Crown Acquisitions. Crown Acquisitions is a real estate firm focused on luxury retail and has previously served as the 650 Madison Avenue Property’s retail operating advisor.

■	Escrows. On the origination date of the 650 Madison Avenue Loan, the borrower funded reserves of (i) $3,197,699 for outstanding tenant improvements and/or leasing commissions and (ii) $6,378,315 for free rent.

Real Estate Tax Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period (as defined below) or 650 Madison Avenue Specified Tenant Trigger Period (as defined below), the borrower is required to deposit 1/12th of an amount which would be sufficient to pay taxes for the next ensuing 12 months.

Insurance Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, insurance deposits are required in an amount equal to 1/12th of an amount which would be sufficient to pay the insurance premium due for the renewal of the coverage afforded by the insurance policies upon the expiration thereof. If the liability or casualty insurance policy maintained by the borrower covering the 650 Madison Avenue Property constitutes an acceptable blanket policy, then no insurance deposits are required.

Rollover Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period, the borrower is required to deposit into the rollover account an amount equal to $125,000.

Capital Expenditures Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period, the borrower is required to deposit into the capital expenditure account an amount equal to 1/12th of $0.25 multiplied by the aggregate number of rentable SF then contained in the 650 Madison Avenue Property, which for avoidance of doubt will exclude rentable square footage contained in any Condominium Unit that was previously released from the collateral for the Mortgage Loan.

Operating Expense Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, the borrower is required to deposit into the operating expense account an amount sufficient to pay monthly operating expenses for the month immediately preceding the month in which such payment date occurs in accordance with the approved annual budget

■	Lockbox and Cash Management. The 650 Madison Avenue Loan is subject to a hard lockbox with springing cash management. The borrower must cause all rents to be delivered directly to the clearing account with the clearing bank. During the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, the clearing bank must transfer all amounts on deposit in the clearing account once each business day to the cash management account. Funds on deposit in the cash management account will be applied on each payment date in the order and priority set forth in the 650 Madison Avenue Loan Documents. In the absence of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, all excess cash flow will be deposited into the borrower’s operating account. During a 650 Madison Avenue Trigger Period, the excess cash flow will be held by the lender and applied in accordance with the terms of the 650 Madison Avenue Loan documents.

A “650 Madison Avenue Trigger Period” means a period (A) commencing upon the earliest to occur of: (i) the debt yield falling below 6.00% for two consecutive quarters or (ii) an event of default, and (B) terminating upon (x) with respect to clause (i) above, the debt yield being equal or greater than 6.00% for two consecutive quarters or the delivery by the borrower to the lender of cash collateral or a letter of credit in order to achieve such debt yield, or (y) with respect to clause (ii) above, the event of default having been cured.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

For the avoidance of doubt, the existence of a 650 Madison Specified Tenant Trigger Period (as defined below) will not, by itself, cause a 650 Madison Trigger Period.

Upon a 650 Madison Specified Tenant Trigger Period and prior to a 650 Madison Specified Tenant Trigger Period Cure, a Specified Tenant reserve will be funded monthly until the lender has swept up to $80.00 per SF for the vacating Specified Tenant space into the Specified Tenant reserve. Funds in the Specified Tenant reserve will be released to the borrower upon the occurrence of an applicable 650 Madison Avenue Specified Tenant Trigger Period Cure.

A “650 Madison Avenue Specified Tenant Trigger Period” means a period commencing upon the earliest of: (i) any bankruptcy of Ralph Lauren Corporation (together with any single tenant replacing the foregoing and paying no less than 30% of the total gross rent payable at the Property, a “Specified Tenant”), (ii) delivery of any notice of termination or cancellation by a Specified Tenant for all or any portion of the Specified Tenant’s lease and/or if any Specified Tenant’s lease fails to otherwise be in full force and effect, (iii) the Specified Tenant being in monetary default of base rent or any material non-monetary default under the Specified Tenant’s lease beyond applicable notice and cure periods, (iv) the Specified Tenant failing to be in actual, physical possession and operating or dark in the Specified Tenant’s space, provided that it will not be a trigger under this clause (iv) if such Specified Tenant is rated an investment grade rated tenant by at least one of Moody’s, S&P and/or Fitch or (v) a Specified Tenant’s failure to provide written notice to the borrower of renewal of its lease upon the earlier to occur of 18 months prior to its then current applicable lease expiration and the renewal notice period required under the applicable lease, and ending upon the occurrence of an applicable 650 Madison Avenue Specified Tenant Trigger Period Cure.

A “650 Madison Avenue Specified Tenant Trigger Period Cure” means, as applicable, (a) the Specified Tenant affirming its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order, (b) the lender’s receipt of reasonably satisfactory evidence that, among other things, the applicable vacant or dark space referred to in clause (iv) of the definition of “650 Madison Avenue Specified Tenant Trigger Period” is leased, open for business and the applicable tenant is paying full unabated rent, (c) the lender’s receipt of evidence reasonably satisfactory that the default under the Specified Tenant’s lease has been cured, (d) the Specified Tenant’s revocation or rescission of all termination or cancellation notices with respect to the Specified Tenant’s lease and reaffirmation that the Specified Tenant’s lease is in full force and effect, and/or (e) the lender receiving reasonably satisfactory evidence that (i) that Specified Tenant has renewed its lease prior to its then applicable lease expiration or (ii) the Specified Tenant’s space is leased for a minimum term of five (5) years, the replacement tenant has taken actual physical possession of the Specified Tenant’s space and the replacement tenant is paying full unabated rent. A 650 Madison Avenue Specified Tenant Trigger Period Cure will also be deemed to have occurred if the debt yield is equal to or greater than 7.5% (excluding gross revenue from any Specified Tenant who is then subject to a 650 Madison Avenue Specified Tenant Trigger Period, but including revenue on a pro forma basis from any new lease with respect to all or any portion of the space demised to such Specified Tenant that was entered into in accordance with the terms of this 650 Madison Avenue Loan Combination agreement).

■	Property Management. The 650 Madison Avenue Loan Combination is managed by 650 Madison Office Manager LLC with respect to the office space, and 650 Madison Retail Manager LLC with respect to the retail space, each an affiliate of the borrower sponsor, pursuant to separate management agreements. Under the 650 Madison Avenue Loan Combination documents, the lender may require the borrower to terminate any management agreement and replace the applicable property manager if: (i) an event of default under the 650 Madison Avenue Loan Combination documents exists, (ii) there exists a material default by the property manager under the management agreement beyond all applicable notice and cure periods, (iii) the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the 650 Madison Avenue Loan Combination documents, the borrower may, without the lender’s approval and without a rating agency confirmation, terminate the management agreement and replace the manager with certain managers as set forth in the 650 Madison Avenue Loan Combination documents.

■	Condominium Conversion. The borrower has the right to convert the entire 650 Madison Avenue Property to a commercial condominium form of ownership (a “Condominium Conversion”), provided that, among other conditions (i) the resulting condominium regime (the “Condominium”) consists exclusively of the three condominium units (collectively, the “Condominium Units”, each, a “Condominium Unit”) identified in the 650 Madison Avenue Loan Combination documents, (ii) no event of default is continuing, (iii) the condominium declaration and bylaws, all related documents, instruments and agreements (collectively the “Condominium Documents”) will be in the respective forms

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

indicated in the 650 Madison Avenue Loan Combination documents or as otherwise approved by the lender in writing (which approval must not be unreasonably withheld, conditioned or delayed), (iv) the borrower delivers to the lender such usual and customary documents and other agreements as may be reasonably required by the lender in connection with the Condominium Conversion, including, but not limited to, an amendment to the mortgage and amendments and reaffirmations to the terms and conditions of the 650 Madison Avenue Loan Combination documents reasonably required by the lender and (v) the borrower has the right to transfer the Condominium Units to one or more transferee borrowers that will assume on a joint and several basis all of borrower’s obligations under the 650 Madison Avenue Loan Combination documents, provided (A) such transferee borrowers will be either (I) controlled by an eligible qualified owner in accordance with the 650 Madison Avenue Loan Combination documents that owns (x) by itself, at least 20% of the common equity interest in such transferee borrowers and (y) together with one or more other eligible qualified owner and/or institutional investors, at least 51% of the common equity interest in such transferee borrowers, with any person owning 10% or more of the equity interests in transferee borrower being a qualified transferee or (II) owned and controlled by one or more entities approved by the lender that are qualified transferees and are otherwise qualified to own the 650 Madison Avenue Property and (B) rating agency confirmation will be required solely with respect to the legal structure of the transferee borrower(s), the documentation of the loan assumption and the related legal opinions.

■	Release of Collateral. Provided no event of default is continuing, the borrower has the right at any time after the earlier of (a) November 26, 2022, and (b) the date that is two years after the closing date of the securitization that includes the last note to be securitized, and provided that a Condominium Conversion has occurred, to obtain the release of one or more Condominium Units solely in connection with a partial defeasance, subject to the satisfaction of certain conditions including, without limitation, (i) defeasing a portion of the 650 Madison Avenue Loan in an amount that is equal to or greater than 125% of an allocated loan amount for the applicable Condominium Unit determined by dividing the 650 Madison Avenue Loan among the various condominium units pro rata based on their respective appraised values based upon an appraisal of the 650 Madison Avenue Property at the time of the release, provided that (x) the debt yield with respect to the condominium unit(s) remaining subject to the lien of the mortgage after such partial defeasance must, in the aggregate, be equal to or greater than 7.3% and (y) the loan-to-value ratio with respect to the Condominium Unit(s) remaining subject to the lien of the mortgage after such partial defeasance must be equal to or less than 67%, in each case unless approved by the lender in its reasonable discretion, (ii) after giving effect to the partial defeasance, the debt yield for the four calendar quarters then most recently ended, recalculated to include only income and expense attributable to the portion of the 650 Madison Avenue Property that continues to be subject to the liens of the loan documents after the contemplated defeasance and to exclude the interest expense on the aggregate amount defeased, must be no less than the greater of (x) 7.3% and (y) the lesser of (a) the debt yield immediately prior to such release, and (b) 9.125%, and (iii) at the lender’s request, delivery of a rating agency confirmation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 1: 650 Madison Avenue

■	Current Mezzanine or Secured Subordinate Indebtedness. On November 26, 2019, CREFI, BCREI, BMO Harris and GS Bank funded the 650 Madison Avenue Junior Non-Trust Notes in the amount of $213,200,000. The 650 Madison Avenue Junior Non-Trust Notes have an interest rate of 3.48600% per annum and is coterminous with the 650 Madison Avenue Senior Notes. The 650 Madison Avenue Loan Combination is subject to a co-lender agreement. Based on the 650 Madison Avenue Loan Combination of Cut-off Date Balance $800,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below.

Financial Information

	650 Madison Avenue Senior Notes	650 Madison Avenue Loan Combination
Cut-off Date Balance	$586,800,000	$800,000,000
Cut-off Date LTV Ratio	48.5%	66.1%
Maturity Date LTV Ratio	48.5%	66.1%
DSCR Based on Underwritten NCF	2.74x	2.01x
Debt Yield Based on Underwritten NOI	10.0%	7.3%

■	Terrorism Insurance. The 650 Madison Avenue Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 650 Madison Avenue Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 650 Madison Avenue Property until the completion of restoration or the expiration of 24 months, with a 12-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #2: 1633 Broadway

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: 1633 Broadway

Vacant

Floor	Tenant
48	New Mountain Capital, LLC
47	New Mountain Capital, LLC
46	Allianz Asset Management of America L.P.
45	Allianz Asset Management of America L.P.
44	Allianz Asset Management of America L.P.
43	Allianz Asset Management of America L.P.
42	Allianz Asset Management of America L.P.
41	Allianz Asset Management of America L.P.
40	Charter Communications Holding
39	Charter Communications Holding
38	MongoDB, Inc
37	MongoDB, Inc
36	Travel Leaders Group, LLC
35	Travel Leaders Group, LLC
34	Mechanical
33	Morgan Stanley & Co
32	Sullivan & Worcester LLP
31	Vedder Price PC
30	Morgan Stanley & Co
29	Morgan Stanley & Co
28	Industrial and Commercial Bank of China
27	Morgan Stanley & Co
26	Morgan Stanley & Co
25	Gannett Co., Inc.
24	Assured Guaranty Municipal
23	Assured Guaranty Municipal
22	Kasowitz Benson Torres
21	Kasowitz Benson Torres
20	Kasowitz Benson Torres
19	Kasowitz Benson Torres
18	Paramount Group, Inc. Industrial and Commercial Bank of China
17	Showtime Networks Inc.
16	Showtime Networks Inc.
15	Showtime Networks Inc.
14	Showtime Networks Inc.
13	Showtime Networks Inc.
12	Mechanical
11	WMG Acquisition Corp
10	WMG Acquisition Corp
9	WMG Acquisition Corp
8	WMG Acquisition Corp
7	WMG Acquisition Corp
6	Extreme Reach Inc
5	Extreme Reach Inc
4	WMG Acquisition Corp
3	Bleacher Report
2	Bleacher Report
Ground	Princi Bakery TD Bank Azalea Restaurant Equinox Gateway News Property Management Office
Concourse Theater	U T Associates Thespian Theatre Inc.
Storage	
Parking

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: 1633 Broadway

1633 Broadway
1633 Broadway
New York, NY 10019
MIDTOWN
TIMES SQUARE
New York
MANHATTAN
BROOKLYN
W 58TH STREET
W 57TH STREET
W 56TH STREET
W 55TH STREET
W 54TH STREET
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 46TH STREET
W 45TH STREET
W 44TH STREET
W 43RD STREET
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
NINTH AVENUE
BROADWAY
Museum of Arts and Design
240 Central Park South
220 Central Park South
200 Central Park South
Three Columbus Circle
Nordstrom Mens Store NYC
Central Park Tower
Nordstrom
The Osborne
Hearst Tower
Fisk Building
Symphony House
The Argonaut Building
Carnegie Mews
888 Seventh
Carnegie Hall
Carnegie Hall Tower
Metropolitan Tower
Le Parker Meridien Hotel
Carnegie House
Homisphere Tower
Squibb Building
1745 Broadway
1740 Broad
Park Central NY Hotel
Carnegie Plaza
City Spire
Wellington Hotel
NY City Center
125 W 55th St
Claridge's Apartments
1370 Sixth
Continental Tower
250 W 55th
La Premiere
Courtyard Hotel
Woodward Hotel
1710 Broadway
Wyoming Apts
The London NYC
Ziegfeld Theater
1345 Sixth
MGM Building
Warwick New York
Metropolitan Transportation Authority
The Metro
The Marc
Ed Sullivan Theatre
1700 Broadway
825 Seventh
1325 Sixth
New York Hilton Hotel
Financial Times Building
Museum of Modern Art (MOMA)
St Benedict Moor Church
355
Manhattan School
888 Eighth
1675 Broadway
810 Seventh
Earle Building
Sheraton New York Hotel & Towers
Calyon Building
CBS Building
Hines Bldg
The Ellington
Alvin Theatre
Novotel Hotel
Times Square Church
Sheraton City Square Inn
787 Seventh
Equitable Life Assurance Society
Sperry Rand Building
Post Office
Hampton Inn
Polyclinic Apartments
Long Acre House
Capitol Apts
Gershwin Theatre
1650
Winter Garden Theatre
Michelangelo Hotel
American Management Association
Time & Life Building
Radio City Music Hall
Two Worldwide Plaza
One Worldwide Plaza
Amsterdam Court
Ambassador Theatre
750 Seventh
745 Seventh
1251 Sixth
RCA Building
Elmsford Apts
Belvedere Hotel
Eugene O'Neill Theater
Crown Plaza Hotel
1600 Broad
McGraw-Hill Building
1230 Sixth
PS 17
The Biltmore
Barrymore Theatre
Morgan Stanley
Renaissance Hotel
Celanese Building
1212 Sixth
Paramount Hotel
W Hotel
Hotel Edison
U.S. Trust Bldg
1180 Sixth
St Luke's Lutheran
Park View Hotel
Marriot Marquis
1540 Broadway
1177 Sixth
1166 Sixth
Al Hirschfeld Theatre
Comfort Inn
PlayStation Theater
1530 Broadway
120 W 45th
1155 Sixth
Belasco Theatre
Intercontinental
Second Stage
Times Square Hotel
229 W 43rd
Paramount Building
1500 Broadway
1133 Sixth
Town Hall
Hippodrome Building

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: 1633 Broadway

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC, GACC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)		$110,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$390.78
Size (SF)	2,561,512	Percentage of Initial Pool Balance		9.0%
Total Occupancy as of 10/31/2019	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2019	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2013	Mortgage Rate		2.99000%
Appraised Value	$2,400,000,000	Original Term to Maturity (Months)		120
Appraisal Date	October 24, 2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	Paramount Group Operating Partnership LP	Original Interest Only Period (Months)		120
Paramount Group Property-Asset Management		First Payment Date		1/6/2020
Property Management	LLC	Maturity Date		12/6/2029

Underwritten Revenues	$190,585,947
Underwritten Expenses	$71,435,784	Escrows(3)
Underwritten Net Operating Income (NOI)	$119,150,163		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$116,677,727	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	41.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	41.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	3.93x / 3.84x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.9% / 11.7%	Other(4)	$36,389,727	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Combination Amount	$1,001,000,000	80.1%	Loan Payoff	$1,052,884,467	84.2%
Subordinate Loan Amount	249,000,000	19.9	Principal Equity Distribution	139,885,652	11.2
			Reserves	36,389,727	2.9
			Origination Costs	20,840,154	1.7

Total Sources	$1,250,000,000	100.0%	Total Uses	$1,250,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 1633 Broadway Senior Loans and excludes the 1633 Broadway Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.
(2)	The 1633 Broadway Loan consists of the non-controlling notes A-1-C-1, A-1-C-5, and A-2-C-1-A and is part of the 1633 Broadway Loan Combination, evidenced by 35 senior pari passu notes and four subordinate notes, with an aggregate outstanding principal balance as of the Cut-Off Date of $1,250,000,000. For additional information, see “—The Mortgage Loan” below.
(3)	See “—Escrows” below.
(4)	Other reserve represents unfunded obligations related to multiple tenants. See “—Escrows” below
■	The Mortgage Loan. The mortgage loan (the “1633 Broadway Loan”) is part of a loan combination (the “1633 Broadway Loan Combination”) consisting of 35 senior pari passu promissory notes with an aggregate original principal balance of $1,001,000,000 (the “1633 Broadway Senior Loans”) and four subordinate pari passu notes with an aggregate original principal balance of $249,000,000 (the “1633 Broadway Subordinate Loans”). The 1633 Broadway Loan Combination has an aggregate original principal balance of $1,250,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in an office building in New York, New York (the “1633 Broadway Property”).

The 1633 Broadway Loan, which will be included in the CGCMT 2020-GC46 securitization transaction, is evidenced by the non-controlling notes A-1-C-1, A-1-C-5, and A-2-C-1-A has an aggregate outstanding principal balance as of the Cut-off Date of $110,000,000 and represents approximately 9.0% of the Initial Pool Balance. GSMC is contributing note A-1-C-1 and A-1-C-5 with an aggregate outstanding principal balance as of the Cut-off Date of $82,500,000 and GACC is contributing note A-2-C-1-A with an aggregate outstanding principal balance as of the Cut-Off Date of $27,500,000.

The 1633 Broadway Loan Combination was co-originated by Goldman Sachs Bank USA (“GSBI”), JPMorgan Chase Bank, National Association (“JPMCB”), DBR Investments Co. Limited (“DBRI”) and Wells Fargo Bank, National Association (“WFB”) on November 25, 2019. The 1633 Broadway Loan Combination has an interest rate of 2.99000% per annum. The borrowers utilized the proceeds of the 1633 Broadway Loan Combination to refinance existing debt on the 1633 Broadway Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The 1633 Broadway Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 1633 Broadway Loan Combination requires interest-only payments during its term. The scheduled maturity date of the 1633 Broadway Loan Combination is the due date in December 2029. Voluntary prepayment of the 1633 Broadway Loan is permitted on or after the due date in June 2029. At any time after the earlier to occur of (i) November 25, 2022 and (ii) the second anniversary of the closing date of the securitization into which the last note of the 1633 Broadway Loan Combination is deposited, the 1633 Broadway Loan Combination may be defeased in whole (or in part) with direct, non-callable obligations of the United States of America.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

The table below summarizes the promissory notes that comprise the 1633 Broadway Loan Combination. The relationship between the holders of the 1633 Broadway Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The 1633 Broadway Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S-1	$250,000	$250,000	BWAY 2019-1633	No
A-1-C-1	50,000,000	50,000,000	CGCMT 2020-GC46	No(1)
A-1-C-2	45,000,000	45,000,000	GSMS 2020-GC45	No
A-1-C-3, A-1-C-4, A-1-C-6, A-1-C-7	122,500,000	122,500,000	GSBI(2)	No
A-1-C-5	32,500,000	32,500,000	CGCMT 2020-GC46	No
A-2-S-1	250,000	250,000	BWAY 2019-1633	No
A-2-C-1-A	27,500,000	27,500,000	CGCMT 2020-GC46	No
A-2-C-1-B	22,500,000	22,500,000	BMARK 2020-B16	No
A-2-C-2, A-2-C-3-A, A-2-C-4, A-2-C-6, A-2-C-7	170,000,000	170,000,000	DBRI(2)	No
A-2-C-3-B	15,000,000	15,000,000	BMARK 2020-IG1(3)	No
A-2-C-5	15,000,000	15,000,000	GSMS 2020-GC45	No
A-3-S-1	250,000	250,000	BWAY 2019-1633	No
A-3-C-1-A, A-3-C-3, A-3-C-4, A-3-C-5, A-3-C-6, A-3-C-7	177,850,000	177,850,000	JPMCB(2)	No
A-3-C-1-B	22,500,000	22,500,000	BMARK 2020-B16	No
A-3-C-2	49,650,000	49,650,000	BMARK 2020-IG1(3)	No
A-4-S-1	250,000	250,000	BWAY 2019-1633	No
A-4-C-1	50,000,000	50,000,000	BANK 2020-BNK25	No
A-4-C-2	50,000,000	50,000,000	BANK 2020-BNK25	No
A-4-C-3, A-4-C-6, A-4-C-7	80,000,000	80,000,000	WFB(2)	No
A-4-C-4	40,000,000	40,000,000	WFCM 2020-C55	No
A-4-C-5	30,000,000	30,000,000	WFCM 2020-C55	No
Total Senior Notes	$1,001,000,000	$1,001,000,000
B-1	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
B-2	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
B-3	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
B-4	62,250,000	62,250,000	BWAY 2019-1633	Yes(1)
Total	$1,250,000,000	$1,250,000,000

(1)	During the continuance of a control shift event relating to the BWAY 2019-1633 securitization transaction (i.e., when the most senior class of certificates in such transaction have been control appraised out), Note A-1-C-1 will be the controlling note. See “Description of the Mortgage Pool—The Loan Combinations—The 1633 Broadway Pari Passu-AB Loan Combination” in the Preliminary Prospectus.p

(2)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

(3)	The Benchmark 2020-IG1 transaction is expected to close on approximately February 28, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

The capital structure for the 1633 Broadway Loan Combination is shown below:

1633 Broadway Total Debt Capital Structure

(1)	The 1633 Broadway Loan Combination interest rate is 2.99000%.

(2)	Based on the Appraised Value of $2.40 billion.

(3)	Cumulative UW NOI Debt Yield and Cumulative UW NCF DSCR are calculated based on an UW NOI and UW NCF of $119,150,163 and $116,677,727, respectively. See “Underwritten Cash Flow Analysis” in this Term Sheet.

(4)	Based on the Appraised Value of $2.40 billion, the Implied Borrower Sponsor Equity is $1.15 billion.

■	The Mortgaged Property. The 1633 Broadway Property is an approximately 2.6 million SF, 48-story office tower that is situated with a full block of Broadway frontage between 50th and 51st Streets in Midtown Manhattan. The 1633 Broadway Property contains views of the Hudson River, Central Park, and Midtown from above the 36th floor. In addition to the office space, the 1633 Broadway Property includes retail space (anchored by Equinox), a parking garage across three levels below grade, two theaters comprising a total of 145,192 SF (the Gershwin Theatre and Circle in the Square Theatre) and storage space comprising 18,384 SF.

The 1633 Broadway Property is located on a 90,400 SF parcel comprising the entire western block front of Broadway between West 50th and West 51st Streets within the Westside office submarket of Midtown. The 1633 Broadway Property was constructed in 1972 and was most recently renovated in 2013. Since 2010, the borrower sponsor has invested a total of approximately $41.6 million in lobby renovations, plaza redevelopment, and retail renovations. In addition, the borrower sponsor has invested approximately $230 million in tenant improvements and leasing commissions since 2010. Going forward, the borrower sponsor provided a 10-year renovation budget which totals approximately $55.98 million; the renovation budget is anticipated to be utilized for items including a roof replacement, structural upgrades, fire alarm system upgrades, Gershwin Theatre upgrades, completion of the terrace on the 47th and 48th floors, and development of the Retail Cube. Such renovations are not required by the 1633 Broadway Loan Combination documents, and have not been reserved for. We cannot assure you that such renovation will proceed as expected or at all.

The 1633 Broadway Property comprises 2,561,512 SF and was 98.4% leased as of October 31, 2019. The 1633 Broadway Property benefits from a strong office component, which is currently 100.0% leased to 17 tenants. The retail space within the 1633 Broadway Property totals approximately 80,000 SF of net rentable area and is anchored by Equinox (25,458 SF) through February 2040. Approximately 94.3% of the underwritten rent is from office tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

The largest tenant based on underwritten base rent, Allianz Asset Management of America L.P. (“Allianz”) (12.5% of NRA; 15.7% of underwritten base rent), occupies 320,911 SF. Allianz occupies six suites with leases expiring in January 2031. Allianz is an asset manager with over 800 investment professionals in 25 offices worldwide and manages assets for individuals, families and institutions. The 1633 Broadway Property serves as the United States headquarters for Allianz.

The second largest tenant based on underwritten base rent, Morgan Stanley & Co (“Morgan Stanley”) (10.2% of NRA; 11.1% of underwritten base rent), occupies 260,829 SF of office space. Morgan Stanley occupies five suites with leases expiring in March 2032. Morgan Stanley, a financial holding company, provides various financial products and services to corporations, governments, financial institutions and individuals in the Americas, Europe, the Middle East, Africa and Asia. The company operates through three segments: Institutional Securities, Wealth Management and Investment Management.

The third largest tenant based on underwritten base rent, WMG Acquisition Corp (“Warner Music Group”) (11.5% of NRA; 10.4% of underwritten base rent), occupies 293,888 SF of office space. Warner Music Group is an American multinational entertainment and record label conglomerate. It is one of the “Big Three” recording companies and the third largest in the global music industry, next to Universal Music Group and Sony Music Entertainment. Warner Music Group is headquartered at the 1633 Broadway Property.

The 1633 Broadway Property features two theatres that comprise 5.7% of the total net rentable area and account for 1.2% of the underwritten rental revenue. The larger of the two theatres is the U. T. Associates of the Gershwin Theatre (“Gershwin Theatre”), which is notable for hosting Wicked since 2003. The Gershwin theatre contains three, five-year renewal options that could potentially extend the term through May 2042. The 1633 Broadway Property contains an additional theatre known as the Circle in the Square, which comprises approximately 800 seats and 34,570 SF and currently hosts the show OKLAHOMA! The 1633 Broadway Property also houses the Circle in the Square Theatre School, the only accredited training conservatory associated with a Broadway theatre, which offers two, two-year training programs, in acting and musical theatre. The tenant currently pays a total contract rent of $864,250, or $25.00 per SF through September 2021.

The parking component within the 1633 Broadway Property consists of 250-space parking garage across three levels below grade and comprises 64,158 SF. The space is currently leased to ABM Parking Services, Inc., a parking garage operator, which will occupy the space through July 2026. The operator is responsible for a contract rent of approximately $2.39 million, or $10,168 per space, which will increase by 1.50% per annum throughout the remainder of the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

The following table presents certain information relating to the tenants at the 1633 Broadway Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Allianz(3)	AA- / Aa3 / AA	320,911	12.5%	$26,527,064	15.7%	$82.66	1/31/2031	5 or 10-year terms; 15 years max in aggregate
Morgan Stanley(4)	A / A3 / BBB+	260,829	10.2	18,677,050	11.1	71.61	3/31/2032	2, 5-year or 1, 10-year option
WMG Acquisition Corp(5)	NR / NR / NR	293,888	11.5	17,520,179	10.4	59.62	7/31/2029	1, 5 or 10-year option
Showtime Networks Inc	BBB / Baa2 / BBB	261,196	10.2	14,438,861	8.6	55.28	1/31/2026	1, 5 or 10-year option
Kasowitz Benson Torres(6)	NR / NR / NR	203,394	7.9	13,830,452	8.2	68.00	3/31/2037	2, 5-year options
New Mountain Capital, LLC(7)	NR / NR / NR	108,374	4.2	9,320,164	5.5	86.00	10/15/2035	1, 5-year option
Charter Communications Holding	NR / Ba2 / BB+	106,176	4.1	8,918,784	5.3	84.00	12/15/2025	None
MongoDB, Inc.	NR / NR / NR	106,230	4.1	8,073,480	4.8	76.00	12/31/2029	1, 5-year option
Travel Leaders Group, LLC	NR / NR / B+	107,205	4.2	7,994,846	4.7	74.58	12/31/2033	1, 5-year option
Assured Guaranty Municipal	NR / NR / A	103,838	4.1	7,256,550	4.3	69.88	2/28/2032	1, 5-year option
Total / Wtd. Avg.		1,872,041	73.1%	$132,557,430	78.5%	$70.81
Remaining Owned Tenants		649,710	25.4	36,213,171	21.5	55.74
Vacant Spaces (Owned Space)		39,761	1.6	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		2,561,512	100.0%	$168,770,601	100.0%	$66.93

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrowers’ owned space. Does not include non-owned anchors or outparcels.
(3)	Allianz subleases 20,600 SF of suite 4600 (totaling 54,118 SF) to Triumph Hospitality at a base rent of $46.80 PSF through December 30, 2030. Triumph Hospitality further subleases 3,000 SF of suite 4600 to Stein Adler Dabah & Zelkowitz at a base rent of $41.33 PSF through July 31, 2022. Underwritten base rent is based on the contractual rent under the prime lease.
(4)	Morgan Stanley has the option to terminate its lease as to all or any portion (but not less than one full floor) of its space at any time after April 1, 2027, upon 18 months’ notice and payment of a termination fee.
(5)	WMG Acquisition Corp subleases 3,815 SF of suite 0400 (totaling 36,854 SF) to Cooper Investment Partners LLC at a base rent of $58.37 PSF on a month-to-month basis. Underwritten base rent is based on the contractual rent under the prime lease.
(6)	Kasowitz Benson Torres subleases a collective 32,487 SF of Suite 2200 (totaling 50,718 SF) to three tenants. Delcath Systems, Inc. subleases 6,877 SF and pays a rent of $68.50 PSF through February 28, 2021; Avalonbay Communities subleases 12,145 SF through October 31, 2026 and pays a current rent of $74.00 PSF; Cresa New York subleases 13,195 SF and pays a rent of $65.00 PSF through April 30, 2021. Kasowitz Benson Torres has the right to terminate one full floor of the premises located on the uppermost or lowermost floors, effective as of March 31, 2024, upon notice by March 31, 2023. Underwritten base rent is based on the contractual rent under the prime lease.
(7)	New Mountain Capital, LLC has executed a lease but has not yet taken occupancy or begun paying rent. We cannot assure you that they will take occupancy or begin paying rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the 1633 Broadway Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	9,482	0.4%	0.4%	$638,145	0.4%	$67.30	10
2020	960	0.0	0.4%	28,800	0.0	$30.00	2
2021	86,460	3.4	3.8%	4,756,000	2.8	$55.01	3
2022	116,337	4.5	8.3%	2,813,374	1.7	$24.18	4
2023	38,550	1.5	9.8%	1,299,854	0.8	$33.72	2
2024	51,276	2.0	11.8%	4,666,116	2.8	$91.00	1
2025	106,176	4.1	16.0%	8,918,784	5.3	$84.00	1
2026	383,584	15.0	31.0%	20,397,741	12.1	$53.18	3
2027	55,247	2.2	33.1%	4,584,436	2.7	$82.98	2
2028	90,001	3.5	36.6%	6,043,229	3.6	$67.15	2
2029	399,717	15.6	52.2%	25,579,624	15.2	$63.99	3
2030	0	0.0	52.2%	0	0.0	$0.00	0
2031 & Thereafter	1,183,961	46.2	98.4%	89,044,498	52.8	$75.21	10
Vacant	39,761	1.6	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	2,561,512	100.0%		$168,770,601	100.0%	$66.93	43

(1)	Calculated based on approximate square footage occupied by the tenants.
(2)	UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent as of October 31, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

The following table presents certain information relating to historical occupancy at the 1633 Broadway Property:

Historical Leased %(1)

2016	2017	2018	As of 10/31/2019
86.3%	95.4%	95.4%	98.4%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 1633 Broadway Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $ per SF
Base Rent(2)	$141,156,682	$143,219,431	$160,621,035	$161,646,240	$168,770,601	$65.89
Credit Tenant Rent Steps(3)	0	0	0	0	7,558,579	2.95
Potential Income from Vacant Space	0	0	0	0	2,879,875	1.12
Reimbursements	9,150,315	11,228,307	13,952,510	16,874,074	15,267,588	5.96
Gross Potential Rent	$150,306,997	$154,447,738	$174,573,545	$178,520,314	$194,476,643	$75.92
Other Income(4)	5,692,549	5,017,065	4,645,691	4,240,034	4,279,853	1.67
Concessions	0	0	0	0	0	0.00
Vacancy & Credit Loss	(309,756)	0	0	0	(8,170,549)	(3.19)
Effective Gross Income	$155,689,790	$159,464,803	$179,219,236	$182,760,348	$190,585,947	$74.40

Real Estate Taxes	$35,413,254	$38,391,946	$41,366,170	$43,693,114	$45,478,153	$17.75
Insurance	1,061,417	908,564	1,009,544	1,082,131	1,069,190	0.42
Management Fee	2,507,162	2,981,306	3,149,432	3,287,347	1,000,000	0.39
Other Operating Expenses	22,886,571	22,992,980	24,595,640	23,888,441	23,888,441	9.33
Total Operating Expenses	$61,868,404	$65,274,796	$70,120,786	$71,951,033	$71,435,784	$27.89

Net Operating Income	$93,821,386	$94,190,007	$109,098,450	$110,809,315	$119,150,163	$46.52
TI/LC	0	0	0	0	2,011,364	0.79
Capital Expenditures	0	0	0	0	461,072	0.18
Net Cash Flow	$93,821,386	$94,190,007	$109,098,450	$110,809,315	$116,677,727	$45.55

Occupancy(5)	86.3%	95.4%	95.4%	98.4%	98.4%
NOI Debt Yield(6)	9.4%	9.4%	10.9%	11.1%	11.9%
NCF DSCR(6)	3.09x	3.10x	3.60x	3.65x	3.84x

(1)	Non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent reflects annualized in-place rents as of October 31, 2019 ($167,497,806), with contractual rent steps through November 30, 2020 ($1,272,795).
(3)	Reflects the net present value of contractual rent step increments over the lease term using a discount rate of 7.0% (for investment grade tenants).
(4)	Other Income consists of overage rent, storage income, parking income, lease termination income, tenant work order income and other miscellaneous income.
(5)	Occupancy is based on the underwritten rent roll dated October 31, 2019.
(6)	NOI Debt Yield and NCF DSCR are based on the 1633 Broadway Senior Notes and exclude the 1633 Broadway Subordinate Loans.

■	Appraisal. According to the appraisal, the 1633 Broadway Property had an “as-is” appraised value of $2,400,000,000 as of October 24, 2019.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$2,450,000,000	N/A	4.50%
Discounted Cash Flow Approach	$2,400,000,000	5.75%	4.75%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated October 30, 2019, there are no recognized environmental conditions or recommendations for further action at the 1633 Broadway Property, other than the development and implementation of an asbestos operations and maintenance program.
■	Market Overview and Competition. The 1633 Broadway Property is located in the Times Square neighborhood of Midtown Manhattan, a high traffic commercial corridor that produces approximately 15% of New York City’s economic output. The neighborhood is bounded by 41st Street to the south and 52nd Street to the north between Avenue of the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

Americas and Eighth Avenue. The 1633 Broadway Property is located within one block of the 50th Street/Broadway, 50th Street and 49th Street subway stations, which serve the 1, 2, C, E, N, R and W lines.

According to the appraisal, the 1633 Broadway Property is located within the Westside office submarket of Midtown within the Manhattan market. Historically, the submarket has benefitted from the office space located around the boundaries of Central Park along major corridors such as West 57th Street, Broadway and Seventh Avenue, which consist primarily of Class A office product that take advantage of protected Central Park Views. The area’s proximity to these locations has assisted with the historically low vacancy and availability rates exhibited by this submarket since 2010. As of the third quarter of 2019, the Westside office submarket had an existing inventory of approximately 25.7 million SF, a vacancy rate of 5.4% and an average asking rent of $66.21 PSF. As of the third quarter of 2019, the Manhattan office market had an existing inventory of approximately 456.1 million SF, a vacancy rate of 5.9% and an average asking rent of $79.25 PSF.

The following table presents certain information relating to the primary office competition for the 1633 Broadway Property:

Competitive Set – Comparable Office Leases(1)

Location	Total GLA (SF)	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
1633 Broadway New York, NY	2,561,512
1155 Avenue of the Americas New York, NY	752,996	BKD, LLC	September 2019 / 162 Mos.	20,899	$77.00	MG
1 Rockefeller Plaza New York, NY	603,397	Veteran Advisers, Inc.	September 2019 / 92 Mos.	2,552	$83.50	MG
1675 Broadway New York, NY	878,321	Davis & Gilbert LLP	August 2019 / 192 Mos.	85,852	$72.00	MG
142 West 57th Street New York, NY	255,586	Wedbush Securities Inc.	August 2019 / 130 Mos.	15,626	$65.00	MG
1251 Avenue of the Americas New York, NY	2,364,000	IHI Americas, Inc	July 2019 / 124 Mos.	9,438	$70.50	MG
1345 Avenue of the Americas New York, NY	1,998,994	Global Infrastructure Partners	June 2019 / 204 Mos.	84,856	$89.50	MG
810 Seventh Avenue New York, NY	765,000	Colonial Consulting LLC	May 2019 / 150 Mos.	17,320	$71.00	MG
1271 Avenue of the Americas New York, NY	2,100,000	Greenhill & Company	May 2019 / 183 Mos.	77,622	$91.00	MG
1271 Avenue of the Americas New York, NY	2,100,000	AIG - American International Group, Inc.	April 2019 / 198 Mos.	320,237	$97.13	MG
1700 Broadway New York, NY	625,000	Excel Sports Management, LLC	April 2019 / 91 Mos.	17,078	$79.00	MG
1325 Avenue of the Americas New York, NY	808,998	Dominus Capital, L.P.	March 2019 / 126 Mos.	9,361	$75.00	MG
1290 Avenue of the Americas New York, NY	2,113,000	Linklaters, LLP	March 2019 / 193 Mos.	90,508	$84.00	MG
1177 Avenue of the Americas New York, NY	1,000,000	Mill Point Capital	January 2019 / 126 Mos.	11,644	$87.00	MG
1700 Broadway New York, NY	625,000	M. Arthur Gensler, Jr. & Associates, Inc.	January 2019 / 119 Mos.	13,237	$71.00	MG
114 West 47th Street New York, NY	658,000	IFM Investments	October 2018 / 180 Mos.	18,000	$68.00	MG

(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

The following table presents certain information relating to the primary retail competition for the 1633 Broadway Property:

Competitive Set – Comparable Retail Leases(1)

Location	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
1633 Broadway New York, NY
1740 Broadway New York, NY	Sweetgreen	Q2 2019 / 127 Mos.	2,706	$215.00	MG
1700 Broadway New York, NY	Confidential Restaurant	Q1 2019 / 150 Mos.	1,914	$235.11	MG
1290 Sixth Avenue New York, NY	Just Salad	Q1 2019 / 120 Mos.	1,795	$255.00	MG
1865 Broadway New York, NY	Target	Q4 2018 / 134 Mos.	Grd. Fl. 1,546 LL 20,125 Sub LL 13,930	$735.16 $100.00 $50.00	MG
1619 Broadway New York, NY	CVS	Q4 2018 / 186 Mos.	Grd. Fl. 4,299 LL 2,577 2nd Fl. 12,164	$531.80 $75.00 $125.00	MG
129 West 52nd New York, NY	Bulldozer Restaurant Group	Q4 2018 / 180 Mos.	5,200	$150.00	MG
120 West 55th New York, NY	Quality Branded	Q4 2018 / 120 Mos.	Grd. Fl. 6,500 LL 2,500	$175.00 $25.00	MG
850 Eighth Avenue New York, NY	Dunkin Donuts	Q2 2018 / 120 Mos.	Grd. Fl. 850 LL 250	$411.18 $30.00	MG
1674 Broadway New York, NY	Flash Dancers	Q2 2018 / 120 Mos.	1,800	$375.00	MG
1360 Avenue of the Americas New York, NY	Bank of America	Q1 2018 / 120 Mos.	1,346	$350.00	MG
1695 Broadway New York, NY	Hen Penny Chicken	Q4 2017 / 120 Mos.	Grd. Fl. 1,250 LL 1,000	$297.00 $25.00	MG
787 Seventh Avenue New York, NY	Citibank	Q3 2017 / 120 Mos.	3,874	$283.94	MG

(1)	Source: Appraisal.
■	The Borrowers. The borrowers are PGREF I 1633 Broadway Tower, L.P. and PGREF I 1633 Broadway Land, L.P., each a Delaware limited partnership. PGREF I 1633 Broadway Land, L.P. owns the 1633 Broadway Property entirely in fee and also ground leases the 1633 Broadway Property to PGREF I 1633 Broadway Tower, L.P. (i.e., both landlord and tenant interests in the ground lease are pledged as collateral, in addition to the fee interest in the 1633 Broadway Property). Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1633 Broadway Loan Combination. There is no non-recourse carveout guarantor or separate environmental indemnitor with respect to the 1633 Broadway Loan.

The borrower sponsor is Paramount Group Operating Partnership LP, which indirectly owns and controls the borrowers. Paramount Group, Inc. (NYSE: PGRE), an approximately 91.0% general partner of the borrower sponsor, is a real estate investment trust that currently owns and/or manages a 13.4 million SF portfolio of 18 Class A office and retail buildings in New York, Washington, D.C., and San Francisco. Paramount Group, Inc. has a New York portfolio that includes: 1633 Broadway, 1301 Avenue of the Americas, 1325 Avenue of the Americas, 31 West 52nd Street, 900 Third Avenue, 712 Fifth Avenue, 60 Wall Street, 745 Fifth Avenue, 718 Fifth Avenue, and 0 Bond Street.

■	Escrows. On the origination date, the borrowers provided a guaranty from Paramount Group Operating Partnership LP of up to $4,000,000 and funded a reserve of approximately $36,389,727 with respect to unfunded tenant improvements, tenant allowance and leasing commissions and free rent obligations. Subsequently, the borrowers substituted a letter of credit for the cash on reserve in such reserve account.

On each due date during the continuance of a 1633 Broadway Trigger Period, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrowers are maintaining a blanket policy in accordance with the related loan documents; (ii) a tenant improvement and leasing commission reserve in an amount equal to $213,459.33 (capped at $5,123,024); and (iii) a capital expenditure reserve in an amount equal to $42,691.87 (capped at $1,024,604.80).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

A “1633 Broadway Trigger Period” means each period (i) commencing when the debt yield (as calculated under the loan documents), determined as of the last day of each of two consecutive fiscal quarters, is less than 5.75%, and concluding when the debt yield (as calculated under the loan documents), determined as of the last day of each of two consecutive fiscal quarters thereafter, is at least 5.75%, and (ii) commencing upon the borrowers’ failure to deliver annual, quarterly or monthly financial reports as and when required under the loan documents and concluding when such reports are delivered and indicate that no other 1633 Broadway Trigger Period is ongoing.

Provided no 1633 Broadway Loan Combination event of default is continuing, the borrowers have the right to avoid the commencement, or terminate the continuance, of a 1633 Broadway Trigger Period by delivering to the lender additional collateral in the form of a guaranty, letter of credit and/or cash that is reasonably acceptable to the lender and that would, when subtracted from the then-outstanding principal balance of the 1633 Broadway Loan Combination, result in a debt yield (as calculated under the loan documents) equal to or greater than 5.75%.

■	Lockbox and Cash Management. The 1633 Broadway Loan Combination is structured with a hard lockbox and springing cash management. The borrowers are required to direct each tenant at the 1633 Broadway Property to deposit rents directly into a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the 1633 Broadway Property and all other money received by the borrowers or the property manager with respect to the 1633 Broadway Property (other than tenant security deposits) to be deposited into the lockbox account or a lender-controlled cash management account within one business day of receipt. On each business day during the continuance of a 1633 Broadway Trigger Period or an event of default under the 1633 Broadway Loan Combination, all amounts in the lockbox account are required to be remitted to the cash management account. On each business day that no 1633 Broadway Trigger Period or event of default under the 1633 Broadway Loan Combination is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a 1633 Broadway Trigger Period or, at the lender’s discretion, during an event of default under the 1633 Broadway Loan Combination, all funds on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the 1633 Broadway Loan Combination.

■	Property Management. The 1633 Broadway Property is currently managed by Paramount Group Property-Asset Management LLC pursuant to a management agreement. Under the 1633 Broadway Loan Combination documents, the 1633 Broadway Property is required to be managed by (i) Paramount Group Property-Asset Management LLC or Paramount Group Property-Asset Management TRS LLC, (ii) any management company that is an affiliate of the borrower sponsor, (iii) any reputable management company that has, for at least five years prior to its engagement as property manager, managed at least five Class A office properties, and at the time of its engagement as property manager, manages at least 7,500,000 leasable square feet of Class A office space, and is not the subject of a bankruptcy or similar event, or (iv) any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been delivered. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the borrowers (or selected by the lender in the event of an event of default under the 1633 Broadway Loan Combination or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the 1633 Broadway Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy, or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.
■	Mezzanine or Subordinate Secured Indebtedness. On or after November 25, 2020, the owner of the direct or indirect equity interests of the borrowers are permitted to incur mezzanine debt (the “1633 Broadway Permitted Mezzanine Loan”) secured by a pledge of direct or indirect equity interests in the borrowers, provided that certain conditions set forth in the loan documents are satisfied, including, without limitation: (i) the loan-to-value ratio (as calculated under the loan documents and taking into account the mezzanine loan and the 1633 Broadway Loan Combination) is no greater than 52.08%, (ii) the debt service coverage ratio (as calculated under the loan documents and taking into account the mezzanine loan and the 1633 Broadway Loan Combination) is at least 3.08x, (iii) the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the 1633 Broadway Loan Combination) is at least 9.35%, (iv) the execution of a subordination and intercreditor agreement that is reasonably acceptable to the lender, and (iv) receipt of a Rating Agency Confirmation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

 LOAN #2: 1633 Broadway

■	Release of Collateral. None.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the 1633 Broadway Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LOAN #3: SOUTHCENTER MALL

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

Southcenter Mall
2800 Southcenter Mall
Tukwila, WA 98188
Newcastle
DELRIDGE
BOEING FIELD
DUNLAP
KENNYDALE
White Center
HIGHLINE
DUWAMISH
LAKERIDGE
RAINIER VIEW
Bryn Mawr -Skyway
HIGHLANDS PARK
MT. VIEW
RIVERTON-BOULEVARD PARK
RENTON MUNICIPAL AIRPORT
Renton
FOSTER
DOWNTOWN RENTON
EVANSVILLE
RIVERTON HEIGHTS
Tukwila Family Fun Center & Bullwinkle's Restaurant
Boeing Commercial Airplanes HQ
Burien
Five Corners Shopping Center
Highline Medical Center
GREGORY HEIGHTS
SEATTLE-TACOMA INTERNATIONAL AIRPORT
MCMICKEN HEIGHTS
SOUTHCENTER
SeaTac
Southcenter Square
Tukwila
Valley Medical Center
Cascade-Fairwood
Great Wall Shopping Center
Normandy Park
Centerpoint Corporate Park
Amazon Fulfillment Center
Kent
MIDWAY
Seattle
Bellevue
Redmond
Kirkland
Shoreline
Renton
Kent
MAP © 2019 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Tukwila, Washington	Cut-off Date Balance(5)		$59,000,000
Property Type	Retail	Cut-off Date Balance per SF(4)		$278.39
Size (SF)	783,068	Percentage of Initial Pool Balance		4.8%
Total Occupancy as of 11/30/2019(1)	92.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/30/2019(1)(2)	84.1%	Type of Security		Fee Simple / Leasehold
Year Built / Latest Renovation	1968 / 2008	Mortgage Rate		2.88000%
Appraised Value	$980,000,000	Original Term to Maturity (Months)		120
Appraisal Date	11/17/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor(3)	URW WEA LLC	Original Interest Only Period (Months)		120
Property Management	Westfield Property Management LLC	First Payment Date		2/1/2020
		Maturity Date		1/1/2030
Underwritten Revenues	$59,376,497
Underwritten Expenses	$16,700,013	Escrows(6)
Underwritten Net Operating Income (NOI)	$42,676,484		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$41,548,866	Taxes	$0	$0
Cut-off Date LTV Ratio(4)	22.2%	Insurance	$0	$0
Maturity Date LTV Ratio(4)	22.2%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(4)	6.70x / 6.53x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(4)	19.6% / 19.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$218,000,000	99.6%	Loan Payoff	$217,738,336	99.5%
Principal’s New Cash Contribution	819,135	0.4	Origination Costs	1,080,799	0.5

Total Sources	$218,819,135	100.0%	Total Uses	$218,819,135	100.0%

(1)	Total Occupancy is inclusive of JCPenney (272,267 SF), Macy’s (258,944 SF), Sears (174,630 SF), Nordstrom (165,900 SF), KeyBank (21,546 SF) and Olive Garden (7,405 SF), which each separately own their own improvements and as such are excluded from the collateral SF. Owned Occupancy is based on a total of 783,068 collateral SF.

(2)	The current physical occupancy at the Southcenter Mall Property is 87.9%. Three tenants totaling 29,911 SF are excluded from the occupancy and underwriting because they are expected to or known to vacate. Forever21 (26,611 SF) is in bankruptcy and is excluded from the occupancy and underwriting.

(3)	Represents the non-recourse carveout guarantor of the Southcenter Mall Loan Combination. For additional information, see “—The Borrower” below.

(4)	Calculated based on the aggregate outstanding principal balance of the Southcenter Mall Loan Combination. See “—The Mortgage Loan” below.

(5)	The Southcenter Mall Loan consists of the non-controlling note A-3 and note A-5 and is part of the Southcenter Mall Loan Combination, which is evidenced by six pari passu notes, with an aggregate outstanding principal balance as of the Cut-Off Date of $218,000,000. For additional information, see “—The Mortgage Loan” below.

(6)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Southcenter Mall Loan”) is part of a loan combination (the “Southcenter Mall Loan Combination”) evidenced by six pari passu notes with an aggregate principal balance as of the Cut-off Date of $218,000,000. The Southcenter Mall Loan Combination is secured by a first mortgage lien on the borrower’s fee simple and leasehold interest in a 783,068 SF portion (the “Southcenter Mall Property”) of an approximately 1.68 million SF super regional mall located in Tukwila, Washington (the “Southcenter Mall Shopping Center”). The Southcenter Mall Loan, which is evidenced by the non-controlling Note A-3 and Note A-5, has an outstanding principal balance as of the Cut-off Date of $59,000,000 and represents approximately 4.8% of the Initial Pool Balance.

The Southcenter Mall Loan Combination, which accrues interest at an interest rate of 2.88000% per annum, was originated by DBR Investments Co. Limited on December 11, 2019, had an original principal balance of $218,000,000 and has an outstanding principal balance as of the Cut-off Date of $218,000,000. The proceeds of the Southcenter Mall Loan Combination along with $819,135 of equity contributed by the borrower were primarily used to refinance prior debt secured by the Southcenter Mall Property and pay origination costs. The Southcenter Mall Loan received a credit assessment of AAAsf by Fitch and AAA by DBRS Morningstar. S&P confirmed that the Southcenter Mall Loan exhibits credit characteristics that are consistent with investment grade credit.

The Southcenter Mall Loan Combination had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Southcenter Mall Loan Combination requires monthly payments of interest only for the entire term. The scheduled maturity date of the Southcenter Mall Loan Combination is the due date in January 2030. Provided that no event of default has occurred and is continuing under the Southcenter Mall Loan Combination documents, at any time after the earlier to occur of (a) January 1, 2023 and (b) the second anniversary of the closing date of the last securitization of any note comprising the Southcenter Mall Loan Combination, the Southcenter Mall Loan Combination may be (i) defeased with certain “government securities” as permitted under the Southcenter Mall Loan Combination documents or (ii) prepaid in full together with the greater of 1.00% of the amount prepaid and yield maintenance through October 1, 2029. Voluntary prepayment of the Southcenter Mall Loan Combination without payment of any prepayment premium is permitted on or after the due date occurring in October 2029.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The table below summarizes the promissory notes that comprise the Southcenter Mall Loan Combination. The relationship between the holders of the Southcenter Mall Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Outside Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	GSMS 2020-GC45	Yes
A-2	50,000,000	50,000,000	Benchmark 2020-IG1(1)	No
A-3	39,000,000	39,000,000	CGCMT 2020-GC46	No
A-4	29,000,000	29,000,000	DBRI(2)	No
A-5	20,000,000	20,000,000	CGCMT 2020-GC46	No
A-6	20,000,000	20,000,000	DBRI(2)	No
Total	$218,000,000	$218,000,000

(1)	The Benchmark 2020-IG1 transaction is expected to close on approximately February 28, 2020.

(2)	Expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The Southcenter Mall Property is a 783,068 SF portion of the Southcenter Mall Shopping Center, a three-level super regional mall that contains approximately 1.68 million SF of gross leasable area, located in the greater Seattle market. The Southcenter Mall Shopping Center was originally built in 1968 and expanded in 2008. In 2008, an approximately $240 million redevelopment project opened with a 400,000 SF two level expansion that included the new AMC theater, food terrace, new specialty stores, feature restaurants and new parking structures. Four outparcel pads were added totaling approximately 40,000 SF. In addition, in 2010 a project to re-tenant the vacant Mervyn’s box brought the specialty grocer, Seafood City (44,413 SF), which opened in July 2010. Including the purchase of the Mervyn’s box, total project cost was approximately $35 million. The Southcenter Mall Shopping Center has 7,059 parking spaces, which equates to 4.2 spaces per 1,000 SF. The Southcenter Mall Property is owned in fee by the borrower, except for a parking parcel containing approximately 1,350 parking spaces, in which the borrower has a sub-ground leasehold interest through June 2045. The ground rent under the lease is currently approximately $8,175 per month and resets every 10 year period based on the consumer price index (with the next reset in 2025) subject to the methodology in the ground lease documents.

The Southcenter Mall Shopping Center is anchored by Macy’s, JCPenney, Nordstrom and Sears, which each separately own their improvements. Macy’s also owns the underlying land beneath its store, while the borrower owns the underlying land for the three remaining anchors. As of the trailing 12 months ending October 2019, the four major non-collateral anchors (Macy’s, JCPenney, Nordstrom and Sears) have achieved sales of approximately $63.3 million ($245 PSF), $35.2 million ($129 PSF), $29.4 million ($177 PSF), and $13.9 million ($80 PSF), respectively. The Southcenter Mall Shopping Center is also junior anchored by Seafood City (a Filipino supermarket), a 16-screen American Multi-Cinema (“AMC”) theater, Round One and H&M (which are all part of the Southcenter Mall Loan Combination collateral). As of the trailing 12 months ending in October 2019, Seafood City, AMC theater, Round One and H&M posted sales of approximately $35.0 million ($787 PSF), $13.6 million ($850,081 per screen), $6.5 million ($159 PSF) and $10.0 million ($408 PSF), respectively.

The Southcenter Mall Property features a broad merchandise mix with over 150 specialty retailers including Apple, Aerie, Claire’s, Coach, Disney, Footlocker, H&M, Gamestop, Lucky Brand, Michael Kors, and Sephora. The Southcenter Mall Property also features diverse dining options such as BJ’s Restaurant, The Cheesecake Factory, Buffalo Wild Wings, Chipotle and Moctezuma’s Mexican Restaurant, which is complemented by a 14-bay food court located on the second level of the Southcenter Mall Property.

As of November 30, 2019, the Southcenter Mall Property was 84.1% occupied, excluding non-collateral anchors and unowned parcels. As of the trailing 12 months ending October 2019, the Southcenter Mall Property generated in-line sales of approximately $757 PSF with an occupancy cost ratio of approximately 12.9%. Excluding the Apple store, the Southcenter Mall Property generated in-line sales of approximately $600 PSF with an occupancy cost ratio of approximately 16.3% over the same period.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The following table presents a summary of historical tenant sales at the Southcenter Mall Property:

Historical Tenant Sales Summary (1)

	2017	2018	TTM October 2019
Anchor Sales PSF (non-collateral)	$167	$166	$163
Junior Anchor Sales PSF (collateral)	$320	$321	$337
In-Line Tenant Sales (<10,000) PSF	$849	$856	$777
In-Line Tenant Sales (<10,000) PSF (excl. Apple)	$616	$593	$613

(1)	Information as provided by the borrower sponsors and only includes tenants reporting sales.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Southcenter Mall Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF(3)	Occupancy Cost(3)	Lease Expiration	Renewal / Extension Options
Non-Collateral Anchors(4)
Nordstrom	NR / NR / NR	165,900	NAP	$1,040,000	3.1%	NAP	$177	3.5%	9/30/2028	NAV
JCPenney	NR / NR / NR	272,267	NAP	407,094	1.2	NAP	$129	1.2%	7/31/2028	NAV
Sears	NR / NR / NR	174,630	NAP	100,000	0.3	NAP	$80	0.7%	7/31/2023	NAV
Macy’s	NR / NR / NR	258,944	NAP	0	0.0	NAP	$245	NAP	NAP	NAV
Total Non-Collateral Anchors		871,741	NAP	$1,547,094	4.6%	NAP	$163	1.2%
Non-Collateral Outparcels		28,951	NAP	463,536	1.4	NAP
Total Non-Collateral		900,692	NAP	$2,010,630	6.0%	NAP

Owned Tenants
AMC	NR / NR / NR	70,000	8.9%	$2,920,344	8.8%	$41.72	$850,081(5)	21.5%	7/31/2023	4, 5-year options
Seafood City	NR / NR / NR	44,413	5.7	1,399,866	4.2	$31.52	$787	4.0%	7/15/2025	3, 5-year options
H&M	NR / NR / NR	24,506	3.1	1,188,541	3.6	$48.50	$408	11.9%	1/31/2029	4, 3-year options
Round One	NR / NR / NR	40,576	5.2	908,073	2.7	$22.38	$159	14.1%	7/31/2025	2, 5-year options
The Container Store	NR / NR / NR	25,452	3.3	700,987	2.1	$27.54	$157	17.5%	2/28/2027	2, 5-year options
Champs Sports/Nike Yardline	NR / NR / NR	7,493	1.0	604,830	1.8	$80.72	$977	8.3%	1/31/2025	None
Foot Locker/House of Hoops	NR / NR / NR	7,310	0.9	591,852	1.8	$80.96	$620	13.1%	1/31/2021	None
Fidelity Investments	NR / A1 / NR	7,200	0.9	574,878	1.7	$79.84	NAV	NAV	5/31/2024	2, 5-year options
The Cheesecake Factory	NR / NR / NR	10,289	1.3	569,037	1.7	$55.31	$1,149	4.8%	1/31/2028	2, 5-year options
Victoria’s Secret	NR / NR / NR	9,875	1.3	556,043	1.7	$56.31	$522	10.8%	1/31/2024	None
Ten Largest Owned Tenants		247,114	31.6%	$10,014,451	30.0%	$40.53
Remaining Owned Tenants		411,274	52.5	21,309,322	63.9	$51.81
Vacant Spaces (Owned Space)		124,680	15.9	0	0.0	$0.00
Totals / Wtd. Avg. All Owned Tenants(6)		783,068	100.0%	$31,323,773	94.0%	$51.66
Totals / Wtd. Avg. Non-Collateral / Owned Tenants(7)				$33,334,403	100.0%	$54.98

(1)	Based on the underwritten rent roll dated November 30, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Tenant Sales $ per SF and Occupancy Cost are as of the trailing 12 months ending October 31, 2019. Occupancy cost is calculated based on the UW Base Rent.

(4)	The borrower owns the underlying land of JCPenney, Nordstrom, Sears, Olive Garden and KeyBank. Lease Expiration for JCPenney, Nordstrom and Sears refers to expiration of the ground leases.

(5)	Based on the AMC’s 16 screens.

(6)	The UW Base Rent $ per SF excludes 52,033 SF which has no attributable fixed base rent.

(7)	The UW Base Rent and UW Base Rent $ per SF include UW Base Rent from the three non-collateral anchor tenants and two non-collateral in-line tenants, but excludes the associated SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The following table presents certain information relating to the lease rollover schedule at the Southcenter Mall Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	16,155	2.1%	2.1%	$904,456	2.7%	$55.99	5
2020	34,678	4.4	6.5%	1,075,944	3.2	$31.03	25
2021	74,171	9.5	16.0%	3,433,327	10.3	$46.29	35
2022	61,226	7.8	23.8%	2,782,407	8.3	$45.44	30
2023	107,256	13.7	37.5%	5,339,098	16.0	$49.78	17
2024	66,909	8.5	46.0%	4,157,281	12.5	$62.13	19
2025	102,272	13.1	59.1%	3,741,382	11.2	$36.58	11
2026	14,005	1.8	60.9%	589,983	1.8	$42.13	6
2027	53,172	6.8	67.7%	2,363,443	7.1	$44.45	14
2028	40,244	5.1	72.8%	3,922,140	11.8	$97.46	15
2029	62,786	8.0	80.8%	4,254,323	12.8	$67.76	15
2030	16,096	2.1	82.9%	549,544	1.6	$34.14	3
2031 & Thereafter	9,418	1.2	84.1%	221,075	0.7	$23.47	1
Vacant	124,680	15.9	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.(4)	783,068	100.0%		$33,334,403	100.0%	$54.98	196

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes annual rent from three non-collateral anchor tenants and two non-collateral in-line tenants in which the borrower owns the underlying land but does not own the improvements. The UW Base Rent $ per SF excluding the non-collateral tenants is $51.66.

(4)	The Wtd. Avg. UW Base Rent $ per SF for Owned Tenant excludes 52,033 SF, which has no attributable base rent.

The following table presents certain information relating to the historical occupancy at the Southcenter Mall Property:

Historical Leased %(1)

	2014	2015	2016	2017	2018	Current(2)(3)
Owned Occupancy including non-collateral anchors	95.8%	97.8%	95.8%	96.0%	96.0%	92.6%
Owned Occupancy excluding non-collateral anchors	91.2%	95.5%	91.3%	91.7%	91.6%	84.1%

(1)	Historical Occupancy is as of December 31 of each respective year.

(2)	Current occupancy is based on the underwritten rent roll dated November 30, 2019.

(3)	The current physical occupancy at the Southcenter Mall Property is 87.9%. Three tenants totaling 29,911 SF are excluded from the occupancy and underwriting because they are expected to or known to vacate. In addition, Forever21 (26,611 SF), which is in bankruptcy, is excluded from the occupancy and underwriting.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Southcenter Mall Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 10/31/2019	Underwritten	Underwritten $ per SF(2)
Base Rent	$37,070,856	$36,892,290	$36,065,546	$34,418,159	$33,334,403	$42.57
Rent Steps(3)	0	0	0	0	708,761	0.91
Gross Up Vacancy	0	0	0	0	6,071,512	7.75
Reimbursements	18,549,095	19,060,094	20,923,356	20,783,823	20,416,765	26.07
Other Income(4)	6,743,806	5,925,410	6,271,498	4,799,081	4,916,568	6.28
Vacancy & Credit Loss	0	0	0	0	(6,071,512)	(7.75)
Effective Gross Income	$62,363,757	$61,877,793	$63,260,401	$60,001,063	$59,376,497	$75.83

Real Estate Taxes	$4,063,206	$4,235,122	$4,673,930	$4,276,508	$4,483,105	$5.73
Insurance	328,713	488,602	541,588	522,502	554,389	0.71
Management Fee(5)	2,933,914	2,894,887	2,967,772	2,830,732	1,000,000	1.28
Other Operating Expenses	10,268,627	10,675,556	10,894,826	10,662,519	10,662,519	13.62
Total Operating Expenses	$17,594,460	$18,294,166	$19,078,116	$18,292,261	$16,700,013	$21.33

Net Operating Income	$44,769,297	$43,583,627	$44,182,284	$41,708,802	$42,676,484	$54.50
TI/LC	0	0	0	0	978,835	1.25
Capital Expenditures	0	0	0	0	148,783	0.19
Net Cash Flow	$44,769,297	$43,583,627	$44,182,284	$41,708,802	$41,548,866	$53.06

Occupancy(6)	91.3%	91.7%	91.6%	84.1%	90.7%(7)
NOI Debt Yield	20.5%	20.0%	20.3%	19.1%	19.6%
NCF DSCR	7.03x	6.85x	6.94x	6.55x	6.53x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten $ per SF is based on 783,068 SF.

(3)	Includes $667,292 of contractual rent steps through January 1, 2021 and $41,469 for the straight line average rent for the following investment grade tenants: Fidelity Investments, AT&T Wireless, Verizon, Disney, Michael Kors, Starbucks and Bank of America.

(4)	Underwritten Other Income consists of lease termination income ($117,487), percentage rent ($857,464), kiosk/ATM income ($1,658,949), specialty leasing income ($1,554,354), media income ($132,282) and miscellaneous income ($596,031).

(5)	Any management fees exceeding 3.0% of Effective Gross Income are subordinate to the Southcenter Mall Loan Combination.

(6)	Occupancy is based on a total of 783,068 collateral SF and represents owned occupancy, which is exclusive of non-collateral anchors

(7)	Represents the underwritten economic occupancy.

■	Appraisal. According to the appraisal, the Southcenter Mall Property had an “as-is” appraised value of $980,000,000 as of November 17, 2019.

Appraisal Approach	As-Is Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$958,000,000	NAP	4.50%
Income Capitalization Approach(1)	$992,000,000	6.00%	5.00%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated November 20, 2019, there are no recognized environmental conditions or recommendations for further action at the Southcenter Mall Property, except for the implementation of an asbestos operations and maintenance plan.

■	Market Overview and Competition. The Southcenter Mall Property is located in Tukwila, Washington, 14 miles south of downtown Seattle and four miles north of the SeaTac International Airport. The Southcenter Mall Property is located at the junction of Seattle’s two most heavily traveled highways (I-5 and I-405). The Southcenter Mall Property is the largest shopping center in the state of Washington. The trade area serving the Southcenter Mall Property stretches over 30 miles and includes over 1.3 million residents. According to the appraisal, as of 2019, within a 5-,7- and 10-mile radius of the Southcenter Mall Property, the population is 291,032, 528,882 and 841,502, respectively. Within a 5-,7- and 10-mile radius of the Southcenter Mall Property, the average household income is $88,132, $97,087 and $110,258, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

The Southcenter Mall Property is located in the West Seattle/Tukwila/Kent/Auburn retail submarket of Seattle. According to the appraisal, the West Seattle/Tukwila/Kent/Auburn retail submarket contains approximately 8.7 million SF, or 31.8% of the region’s inventory. As of the third quarter of 2019, the West Seattle/Tukwila/Kent/Auburn retail submarket had a vacancy rate of 9.8% with net absorption of 21,000 SF. Over the same period, the submarket had an average asking rental rate of $22.58 per SF.

The following table presents certain information relating to the primary competition for the Southcenter Mall Property:

Competitive Set(1)

	Southcenter Mall(2)	The Commons at Federal Way	Pacific Place	Bellevue Square	Northgate Mall	Tacoma Mall
Distance from Subject	NAP	11.5 miles	12.3 miles	14.0 miles	19.1 miles	23.5 miles
Property Type	Super Regional Mall	Super Regional Mall	Urban Specialty Center	Super Regional Mall	Super Regional Mall	Super Regional Mall
Year Built	1968	1975	1998	1946	1950	1964
Total GLA	1,683,760	771,000	330,000	1,578,000	1,046,000	1,188,607
Total Occupancy	92.6%	74.1%	75.0%	98.2%	98.2%	98.6%
In-Line Sales per SF	$758	$200 - $300	$500 - $650	$600 - $775	NAV	$500 - $575
Anchors & Jr. Anchors	Macy’s JCPenney Sears Nordstrom Seafood City Round One AMC	Macy’s Target Kohl’s Cinemas	AMC Theaters Barnes & Noble Nordstrom (adjacent) Macy’s (nearby)	Macy’s Nordstrom JCPenney Crate & Barrel	Macy’s Nordstrom JCPenney Other/Big Box	Macy’s Nordstrom JCPenney Dick’s Sporting Goods

(1)	Source: Appraisal.

(2)	Based on the Southcenter Mall Shopping Center, including non-collateral anchors and outparcels.

■	The Borrower. The borrower is Southcenter Owner LLC, a single purpose, bankruptcy remote single member Delaware limited liability company with two independent directors. Legal counsel to the borrower provided a non-consolidation opinion in connection with the origination of the Southcenter Mall Loan Combination.

The borrower sponsor is a joint venture between Unibail-Rodamco-Westfield (55%) and Canada Pension Plan Investment Board (“CPPIB”) (45%). The non-recourse carveout guarantor is URW WEA LLC, an affiliate of Unibail-Rodamco-Westfield (“URW”). The liability of the non-recourse carveout guarantor for recourse events relating to bankruptcy is capped at 20% of the then outstanding principal balance of the Southcenter Mall Loan Combination.

URW is a global developer and operator of flagship shopping destinations in cities across Europe and the United States and office buildings and major convention and exhibition venues in the Paris region. As of June 30, 2019, URW had a total portfolio value of approximately €65.0 billion, of which 86% is retail, 7% is office, 5% is convention and exhibition venues and 2% is services. URW owns and operates 92 shopping centers, of which 55 are flagships in cities in Europe and the United States.

CPPIB is a Canadian Crown corporation established by way of the 1997 Canada Pension Plan Investment Board Act to oversee and invest the funds contributed to and held by the Canada Pension Plan. As of September 30, 2019, CPPIB managed over C$409 billion in investment assets for the Canada Pension Plan on behalf of 20 million Canadians. CPPIB invests across geographies and asset classes, including public equities (33%), private equities (24%), real estate (12%), government bonds (10%), credit investments (9%), infrastructure (9%) and others. If CPPIB succeeds to URW’s interest in the borrower, CPPIB, or an affiliate having a net worth and liquidity reasonably acceptable to the lender, is permitted to act as replacement guarantor.

■	Lockbox and Cash Management. The Southcenter Mall Loan Combination is structured with a hard lockbox and springing cash management. The borrower was required at loan origination to deliver letters to all tenants at the Southcenter Mall Property directing them to deposit all rents and payments into a lender controlled lockbox account. To the extent no Trigger Period is continuing, all funds in the lockbox account are required to be transferred to or at the direction of the borrower. Following the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept weekly to a segregated cash management account under the control of the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

lender and disbursed in accordance with the Southcenter Mall Loan Combination documents to make deposits into the tax, insurance and parking area sublease reserve accounts as described below under “Escrows”, to pay debt service on the Southcenter Mall Loan Combination, to make deposits into the replacement reserve and rollover reserve as described below under “Escrows”, to pay operating expenses set forth in the annual budget (which must be approved by the lender during a Trigger Period) and lender-approved extraordinary expenses, and to deposit any remainder into a cash sweep account to be held as additional collateral for the Southcenter Mall Loan Combination during such Trigger Period.

A “Trigger Period” means any period during the continuance of (i) an event of default under the Southcenter Mall Loan Combination documents until cured as determined by the lender in its reasonable discretion or (ii) any Low DSCR Trigger Period.

■	A “Low DSCR Trigger Period” means any period during the continuance of which the debt service coverage ratio based on the Southcenter Mall Loan Combination is less than 4.11x and will end if (i) the Southcenter Mall Loan Combination debt service coverage ratio is at least 4.11x for two consecutive quarters, (ii) the borrower prepays a portion of the Southcenter Mall Loan Combination to achieve a debt service coverage ratio of 4.11x with a prepayment fee equal to the greater of 1.00% of the prepaid amount and yield maintenance or (iii) the borrower delivers to the lender a letter of credit meeting the requirements of the Southcenter Mall Loan Combination documents or other additional collateral acceptable to the lender in its sole but reasonable discretion in an amount equal to 12 months of projected excess cash flow (provided if a debt service coverage ratio of 4.11x has not been achieved as of the date that is 12 months from delivery of such letter of credit, a Low DSCR Trigger Period will again commence).

■	Escrows. On each due date during the continuance of a Trigger Period, the borrower will be required to fund the following reserves, (i) 1/12th of the real estate taxes that the lender estimates will be payable over the next-ensuing 12-month period, (ii) 1/12th of the amount that the lender estimates will be necessary to pay insurance premiums for the renewal of coverage, provided that an insurance reserve will be waived if the Southcenter Mall Property is covered under an acceptable blanket policy, (iii) 1/12th of the rent due under the sub-ground lease at the Southcenter Mall Property (provided such reserve is not required to be funded if the borrower provides reasonably acceptable evidence of payment of such monthly rent when due), (iv) a monthly replacement reserve deposit of $12,399, subject to a cap of $148,783 and (v) a monthly rollover reserve deposit of $81,570, subject to a cap of $978,835. Funds deposited into any of the foregoing reserves are required to be released to the borrower if a Trigger Period no longer exists. The borrower has the right to deliver a letter of credit meeting the requirements of the Southcenter Mall Loan Combination documents in lieu of funding any reserve, or to replace funds previously deposited into any reserve.

■	Property Management. The Southcenter Mall Property is managed by Westfield Property Management LLC, an affiliate of the borrower. The lender may require the borrower to replace the property manager with another property manager chosen by the borrower and approved by the lender in its sole discretion and terminate the existing management agreement without payment of any termination fees or other costs upon the occurrence of any one or more of the following events: (i) at any time following the occurrence and during the continuance of an event of default, (ii) if the property manager is in material default under the management agreement beyond any applicable notice and cure period, (iii) if the property manager is insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The borrower may request that the lender release (i) the non-income producing approximately 1.02 acre parcel of land and its currently un-owned improvements designated as the “Firestone Parcel”, (ii) the approximately 0.57 acre parcel of land designated as the “Post Office Parcel” and/or (iii) any other non-income producing, unimproved, non-material portion of the Southcenter Mall Property, which is not used for parking (each, a “Release Parcel”) from the lien of the Southcenter Mall Loan Combination documents upon the satisfaction of the following conditions: (a) no continuing event of default; (b) title to the Release Parcel is transferred from the borrower and the borrower continues to be a single purpose entity; (c) evidence satisfactory to the lender that the Release Parcel is a legally subdivided parcel from the Southcenter Mall Property and is on a separate tax lot; (d) the conveyance of the Release Parcel does not (1) materially adversely affect the use, access, value, utility or operation of the remaining Southcenter Mall Property, (2) cause any portion of the remaining Southcenter Mall Property to be in violation of any

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: SOUTHCENTER MALL

legal, zoning or parking requirements, (3) create any liens on the remaining Southcenter Mall Property or (4) cause a default under the terms of any lease or other instrument relating to the Southcenter Mall Property; (e) if such release occurs after a securitization, the borrower must comply with REMIC related conditions; and (f) only with respect to the Post Office Parcel, payment of a release price in an amount equal to $1,275,000 together with the yield maintenance premium (if then applicable). No paydown or defeasance of the Southcenter Mall Loan Combination will be required in connection with any Release Parcel other than the Post Office Parcel. In addition, with respect to the Firestone Parcel and/or the Post Office Parcel, the borrower must enter into a “no poaching” agreement between the borrower and the transferee of the Firestone Parcel and/or Post Office Parcel with respect to the tenants under leases at the Southcenter Mall Property (unless replaced with tenants paying equal or greater effective rent per square foot), to which the lender will be a third party beneficiary and which agreement is in form and substance satisfactory to the lender).

■	Terrorism Insurance. The Southcenter Mall Loan Combination documents require that the “all-risk” insurance policy required to be maintained by the borrower provides coverage for terrorism in an amount equal 100% of the replacement cost of the Southcenter Mall Property plus 24 months of business interruption coverage, plus an extended period of indemnity of 12 months; provided that if the Terrorism Risk Insurance Program Reauthorization Act of 2015 or any subsequent statute, extension or reauthorization is no longer in effect, the borrower will not be required to pay annual premiums in excess of an amount equal to two times the then-current premium for a separate “special causes of loss” or similar policy (including business interruption insurance) insuring only the Southcenter Mall Property on a stand-alone basis. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

Hartland Self-Storage

HOERTH STORAGE

Hoerth Self-Storage

Joyce Boulevard

KENOSHA STORAGE

Kenosha Storage

Pleasant Street 2

Joyce Boulevard

Airport Boulevard

Robinson Avenue

Trafalgar Road

Walton Boulevard

Pleasant Street 1

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

Wausau
Green Bay
Appleton
Fond du Lac
WISCONSIN
Madison
Milwaukee
Waukesha
Racine
Lake Michigan
Beloit
Kenosha
Rockford
Belvedere
ILLINOIS
Schaumburg
Chicago
Aurora
Joliet
Peru
IN
MAP © 2020 CARTIFACT
DATA © OSM CONTRIBUTORS
MISSOURI
ARKANSAS
Bella Vista
Pea Ridge
Little Flock
Bentonville
Rogers
NORTHWEST ARKANSAS REGIONAL AIRPORT
Cave Springs
Lowell
Elm Springs
Springdale
Fayetteville

Superior Storage Portfolio

	PROPERTY NAME	ADDRESS	CITY, STATE	ZIP CODE
1	Hartland Self Storage	470 East Industrial Drive	Hartland, WI	53029
2	Hoerth Storage	74 Halbach Court	Fond du Lac, WI	54937
3	Kenosha Storage	7100 77th Avenue	Kenosha, WI	53142
4	Point Storage	3690 Commerce Drive	Madison, WI	53719
5	Airport Boulevard	3400 Southwest Municipal Drive	Bentonville, AR	72712
6	Joyce Boulevard	3428 East Joyce Boulevard	Fayetteville, AR	72703
7	Oak Street	5274 North Oak Street	Bethel Heights, AR	72764
8	Pleasant Street 2	1742 South Pleasant Street	Springdale, AR	72764
9	Pleasant Street 1	1786 South Pleasant Street	Springdale, AR	72764
10	Robinson Avenue	2571 East Robinson Avenue	Springdale, AR	72764
11	Shady Grove	2325 West Shady Grove Road	Springdale, AR	72764
12	Trafalgar Road	8231 Trafalgar Road	Bella Vista, AR	72714
13	Walton Boulevard	1908 South Walton Boulevard	Bentonville, AR	72712

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	13	Loan Seller		GSMC
Location (City/State)	Various / Various	Cut-off Date Principal Balance		$55,000,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$55.51
Size (SF)	990,859	Percentage of Initial Pool Balance		4.5%
Total Occupancy as of 1/1/2020	80.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2020	80.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.18300%
Appraised Value(1)	$88,700,000	Original Term to Maturity (Months)		120
Appraisal Date(1)	12/10/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	Steven Juiris	Original Interest Only Period (Months)		120
Property Management	Lakeland Homes & Property Management LLC	First Payment Date		3/6/2020
		Maturity Date		2/6/2030

Underwritten Revenues	$7,160,775
Underwritten Expenses	$2,149,084	Escrows(2)
Underwritten Net Operating Income (NOI)	$5,011,691		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,912,605	Taxes	$142,743	$48,131
Cut-off Date LTV Ratio(1)	62.0%	Insurance	$67,629	$11,303
Maturity Date LTV Ratio(1)	62.0%	Replacement Reserve	$0	$8,257
DSCR Based on Underwritten NOI / NCF	2.15x / 2.11x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.9%	Other(3)	$50,160	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$55,000,000	82.7%	Loan Payoff	$49,375,771	74.2%
Mezzanine Loan	11,500,000	17.3	Principal Equity Distribution	15,144,001	22.8
			Closing Costs	1,719,697	2.6
			Reserves	260,532	0.4

Total Sources	$66,500,000	100.0%	Total Uses	$66,500,000	100.0%

(1)	The Appraised Value represents the aggregate “As Portfolio” appraised value of the Superior Storage Portfolio Properties of $88,700,000 including an approximately 10.2% portfolio premium. The aggregate “as-is” appraised value without the portfolio premium is $80,500,000. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated on the basis of the “As Portfolio” Appraised Value. Excluding the portfolio premium, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio on the basis of the aggregate “as-is” appraised value are both 68.3%. See “—Appraisal” below.

(2)	See “—Escrows” below.

(3)	Other Upfront reserve represents a reserve for deferred maintenance.

■	The Mortgage Loan. The mortgage loan (the “Superior Storage Portfolio Loan”) is evidenced by a promissory note in the original principal amount of $55,000,000 and is secured by first mortgages encumbering the borrowers’ fee simple interests in a portfolio of 13 self storage properties located in Wisconsin and Arkansas (each, a "Superior Storage Portfolio Property" and collectively, the “Superior Storage Portfolio Properties”). The Superior Storage Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $55,000,000 and represents approximately 4.5% of the Initial Pool Balance.

The Superior Storage Portfolio Loan was originated by Goldman Sachs Bank USA on January 22, 2020. The Superior Storage Portfolio Loan has an interest rate of 4.18300% per annum. The borrowers utilized the proceeds of the Superior Storage Portfolio Loan to refinance existing debt on the Superior Storage Portfolio Properties, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Superior Storage Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Superior Storage Portfolio Loan requires interest-only payments for the entire term of the Superior Storage Portfolio Loan. The scheduled maturity date of the Superior Storage Portfolio Loan is the due date in February 2030. Voluntary prepayment of the Superior Storage Portfolio Loan is prohibited prior to November 6, 2029. At any time after the second anniversary of the Closing Date, the Superior Storage Portfolio Loan may be defeased in whole (or in part in connection with the release of a Superior Storage Portfolio Property as described under “—Release of Collateral” below) with direct, non-callable obligations of the United States of America.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

■	The Mortgaged Properties. The Superior Storage Portfolio Loan is secured by 13 self storage properties developed between 1987 and 2008. The Superior Storage Portfolio Properties consists of a total of 5,904 total storage units, including 1,258 climate-controlled units (21.3%) and 4,298 non-climate-controlled units (72.8%). The Superior Storage Portfolio Properties are located across Arkansas and Wisconsin.

The following table presents certain information relating to the Superior Storage Portfolio Properties:

Portfolio Summary

Property Name	City/State	Allocated Cut-off Date Loan Amount	% of Allocated Loan Amount	Total Storage Units(1)	Total SF(1)	Year Built/ Renovated	Occupancy(1)	As-Is Appraised Value(2)
Kenosha Storage	Kenosha, WI	$9,087,000	16.5%	944	112,755	1999 / NAP	85.6%	$13,300,000
Point Storage	Madison, WI	7,788,800	14.2	408	85,181	1988 / NAP	95.1%	11,400,000
Hoerth Storage	Fond Du Lac, WI	7,310,600	13.3	473	135,051	1987 / 2013	87.0%	10,700,000
Trafalgar Road	Bella Vista, AR	4,748,400	8.6	457	103,340	2001 / NAP	79.8%	6,950,000
Robinson Avenue	Springdale, AR	4,372,700	8.0	796	97,025	2005 / 2017	61.6%	6,400,000
Hartland Self Storage	Hartland, WI	4,304,300	7.8	337	59,680	2005 / NAP	90.0%	6,300,000
Oak Street	Bethel Heights, AR	3,894,400	7.1	480	114,250	2007 / NAP	77.0%	5,700,000
Joyce Boulevard	Fayetteville, AR	3,006,200	5.5	404	61,668	2008 / NAP	86.9%	4,400,000
Pleasant Street 1	Springdale, AR	3,006,200	5.5	461	73,350	1993 / NAP	70.7%	4,400,000
Airport Boulevard	Bentonville, AR	2,698,800	4.9	324	51,595	2001 / NAP	87.4%	3,950,000
Pleasant Street 2	Springdale, AR	1,878,900	3.4	341	42,400	1992 / NAP	67.8%	2,750,000
Walton Boulevard	Bentonville, AR	1,503,100	2.7	209	26,639	1990 / 2019	72.2%	2,200,000
Shady Grove	Springdale, AR	1,400,600	2.5	270	27,925	1992 / NAP	70.2%	2,050,000
Total / Wtd. Avg.		$55,000,000	100.0%	5,904	990,859		80.4%	$80,500,000

(1)	Based on the underwritten rent roll as of January 1, 2020.

(2)	The aggregate “as-is” appraised value does not include the portfolio premium. The “As Portfolio” appraised value including the premium is $88,700,000.

The following table presents certain information relating to the units and rents at the Superior Storage Portfolio Properties:

Unit Mix(1)

Property Name	Total # of Units	Occupancy	Total SF	% of Total SF	Average Month Rent PSF
Kenosha Storage	944	85.6%	112,755	11.4%	$1.25
Point Storage	408	95.1%	85,181	8.6	$1.74
Hoerth Storage	473	87.0%	135,051	13.6	$0.77
Trafalgar Road	457	79.8%	103,340	10.4	$0.86
Robinson Avenue	796	61.6%	97,025	9.8	$0.77
Hartland Self Storage	337	90.0%	59,680	6.0	$1.15
Oak Street	480	77.0%	114,250	11.5	$0.65
Joyce Boulevard	404	86.9%	61,668	6.2	$0.65
Pleasant Street 1	461	70.7%	73,350	7.4	$0.65
Airport Boulevard	324	87.4%	51,595	5.2	$0.97
Pleasant Street 2	341	67.8%	42,400	4.3	$0.67
Walton Boulevard	209	72.2%	26,639	2.7	$1.03
Shady Grove	270	70.2%	27,925	2.8	$0.91
Total / Wtd. Avg.	5,904	80.4%	990,859	100.0%	$0.93

(1)	Based on the underwritten rent roll as of January 1, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

The following table presents certain information relating to historical leasing at the Superior Storage Portfolio Properties:

Historical Leased %(1)

Property	2019	As of 1/1/2020(2)
Kenosha Storage	84.0%	85.6%
Point Storage	91.6%	95.1%
Hoerth Storage	91.0%	87.0%
Trafalgar Road	72.6%	79.8%
Robinson Avenue	59.7%	61.6%
Hartland Self Storage	92.3%	90.0%
Oak Street	71.0%	77.0%
Joyce Boulevard	84.7%	86.9%
Pleasant Street 1	73.6%	70.7%
Airport Boulevard	89.9%	87.4%
Pleasant Street 2	71.6%	67.8%
Walton Boulevard	72.3%	72.2%
Shady Grove	72.1%	70.2%
Wtd. Avg.	79.4%	80.4%

(1)	Historical occupancies are as of December 31 of each respective year unless indicated otherwise.

(2)	Based on the in-place rent roll as of January 1, 2020.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Superior Storage Portfolio Properties:

Cash Flow Analysis(1)(2)

	TTM 12/31/2019	Underwritten	Underwritten $ Per SF
Base Rental Revenue	$6,330,353	$8,369,928	$8.45
Vacancy & Credit Loss	0	(1,556,670)	(1.57)
Other Income	347,517	347,517	0.35
Effective Gross Revenue	$6,677,869	$7,160,775	$7.23

Real Estate Taxes	$567,978	$638,555	$0.64
Insurance	113,588	150,014	0.15
Management Fee	333,893	358,039	0.36
Other Operating Expenses	955,520	1,002,476	1.01
Total Operating Expenses	$1,970,979	$2,149,084	$2.17

Net Operating Income	$4,706,890	$5,011,691	$5.06
Replacement Reserves	0	99,086	0.10
Net Cash Flow	$4,706,890	$4,912,605	$4.96

Occupancy	80.4%(3)	80.4%
NOI Debt Yield	8.6%	9.1%
NCF DSCR	2.02x	2.11x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flows are based on in-place rent rolls as of January 1, 2020.

(3)	TTM 12/31/2019 Occupancy is as of January 1, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

■	Appraisal. According to the appraisals, the Superior Storage Portfolio Properties had an “As Portfolio” appraised value of $88,700,000 as of December 10, 2019, which reflects an approximately 10.2% portfolio premium. The aggregate “as-is” appraised value of the Superior Storage Portfolio Properties without the portfolio premium is $80,500,000.

Property	Appraisal Approach	Value	Discount Rate	Capitalization Rate
Airport Boulevard	Direct Capitalization Approach	$4,000,000	N/A	7.00%
Joyce Boulevard	Direct Capitalization Approach	$4,500,000	N/A	7.00%
Oak Street	Direct Capitalization Approach	$5,850,000	N/A	7.00%
Pleasant Street 2	Direct Capitalization Approach	$2,750,000	N/A	7.00%
Pleasant Street 1	Direct Capitalization Approach	$4,450,000	N/A	7.00%
Robinson Avenue	Direct Capitalization Approach	$6,450,000	N/A	7.00%
Shady Grove	Direct Capitalization Approach	$2,100,000	N/A	7.00%
Trafalgar Road	Direct Capitalization Approach	$7,150,000	N/A	7.00%
Walton Boulevard	Direct Capitalization Approach	$2,300,000	N/A	7.00%
Hoerth Storage	Direct Capitalization Approach	$10,575,000	N/A	6.25%
Hartland Self Storage	Direct Capitalization Approach	$6,350,000	N/A	5.75%
Kenosha Storage	Direct Capitalization Approach	$13,150,000	N/A	5.75%
Point Storage	Direct Capitalization Approach	$11,300,000	N/A	6.00%
Airport Boulevard	Discounted Cash Flow Approach	$3,950,000	10.00%	7.25%(1)
Joyce Boulevard	Discounted Cash Flow Approach	$4,400,000	10.00%	7.25%(1)
Oak Street	Discounted Cash Flow Approach	$5,700,000	10.00%	7.25%(1)
Pleasant Street 2	Discounted Cash Flow Approach	$2,750,000	9.75%	7.25%(1)
Pleasant Street 1	Discounted Cash Flow Approach	$4,400,000	10.00%	7.25%(1)
Robinson Avenue	Discounted Cash Flow Approach	$6,400,000	10.00%	7.25%(1)
Shady Grove	Discounted Cash Flow Approach	$2,050,000	10.00%	7.25%(1)
Trafalgar Road	Discounted Cash Flow Approach	$6,950,000	10.00%	7.25%(1)
Walton Boulevard	Discounted Cash Flow Approach	$2,200,000	10.00%	7.25%(1)
Hoerth Storage	Discounted Cash Flow Approach	$10,700,000	7.75%	6.75%(1)
Hartland Self Storage	Discounted Cash Flow Approach	$6,300,000	8.25%	6.00%(1)
Kenosha Storage	Discounted Cash Flow Approach	$13,300,000	8.00%	6.00%(1)
Point Storage	Discounted Cash Flow Approach	$11,400,000	8.25%	6.25%(1)

(1)	Represents the terminal cap rate.

■	Environmental Matters. According to the Phase I environmental reports, dated between December 16, 2019 and January 9, 2020, there are no recognized environmental conditions at the Superior Storage Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

■	Market Overview and Competition. The Superior Storage Portfolio Loan is secured by 13 properties located across two different states and within multiple submarkets. The appraisals concluded the competitive set market vacancy and the vacancy for the properties located approximately 3 to 5 miles from the property for each asset.

The following highlights the competitive set vacancy and surrounding supply for each Superior Storage Portfolio Property:

Competitive Set(1)

Property Name	Comp Set Vacancy(2)	Total Self Storage SF(3)
Airport Boulevard	25.5%	439,204
Joyce Boulevard	12.6%	264,992
Oak Street	14.7%	407,148
Pleasant Street 2	16.9%	558,035
Pleasant Street 1	17.9%	581,335
Robinson Avenue	19.3%	451,225
Shady Grove	10.9%	223,105
Trafalgar Road	16.5%	142,900
Walton Boulevard	24.5%	459,832
Hoerth Storage	10.0%-20.0%	NAV
Hartland Self Storage	17.0%	177,280
Kenosha Storage	9.3%	450,495
Point Storage	6.0%	255,971

(1)	Source: Appraisal.

(2)	Represents average vacancy of the properties located within trade area of each respective Superior Storage Portfolio Property.

(3)	Supply information for trade area of each respective Superior Storage Portfolio Property.

■	The Borrowers. The borrowers are Hartland Self Storage LLC, Lakeside Storage LLC, NWA Storage 10 LLC, NWA Storage 9 LLC, NWA Storage 8 LLC, NWA Storage 7 LLC, NWA Storage 6 LLC, NWA Storage 5 LLC, NWA Storage 4 LLC, NWA Storage 3 LLC, NWA Storage 1 LLC, Kenosha Storage LLC, and 7Point5 LLC, each a Wisconsin limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Superior Storage Portfolio Loan. The non-recourse carveout guarantor and borrower sponsor under the Superior Storage Portfolio Loan is Steven Juiris.

Mr. Juiris has over a decade of experience in commercial real estate, focused specifically on self-storage. Additionally, he has owned, operated, and successfully liquidated numerous commercial real estate assets including manufactured housing and self-storage. Mr. Juiris has operated other successful self-storage brands and currently operates under the Superior Storage brand. Mr. Juiris has already successfully rebranded the Arkansas assets and is in the process of rebranding the Wisconsin properties with the Superior Storage brand.

■	Escrows. At origination, the borrowers funded (i) a tax reserve in the amount of approximately $142,743, (ii) an insurance reserve in the amount of approximately $67,629, and (iii) a deferred maintenance reserve in the amount of $50,160.

On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided that reserves for insurance premiums will be waived if the Superior Storage Portfolio Properties are covered by blanket insurance policies, the borrowers provide timely evidence of the payment of the applicable premiums and there is no continuing event of default in connection with the Superior Storage Portfolio Loan and (ii) a capital expenditure reserve in an amount equal to one-twelfth of $0.10 multiplied by the aggregate number of rentable square feet at the Superior Storage Portfolio Properties which have not been subject to a partial defeasance (subject to a cap of $0.30 multiplied by such rentable square feet).

■

Lockbox and Cash Management. The Superior Storage Portfolio Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of the initial Superior Storage Portfolio Trigger Period or event of default under the Superior Storage Portfolio Loan, the lender may deliver notices to each commercial tenant (but specifically not including the self storage tenants) instructing them to remit all rents into a lender-controlled lockbox account. Following the commencement of the initial Superior Storage Portfolio Trigger Period or event of default under the Superior Storage Portfolio Loan, the borrowers will be required to cause all cash revenues relating to the Superior Storage Portfolio Properties and all other money received by the borrowers or the property manager with respect to the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

Superior Storage Portfolio Properties (other than tenant security deposits) to be deposited into the lockbox account or, during the continuance of a Superior Storage Portfolio Trigger Period or event of default under the Superior Storage Portfolio Loan, a lender-controlled cash management account within two business days of receipt. On each business day during the continuance of a Superior Storage Portfolio Trigger Period or event of default under the Superior Storage Portfolio Loan, all amounts in the lockbox account are required to be remitted to the cash management account. On each business day that no Superior Storage Portfolio Trigger Period or event of default under the Superior Storage Portfolio Loan is continuing, all funds in the lockbox account are required to be swept into one or more borrower-controlled operating account(s).

During the continuance of a Superior Storage Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the Superior Storage Portfolio Loan, all funds on deposit in the cash management account after payment of debt service (including payments under the Superior Storage Portfolio Mezzanine Loan), required reserves and budgeted operating expenses are required to be reserved as additional collateral for the Superior Storage Portfolio Loan.

A “Superior Storage Portfolio Trigger Period” means any period (a) commencing when the debt service coverage ratio (as calculated under the loan documents), determined as of the last day of any fiscal quarter, is less than 1.15x, and concluding when the debt service coverage ratio (as calculated under the loan documents), determined as of the last day of two consecutive fiscal quarters, is at least 1.15x, (b) commencing upon the borrowers’ failure to deliver required annual, quarterly or monthly financial reports (subject, in any event, to the notice and cure period specified in the loan documents) and ending when such reports are delivered and indicate that no other Superior Storage Portfolio Trigger Period is ongoing or (c) during the continuance of any event of default under the Superior Storage Portfolio Mezzanine Loan documents.

■	Property Management. The Superior Storage Portfolio Properties are currently managed by Lakeland Homes & Property Management LLC, pursuant to a separate management agreement for each Superior Storage Portfolio Property. Under the Superior Storage Portfolio Loan documents, the Superior Storage Portfolio Properties are required to be managed by Lakeland Homes & Property Management, LLC, any affiliate of Extra Space Storage and CubeSmart (so long as such entities are not subject to an ongoing bankruptcy proceeding) or any other management company reasonably approved by the lender and with respect to which a rating agency confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the borrowers (or selected by the lender during the continuance of an event of default under the Superior Storage Portfolio Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval, (i) during the continuance of an event of default under the Superior Storage Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Provided there is no continuing event of default under the Superior Storage Portfolio Loan, the borrowers have the right at any time from and after the second anniversary of the closing date to obtain the release of a Superior Storage Portfolio Property in connection with a sale of such Superior Storage Portfolio Property to a third party and subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to the greater of (x) 120% of its allocated loan amount and (y) 80% of the sales price for such Superior Storage Portfolio Property, (ii) after giving effect to such release, the debt yield (as calculated under the loan documents) for the remaining Superior Storage Portfolio Properties is equal to or greater than the greater of (1) 7.39% and (2) the debt yield immediately prior to such release, (iii) after giving effect to such release, the debt service coverage ratio (as calculated under the loan documents) for the remaining Superior Storage Portfolio Properties is equal to or greater than the greater of (1) 1.38x and (2) the debt service coverage ratio immediately prior to such release and (iv) delivery of a REMIC opinion and a rating agency confirmation.

■

Mezzanine or Subordinate Secured Indebtedness. Concurrently with the origination of the Superior Storage Portfolio Loan, Quadrant Mezz Fund, LP (the “Superior Storage Portfolio Mezzanine Lender”) made an $11,500,000 mezzanine loan (the “Superior Storage Portfolio Mezzanine Loan”) to NWA Storage Holdings, LLC, the sole member of the borrowers, which is secured by a pledge of the sole member’s ownership interest in the borrowers. The Superior Storage Portfolio Mezzanine Loan is coterminous with the Superior Storage Portfolio Loan and accrues interest at a per annum rate equal to 10.50000%. The lenders of the Superior Storage Portfolio Loan and the Superior Storage Portfolio Mezzanine Loan entered into an intercreditor agreement that provides for customary consent rights, cure rights and the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: Superior Storage Portfolio

right to purchase the defaulted mortgage loan. See “Description of the Mortgage Pool—Additional Indebtedness—Existing Mezzanine Debt” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Provided no event of default under the Superior Storage Portfolio Loan is continuing, the Superior Storage Portfolio Loan documents permit the beneficial owners of a Successor Borrower to obtain a future mezzanine loan (the “Superior Storage Portfolio Future Mezzanine Loan”) in connection with such Successor Borrower’s acquisition of the Superior Storage Portfolio Properties and assumption of the Superior Storage Portfolio Loan in accordance with the terms of the Superior Storage Portfolio Loan documents, subject to the satisfaction of certain conditions, including, among others: (i) the lender and the holder of the Superior Storage Portfolio Future Mezzanine Loan enter into an intercreditor agreement in form and substance acceptable to the lender and any applicable rating agency, (ii) the loan-to-value ratio based on the aggregate principal balances of the Superior Storage Portfolio Loan, the Superior Storage Portfolio Mezzanine Loan and the Superior Storage Portfolio Future Mezzanine Loan (the “Future Total Debt”) does not exceed 74.97%, (iii) the debt service coverage ratio based on the Future Total Debt is at least 1.40x, and (iv) the debt yield based on the Future Total Debt is at least 7.47%.

A “Successor Borrower” means a single-purpose entity that is directly or indirectly at least 51% owned and controlled by one or more Qualified Equityholders.

A “Qualified Equityholder” means (i) following the exercise of its remedies under the Superior Storage Portfolio Mezzanine Loan, the Superior Storage Portfolio Mezzanine Lender; (ii) the borrower sponsor prior to the occurrence of the events described in clause (i) and prior to the earlier of (a) three months after the Closing Date or (b) the death or incapacity of the borrower sponsor; or (iii) prior to the occurrence of the events described in clause (i), but following the events described in clause (ii), (a) the borrower sponsor, (b) following the death or incapacity of the borrower sponsor, the trustee of the CJ Trust, (c) any person approved by the lender with respect to whom a rating agency confirmation is received, (d) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing (x) with total assets (in name or under management) in excess of $1,000,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity in excess of $500,000,000 (in both cases exclusive of the Superior Storage Portfolio Properties) and (y) that is regularly engaged in the business of owning and operating comparable properties in major metropolitan areas.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Superior Storage Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #5: CBM Portfolio

Courtyard San Mateo Foster City

Courtyard Boulder

Courtyard Larkspur Landing Marin County

Courtyard Los Angeles Torrance Palos Verdes

COURTYARD

Courtyard Fresno

Courtyard Marriott Palm Springs

Courtyard St. Petersburg Clearwater

Courtyard Los Angeles Hacienda Heights

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	52	Loan Seller		GACC
Location (City/State)	Various / Various	Cut-off Date Balance(3)		$50,000,000
Property Type	Hospitality	Cut-off Date Balance per Room(2)		$51,843.17
Size (Rooms)	7,677	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 9/30/2019	70.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2019	70.8%	Type of Security(4)		Various
Year Built / Latest Renovation	Various / Various	Mortgage Rate(5)		3.53700%
Appraised Value(1)	$1,184,500,000	Original Term to Maturity (Months)		60
Appraisal Date	11/1/2020	Original Amortization Term (Months)		NAP
Borrower Sponsor	CBM Joint Venture Limited Partnership	Original Interest Only Period (Months)		60
Property Management	Courtyard Management Corporation	First Payment Date		3/6/2020
		Maturity Date		2/6/2025

Underwritten Revenues	$291,830,198
Underwritten Expenses	$202,807,009	Escrows(6)
Underwritten Net Operating Income (NOI)	$99,424,570		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$84,833,060	Taxes	$0	$1,033,333
Cut-off Date LTV Ratio(1)(2)	33.6%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	33.6%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	6.97x / 5.94x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI /NCF(2)	25.0% / 21.3%	Other(7)	$99,000,000	$3,416,667

	Sources and Uses
Sources	$	%	Uses	$	%
Senior Notes	$398,000,000	58.1%	Loan Payoff	$576,371,975	84.2%
Subordinate Notes	286,000,000	41.8	Upfront Reserves	99,000,000	14.5
Principal New Cash Contribution	555,699	0.1	Closing Costs	9,183,724	1.3
Total Sources	$684,555,699	100.0%	Total Uses	$684,555,699	100.0%

(1)	The appraisal concluded an “As Complete” appraised value of $1,184,500,000 as of November 1, 2020, which assumes the completion of the renovation plan. The appraisal also concluded an “As Is” portfolio appraised value of $980,000,000 as of November 1, 2019. Based on the “As Is” portfolio appraised value (inclusive of the portfolio premium) and the CBM Portfolio Senior Notes, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are equal to 40.6%. Based on the sum of the “as is” appraised values as of November 1, 2019 of $930,000,000, and the CBM Portfolio Senior Notes, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are equal to 42.8%. See “The Mortgaged Properties” herein.
(2)	Calculated based on the aggregate outstanding balance of the CBM Portfolio Senior Notes. See “—The Mortgage Loan” below.
(3)	The Cut-off Date Balance of $50,000,000 represents the non-controlling notes A-2D and A-2I-1 of the CBM Portfolio Loan Combination evidenced by 11 senior pari passu notes and one subordinate note. See “—The Mortgage Loan” below.
(4)	See “—The Mortgage Loan” below.
(5)	The note A-1 interest rate is 2.251036%. The note A-2 interest rate (for all notes with a designation that commences with “A-2”) is 3.772298%. The note B interest rate is 3.53700%.
(6)	See “—Escrows” below.
(7)	Other Upfront reserve represents a renovation reserve. The borrowers will be required to deposit into the renovation reserve the following annual amounts in equal monthly installments during each indicated year of the loan term: $41.0 million in the first year; $12.333 million in the second year; $12.333 million in the third year; and $12.333 million in the fourth year. In the event that the lender’s estimate of remaining costs of the renovation work (other than any optional work that has not yet commenced and the borrowers have elected not to commence or perform) exceeds the remaining renovation reserve balance, monthly deposits (based on an annual amount of $12.333 million) must continue after the fourth year until the balance in the renovation reserve, plus 50% of the balance then held in the FF&E reserve, is sufficient to fund the remaining work.

■	The Mortgage Loan. The mortgage loan (the “CBM Portfolio Loan”) is part of a loan combination (the “CBM Portfolio Loan Combination”) consisting of 11 pari passu notes with an aggregate original principal balance of $398,000,000 (the “CBM Portfolio Senior Notes”) and one subordinate note with an original principal balance of $286,000,000 (the “CBM Portfolio Subordinate Note”). The CBM Portfolio Loan Combination has an aggregate original principal balance of $684,000,000 and is secured by a first priority mortgage in the borrowers’ fee simple interests in six hotels, leasehold interests in seven hotels, and the fee simple and leasehold interests in 39 hotels (each a “CBM Portfolio Property” and together “CBM Portfolio Properties”) The 39 fee simple and leasehold hotels are owned in fee by C2 Land, L.P., (a borrower) and ground leased to its affiliate, CBM Two Hotels LP (a borrower) and the ground lessor’s and ground lessee’s interests in such CBM Portfolio Properties secure the CBM Portfolio Loan Combination. The CBM Portfolio Loan, which is evidenced by the non-controlling notes A-2D and A-2l-1, which have an original aggregate principal balance of $50,000,000 and have an outstanding aggregate principal balance as of the Cut-off Date of $50,000,000 and represent approximately 4.1% of the Initial Pool Balance. The CBM Portfolio Loan Combination, which accrues interest at a fixed rate of 3.53700% per annum, was originated by DBR Investments Co. Limited on January 15, 2020. The proceeds of the CBM Portfolio Loan Combination were primarily used to refinance the existing debt, fund upfront reserves and pay closing costs.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

The table below summarizes the promissory notes that comprise the CBM Portfolio Loan Combination. The relationship between the holders of the CBM Portfolio Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations—The CBM Portfolio Pari Passu—AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$61,560,000	$61,560,000	COMM 2020-CBM(1)	No
A-2A	$50,000,000	$50,000,000	COMM 2020-CBM(1)	No
A-2B	$50,000,000	$50,000,000	COMM 2020-CBM(1)	No
A-2C	$50,000,000	$50,000,000	COMM 2020-CBM(1)	No
A-2D	$40,000,000	$40,000,000	CGCMT 2020-GC46	No
A-2E	$40,000,000	$40,000,000	DBRI(2)	No
A-2F	$36,440,000	$36,440,000	COMM 2020-CBM(1)	No
A-2G	$30,000,000	$30,000,000	COMM 2020-CBM(1)	No
A-2H	$20,000,000	$20,000,000	COMM 2020-CBM(1)	No
A-2I-1	$10,000,000	$10,000,000	CGCMT 2020-GC46	No
A-2I-2	$10,000,000	$10,000,000	DBRI(2)	No
B	$286,000,000	$286,000,000	COMM 2020-CBM(1)	Yes
Total	$684,000,000	$684,000,000

(1)	The COMM 2020-CBM transaction is expected to close prior to the Closing Date.
(2)	Expected to be contributed to one or more future securitization transactions.

The CBM Portfolio Loan Combination had an initial term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The CBM Portfolio Loan Combination requires monthly payments of interest only for the term of the CBM Portfolio Loan Combination. The scheduled maturity date of the CBM Portfolio Loan Combination is the payment date in February 2025. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) January 15, 2023 and (ii) the second anniversary of the last securitization of a note comprising part of the CBM Portfolio Loan Combination (the “Release Date”), the CBM Portfolio Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the CBM Portfolio Loan Combination documents. Notwithstanding the foregoing, the borrowers have the right after the payment date in March 2021 to prepay a portion of the outstanding balance up to $61,560,000 in connection with the releases of a CBM Portfolio Property without the payment of any prepayment fees. Such partial prepayments without prepayment fees in connection with partial releases are allocated solely to Note A-1, which is expected to be contributed to the COMM 2020-CBM securitization. Partial defeasance is allocated to all of the CBM Portfolio Loan Combination other than Note A-1. The CBM Portfolio Loan Combination is prepayable in full without penalty on or after the payment date in October 2024. See “—Release of Collateral” below.

■	The Mortgaged Properties. The CBM Portfolio Properties are comprised of 52 Courtyard by Marriott hospitality properties located across 25 states, totaling 7,677 rooms. The CBM Portfolio Properties include both urban and suburban properties with a diversified mix of demand drivers in some of the largest and strongest hospitality markets in the country. The largest single state exposure is California (8 hotels, or 27.6% of TTM September 2019 NCF). Northern California accounts for 17.5% of TTM September 2019 NCF, while Southern California accounts for 10.1%. The second largest exposure is Illinois at 6.5% of TTM September 2019 NCF and no other state represents more than 6.5% of TTM September 2019 NCF. The CBM Portfolio Properties are granular with the top 10 assets accounting for 33.9% of TTM September 2019 NCF and no single asset contributing more than 5.7% of TTM September 2019 NCF. Furthermore, the top 10 assets comprise 19.3% of the CBM Portfolio Properties by total room count. All metrics are calculated exclusive of the incentive management fee (the “IMF”). The CBM Portfolio Properties are managed under a property management agreement with the property manager that is scheduled to expire on December 31, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

Top 20 Portfolio Summary(1)

Property Name	City	State	% of Allocated Loan Amount	Total Rooms	TTM September 2019 RevPAR	Appraised Value(2)	TTM September 2019 NCF
Courtyard Larkspur Landing Marin County	Larkspur	CA	4.6%	146	$185.11	$53,000,000	$4,562,766
Courtyard San Mateo Foster City	Foster City	CA	4.5	147	$176.38	52,000,000	4,723,626
Courtyard San Jose Cupertino(3)	Cupertino	CA	4.1	149	$151.83	47,000,000	3,032,808
Courtyard Boulder	Boulder	CO	3.2	149	$108.45	37,000,000	2,317,517
Courtyard Los Angeles Torrance Palos Verdes	Torrance	CA	3.0	149	$119.39	35,000,000	2,482,013
Courtyard Los Angeles Hacienda Heights	Hacienda Heights	CA	3.0	150	$105.59	34,000,000	2,212,267
Courtyard Seattle South Center	Tukwila	WA	2.9	149	$119.45	33,500,000	2,611,254
Courtyard Nashville Airport(3)	Nashville	TN	2.4	145	$109.81	27,500,000	2,252,253
Courtyard Palm Springs	Palm Springs	CA	2.2	149	$106.06	25,500,000	2,309,381
Courtyard Portland Beaverton	Beaverton	OR	2.1	149	$90.76	24,500,000	1,647,205
Courtyard Atlanta Perimeter Center(3)	Atlanta	GA	2.1	145	$103.76	24,500,000	2,074,325
Courtyard Lincroft Red Bank(3)	Red Bank	NJ	2.1	146	$109.63	24,000,000	2,024,369
Courtyard St. Louis Creve Coeur	Creve Coeur	MO	2.1	154	$89.43	24,000,000	1,732,910
Courtyard Detroit Livonia	Livonia	MI	2.1	149	$81.95	24,000,000	1,654,708
Courtyard Rye	Rye	NY	2.0	145	$112.99	23,500,000	1,746,014
Courtyard Fresno	Fresno	CA	2.0	146	$117.71	23,000,000	2,185,775
Courtyard Boston Andover	Andover	MA	2.0	146	$101.78	23,000,000	1,933,239
Courtyard Detroit Metro Airport	Romulus	MI	2.0	146	$79.19	23,000,000	1,330,090
Courtyard Tampa Westshore	Tampa	FL	2.0	145	$97.35	23,000,000	745,649
Courtyard Denver Tech Center	Greenwood Village	CO	1.9	155	$78.95	22,000,000	1,419,896
Top 20 Subtotal/ Wtd. Avg(4)			52.5%	2,959	$112.13	$603,000,000	$44,998,065
Remaining Properties / Wtd. Avg.(4):			47.5%	4,718	$81.13	$581,500,000	$38,079,958
Total / Wtd. Avg.(4)(5):			100.0%	7,677	$93.08	$1,184,500,000	$83,078,024

(1)	Based on the underwritten rent roll dated as of September 30, 2019.
(2)	Represents the aggregate individual “as-complete” appraised values as of November 1, 2020. The appraisal also concluded an “as is” portfolio appraised value of $980,000,000 as of November 1, 2019
(3)	A renovation project commenced at this CBM Portfolio Property, with more than $2.0 million spent in 2019, resulting in displacement.
(4)	Wtd. Avg. TTM September 2019 RevPAR are based on number of rooms.
(5)	Total TTM September 2019 NCF is calculated exclusive of IMF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the CBM Portfolio Properties:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019(2)	Underwritten(2)	Underwritten $ per Room
Room Revenue	$267,053,524	$269,361,869	$266,164,629	$260,812,777	$264,646,720	$34,473
Food & Beverage Revenue	23,794,048	23,860,177	23,776,173	23,670,936	23,670,936	3,083
Other Revenue	1,401,039	1,390,588	2,734,010	3,512,543	3,512,543	458
Total Revenue	$292,248,611	$294,612,633	$292,674,812	$287,996,255	$291,830,198	$38,014

Room Expense	$56,444,179	$57,751,216	$59,308,451	$56,766,840	$56,766,840	$7,394
Food & Beverage Expense	16,278,914	16,633,043	17,992,198	17,099,983	17,099,983	2,227
Other Expense	7,021	8,018	730	544	544	0
Total Departmental Expenses	$72,730,114	$74,392,277	$77,301,379	$73,867,366	$73,867,366	9,622
Total Undistributed Expense	71,861,799	72,614,793	73,174,956	76,751,889	76,751,889	9,998
Total Fixed Expenses(3)	51,010,835	52,115,628	51,960,290	51,875,210	52,187,754	6,798
Total Operating Expenses	$195,602,748	$199,122,698	$202,436,625	$202,494,465	$202,807,009	$26,417
IMF Adjustment	3,279,413	3,300,783	3,984,721	3,588,660	1,574,665	205
Affiliate Ground Lease Add Back	(11,937,889)	(12,042,985)	(12,009,680)	(11,976,046)	(11,976,046)	(1,560)
Net Operating Income	$105,304,339	$104,232,137	$98,263,146	$93,889,176	$99,424,570	$12,951
FF&E	14,612,431	14,730,632	14,633,741	14,399,813	14,591,510	1,901
Net Cash Flow	$90,691,908	$89,501,505	$83,629,406	$79,489,364	$84,833,060	$11,050

Occupancy	73.0%	73.5%	72.6%	70.8%	71.9%(4)
NOI Debt Yield(5)	26.5%	26.2%	24.7%	23.6%	25.0%
NCF DSCR(5)	6.35x	6.27x	5.86x	5.57x	5.94x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Based on the lender’s due diligence, 13 properties began their comprehensive renovation, resulting in 65,880 displaced rooms, or 2.4% of total room nights. In order to normalize cash flows, the lender assumed 2018 Occupancy and ADR figures for those properties while underwriting to TTM 9/30/2019 figures for the other 39 properties.
(3)	The Total Fixed Expenses includes management fees and chain service fees.
(4)	Based on the underwritten economic occupancy.
(5)	The NOI Debt Yield and NCF DSCR are calculated based on the CBM Portfolio Senior Notes.
■	Appraisal. According to the appraisal, the CBM Portfolio Properties had an “as-is” portfolio appraised value of $980,000,000 as of November 1, 2019. The individual appraisals concluded a total “as complete” appraised value of $1,184,500,000 as of November 1, 2020, which assumes the completion of the renovation plan.
Appraisal Approach(1)	Value	Discount Rate	Terminal Capitalization Rate
Income Capitalization Approach	$980,000,000	10.5%	8.5%

(1)	Based on the “as-is” portfolio appraised value.
■	Environmental Matters. A Phase I environmental report was completed on all the CBM Portfolio Properties on December 11, 2019. The environmental report with respect to the Courtyard Portland Beaverton property (2.1% of ALA) identified a recognized environmental condition related to groundwater contamination discovered in 1999 adjacent to the hotel. Annual sampling by the state environmental agency detected trichloroethylene levels slightly above the related action level. According to the report, vapor encroachment risk to the hotel appeared to be low and the environmental consultant recommended that the borrowers remain apprised of the case status until no further action is required by the state environmental agency.

■	Market Competition. Despite the displacement due to the portfolio-wide renovation project, the CBM Portfolio Properties were still able to achieve an overall RevPAR penetration of 114.9% based on September 2019 third-party market reports. The CBM Portfolio Properties maintained at least 112.9% RevPAR penetration index since 2012. The CBM Portfolio Properties are located across 25 states and perform at a RevPAR penetration rate in excess of 100% in all but three – North Carolina (two hotels, 92.8% RevPAR penetration), Maryland (two hotels, 92.3% RevPAR Penetration), and Kansas (one hotel, 98.1% RevPAR Penetration). The sponsor estimates approximately $21.6 million, or $29,171 per room, will be invested in these five hotels through 2021. As of the TTM September 2019, 44 of the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

individual hotels, or 86.1% of the allocated Loan amount, have 100% or greater RevPAR penetration; seven, or 9.8%, have a 90-100% RevPAR penetration, and only one hotel has between 80-90% RevPAR penetration (which is budgeted to receive nearly $5.4 million ($35,901 per room) in renovation through 2020).

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the CBM Portfolio Properties:

Historical Statistics(1)

	2016	2017	2018	TTM 9/30/2019
Occupancy	73.0%	73.5%	72.6%	70.8%

ADR	$130.16	$130.83	$130.76	$131.42

RevPAR	$95.04	$96.13	$94.99	$93.08

(1)	Based on historical information provided by the borrower.

The following table presents certain information relating to historical capital expenditures for the CBM Portfolio Properties:

CBM Portfolio Historical Capital Expenditures(1)

	2005-2014	2015	2016	2017	2018	Estimated 2019	Total
Total Capex	$250,961,011	$19,305,642	$18,097,477	$15,713,549	$19,945,723	$46,415,742	$370,439,145
Per Room	$32,690	$2,515	$2,357	$2,047	$2,598	$6,046	$48,253

(1)	Based on historical information provided by the borrower.
■	The Borrowers. The borrowers are CBM Two Hotels LP and C2 Land, L.P., each a single-purpose limited partnership whose general partner is a single-purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the CBM Portfolio Loan Combination.

The borrower sponsor and non-recourse carveout guarantor is CBM Joint Venture Limited Partnership, a joint venture between affiliates of Clarion Partners, LLC and a large domestic pension fund. With over $53 billion of total assets under management, Clarion offers a broad range of real estate strategies across the risk/return spectrum to more than 350 domestic and international investors. Clarion has successfully refinanced the $670 million CBM Two Hotels Portfolio mortgage loan (which was securitized in COMM 2015-LC21), the approximately $195 million CBM One Hotels Portfolio mortgage loan (which was securitized in COMM 2012-FL2) and the $500 million Residence Inn and Homewood Portfolio mortgage loan (which was securitized in BAMLL 2012-CLRN).

Clarion Partners, an SEC registered investment adviser with FCA-authorized and FINRA member affiliates, has been a leading U.S. real estate investment manager for more than 37 years. Headquartered in New York, the firm has offices in major markets throughout the U.S. and Europe. With $53.6 billion in total assets under management, Clarion Partners offers a broad range of both debt and equity real estate strategies across the risk/return spectrum to its more than 350 domestic and international institutional investors.

■	Escrows. On the origination date, the borrowers deposited $99,000,000 for a renovation reserve.

The borrowers will be required to deposit approximately $1,033,333 into the tax reserve on a monthly basis. In addition, the borrowers will be required to deposit into the renovation reserve the following annual amounts in equal monthly installments: year 1 – $41.0 million, year 2 – $12.333 million, year 3 – $12.333 million, and year 4 – $12.333 million. In the event that the lender’s estimate of remaining costs of the renovation work (other than any optional work that has not yet commenced and the borrowers have elected not to commence or perform) exceeds the remaining renovation reserve balance, monthly deposits (in the year 4 amount) will continue after year 4 until the balance in the renovation reserve, plus 50% of the balance then held in the FF&E reserve, is sufficient to fund the remaining work. Payments for ongoing reserves including but not limited to reserves for real property taxes, one month of ground rent payments (to the extent not paid by the property manager), insurance (if acceptable insurance is not maintained on the property manager’s insurance program and paid as required under the management agreement), and FF&E, will be required. The property manager is currently reserving 5% of gross revenue on a monthly basis for FF&E expenditures. In the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

event that the property manager is no longer maintaining such reserve, an ongoing FF&E reserve of 5% of rents will be required by the lender.

■	Lockbox and Cash Management. The CBM Portfolio Loan Combination is structured with a clearing account established by the borrowers at Wells Fargo Bank, National Association which all receipts of specified operating profits, certain repayments of FF&E reserve contributions and other amounts due to the borrowers from Marriott under the management agreement, along with all amounts paid to the borrowers on account of ground leases with affiliates. Upon an individual property ceasing to be managed by Marriott, the lender may require the borrowers to deliver a notice directing all credit companies and tenants to deposit all rents payable to the borrowers or any property manager with respect to the CBM Portfolio Properties that are not managed by Marriott directly into the clearing account. Provided no Trigger Event (as defined below) occurs, the CBM Portfolio Loan Combination documents permits transfers of deposits into the borrowers’ operating account for amounts in excess of the amount of the upcoming debt service and other monthly amounts due under the CBM Portfolio Loan Combination documents. Following a Trigger Event, any transfers to the borrowers’ operating account will cease and sums on deposit in the deposit account are applied to payment of all monthly amounts due under the CBM Portfolio Loan Combination documents (including, without limitation, taxes and insurance, ground rent, debt service and all other required reserves) with any excess funds being held by the lender as additional collateral for the CBM Portfolio Loan Combination (provided that upon the occurrence of an event of default under the CBM Portfolio Loan Combination documents (or upon written notice of an acceleration of the CBM Portfolio Loan Combination, an automatic acceleration of the CBM Portfolio Loan Combination or a failure to repay the CBM Portfolio Loan Combination on the maturity date, with respect to tax funds, insurance funds, ground rent funds and FF&E reserve funds), such sums in the deposit account may be applied to amounts owed under the CBM Portfolio Loan Combination documents in such amounts, order and manner as the lender elects in its sole discretion).

A “Trigger Event” means the occurrence of (i) an event of default under the CBM Portfolio Loan Combination documents (after all applicable cure periods have expired), or (ii) a Low Debt Yield Trigger.

A “Low Debt Yield Trigger” will occur if the debt yield falls below 8.75%, as calculated on the last day of the calendar quarter and will cease to exist if the debt yield exceeds 9.00% for two consecutive quarters upon which time all excess cash held by the lender will be returned to the borrowers.

■	Property Management. The CBM Portfolio Properties are managed by Courtyard Management Corporation, an affiliate of Marriott International, Inc., or its affiliates (“Marriott”) or a hotel operator approved by the lender.
■	Current Mezzanine or Secured Subordinate Indebtedness. Included in the CBM Portfolio Loan Combination is the CBM Portfolio Subordinate Note with an initial principal balance of $286,000,000. Based on the total combined debt of $684,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI of the CBM Portfolio Senior Notes and the CBM Portfolio Loan Combination are illustrated below:

Financial Information

	CBM Portfolio Senior Notes	CBM Portfolio Loan Combination
Cut-off Date Balance	$398,000,000	$684,000,000
Cut-off Date LTV Ratio	33.6%	57.7%(1)
Maturity Date LTV Ratio	33.6%	57.7%(1)
DSCR Based on Underwritten NCF	5.94x	3.46x
Debt Yield Based on Underwritten NOI	21.3%	14.5%

(1)	The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the aggregate “as is” appraised value of $930,000,000 and the CBM Portfolio Loan Combination is 73.5%.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. CBM Portfolio Property releases will be permitted as follows: (i) after the payment date occurring in March 2021, releases of properties having aggregate release prices of up to $61,560,000, are permitted without prepayment fees, yield maintenance fees or partial defeasance, by prepayment of a cash release price equal to 110% of the allocated loan amount for each property to be released (other than the Courtyard Philadelphia Devon and Courtyard Charlotte South Park properties, which have a release price of $9,375,000 and $10,000,000 respectively); and (ii) after the earlier of the date that is two years after the startup day of the final securitization that holds any portion of the CBM Portfolio Loan Combination and January 15, 2023, the borrowers may obtain releases of any other

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: CBM Portfolio

properties upon defeasance of the related release price described above, subject in the case of each of (i) and (ii) above, to satisfaction of conditions set forth in the CBM Portfolio Loan Combination documents, including but not limited to, (A) a debt service coverage ratio for all of the remaining CBM Portfolio Properties not less than the greater of (x) 3.29x and (y) the debt service coverage ratio immediately prior to such property release (based on the most recent financial statements delivered to the lender), (B) a debt yield for all of the remaining CBM Portfolio Properties not less than the greater of (x) the 11.0% and (y) the debt yield immediately prior to such property release (based on the most recent financial statements delivered to the lender), (C) no event of default, (D) satisfaction of REMIC related conditions, and (E) payment of all costs and a fee for the lender and its servicer not to exceed $7,500. Such partial prepayments without prepayment fees are allocated solely to Note A-1, which is expected to be contributed to the COMM 2020-CBM securitization. Partial defeasance is allocated to all of the CBM Portfolio Loan Combination notes other than Note A-1. If all other conditions to a CBM Portfolio Property release are satisfied the borrowers are permitted to make a prepayment or increase the amount of the partial defeasance event, as applicable, in an amount equal to the minimum amount needed to satisfy the debt yield test described above, the debt service coverage ratio test described above and (in connection with a prepayment permitted without defeasance) the REMIC loan-to-value test.

■	Terrorism Insurance. The CBM Portfolio Loan Combination documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the CBM Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LOAN #6: STAPLES HEADQUARTERS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

Billerica
Reading
Carlisle
Burlington
Wakefield
Bedford
Acton
Lynn
Concord
Woburn
Stow
Medford
Revere
Cambridge
Wayland
Waltham
Marlborough
Newton
Boston
Brookline
Natick
Framingham
Needham
Quincy
Dedham
Norwood
Braintree
Medfield
Randolph
Milford
Canton
Sharon
Brockton
EDMANDS RD
Callahan State Park
EDGELL RD
Edgell Grove Cemetery
Bose Corporation
Sanofi Genzyme
BOSTON RD
Sudbury Reservoir
TURNPIKE RD
Foss Reservoir
Framingham State University
UNION AVE
FAYVILLE
Framingham Country Club
Framingham
Staples HQ
500 Staples Drive
Framingham, MA 01702
OREGON RD
BADGER RD
COBURNVILLE
OAK ST
CORDAVILLE RD
Hopkinton State Park
COMMUTER RAIL
Ashland
MAP © 2020 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Framingham, Massachusetts	Cut-off Date Balance(2)		$50,000,000
Property Type	Office	Cut-off Date Balance per SF(1)		$135.12
Size (SF)	666,088	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 2/6/2020	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/6/2020	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1997 / NAP	Mortgage Rate		3.11000%
Appraised Value	$198,000,000	Original Term to Maturity (Months)		120
Appraisal Date	11/1/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	LCN North American Fund III REIT	Original Interest Only Period (Months)		120
Property Management	Self-Managed	First Payment Date		3/6/2020
		Maturity Date		2/6/2030

Underwritten Revenues	$11,946,034
Underwritten Expenses	$358,381	Escrows(3)
Underwritten Net Operating Income (NOI)	$11,587,653	Upfront		Monthly
Underwritten Net Cash Flow (NCF)	$11,301,813	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	45.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	45.5%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	4.08x / 3.98x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.9% / 12.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$90,000,000	53.0%	Purchase Price	$165,000,000	97.2%
Principal Equity Contribution	79,728,200	47.0	Closing Costs	4,728,200	2.8
Total Sources	$169,728,200	100.0%	Total Uses	$169,728,200	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Staples Headquarters Loan Combination (as defined below). See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $50,000,000 represents the controlling note A-1 of the Staples Headquarters Loan Combination evidenced by three senior pari passu notes. For additional information, see “—The Mortgage Loan” below.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Staples Headquarters Loan”) is part of a loan combination (the “Staples Headquarters Loan Combination”) evidenced by three pari passu notes. The aggregate outstanding principal balance as of the Cut-off Date of all notes evidencing the Staples Headquarters Loan Combination is $90,000,000, as detailed in the Loan Combination Summary table below. The Staples Headquarters Loan Combination is secured by a first mortgage encumbering the borrower’s fee simple interest in a 666,088 SF office complex located in Framingham, Massachusetts (the “Staples Headquarters Property”). The Staples Headquarters Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.1% of the Initial Pool Balance. The related companion loans are evidenced by the two senior pari passu notes which have an aggregate original principal balance of $40,000,000 and are expected to be contributed to one or more future securitization transactions. The Staples Headquarters Loan Combination, which accrues interest at an interest rate of 3.11000% per annum, was originated by DBR Investments Co. Limited (“DBRI”) on January 29, 2020. The proceeds of the Staples Headquarters Loan Combination along with borrower sponsor equity were primarily used to purchase the Staples Headquarters Property and pay closing costs.

The table below summarizes the promissory notes that comprise the Staples Headquarters Loan Combination. The relationship between the holders of the Staples Headquarters Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	CGCMT 2020-GC46	Yes
A-2	20,000,000	20,000,000	DBRI(1)	No
A-3	20,000,000	20,000,000	DBRI(1)	No
Total	$90,000,000	$90,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

The Staples Headquarters Loan Combination has an initial term of 120 months and remaining term of 120 months as of the Cut-Off Date and requires monthly payments of interest-only for the entire term of the Staples Headquarters Loan Combination. The scheduled maturity date of the Staples Headquarters Loan Combination is the due date in February 2030. Defeasance of the Staples Headquarters Loan Combination with direct, non-callable obligations of the United States of America or other obligations, which are “government securities” permitted under the Staples Headquarters Loan documents is permitted at any time after the earlier of (a) the second anniversary of the last note to be securitized and (b) January 29, 2023. The Staples Headquarters Loan Combination is prepayable in full without penalty on or after the due date in August 2029. See “—Release of Collateral” below.

■

The Mortgaged Property. The Staples Headquarters Property consists of a 666,088 SF class A office complex, which was built-to-suit in 1997 across approximately 50 acres for Staples, Inc., a Delaware Corporation (“Staples”), the sole tenant. The Staples Headquarters Property was purchased from an affiliate of the tenant in a sale leaseback transaction in January 2020. The Staples Headquarters Property’s layout includes two identical towers connected by a lobby, a central amenities building (the “Link”), a free-standing 16,354 SF single-story daycare facility operated by Bright Horizons, and 3,732 parking spaces (5.6 spaces per 1,000 SF) between surface and garage parking structures. Since 2012, Staples has invested approximately $37.0 million ($56 PSF) on various capital improvement projects including renovations to eight office floors, a structured parking garage, the fitness and child care centers, and most recently, a $4.2 million renovation and upgrade of the lobby and Link connector. Staples has informed the lender that it plans to invest an additional approximately $2.35 million in further capital improvement projects in the near future, but is not obligated to perform such improvements.

The Link project included an enhanced main lobby and the addition of flexible client meeting and presentation rooms, classrooms, and staircase access to the new cafeteria, which serves breakfast and lunch to approximately 2,500 on-site employees. Link amenities also include a coffee vendor and sundry shop. The headquarters building has a number of additional amenities and services including a fitness facility with yoga/spin studio, towel service and full-service locker rooms; solar panels on the parking garage roof; two-door loading dock on the east tower; dry cleaning and shoe-repair; on-site mobile mechanic and auto detailing service.

As of February 6, 2020, the Staples Headquarters Property was 100.0% leased and occupied by Staples (666,088 SF; 100.0% of NRA; 100% of UW Base Rent). Staples is a business-to-business distributor of business supplies operating in the U.S. and Canada. Staples’s supply chain is comprised of 33 fulfillment centers, which allows the company to offer free next-day delivery to over 95% of its customers. Staples established the Staples North American Distribution business (“Staples NAD”) in 1993 to focus on fulfilling the needs of business customers and has invested significantly to grow its business-to-business capability. In 1998, Staples expanded its go-to-market strategies through the launch of Staples.com, an online platform primarily serving small businesses, and the acquisition of Quill.com (“Quill”), a provider of business supplies to small and mid-sized businesses. In 2008, Staples NAD acquired Corporate Express, a supplier of office products to businesses and institutions. Staples was taken private by Sycamore Partners, which owns a 33.33% interest in the borrower, in September 2017.

Staples has a 25-year absolute triple net lease that expires in March 2045 at a base rent of $18.39 PSF (the “Staples Lease”). The Staples Lease includes contractual annual rent increases by an amount equal to two times the cumulative change in the consumer price index (“CPI”); provided, however, such increase will not exceed 2.5% of the base rent of the immediately preceding lease year. Staples has three, 10-year extension options remaining and no termination options.

The following table presents certain information relating to the major tenant at the Staples Headquarters Property:

Largest Owned Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Staples	NR / B3 / B+	666,088	100.0%	$12,250,000	100.0%	$18.39	3/31/2045	3, 10-year options
All Tenants		666,088	100.0%	$12,250,000	100.0%	$18.39
Vacant		0	0.0	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants		666,088	100.0%	$12,250,000	100.0%	$18.39

(1)	Based on the rent roll dated February 6, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

The following table presents certain information relating to the lease rollover schedule at the Staples Headquarters Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030	0	0.0	0.0%	0	0.0	0.00	0
2031 & Thereafter	666,088	100.0	100.0%	12,250,000	100.0	18.39	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	666,088	100.0%		$12,250,000	100.0%	$18.39	1

(1)       Based on the underwritten rent roll dated February 6, 2020.

The following table presents certain information relating to historical leasing at the Staples Headquarters Property:

Historical Leased %(1)

	2015	2016	2017	2018	As of 2/6/2020
Owned Space	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Historical occupancies are as of December 31 of each respective year unless otherwise specified.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Staples Headquarters Property:

Cash Flow Analysis(1)(2)(3)

	Underwritten	Underwritten $ per SF
Base Rent	$12,250,000	$18.39
Rent Steps(4)	306,250	0.46
Reimbursements	358,381	0.54
Other Income	0	0.00
Vacancy & Credit Loss	(968,597)	(1.45)
Effective Gross Income	$11,946,034	$17.93

Real Estate Taxes	$0	$0.00
Insurance	0	0.00
Management Fee	358,381	0.54
Other Operating Expenses	0	0.00
Total Expenses(5)	$358,381	$0.54

Net Operating Income	$11,587,653	$17.40
TI/LC	166,500	0.25
Capital Expenditures	119,340	0.18
Net Cash Flow	$11,301,813	$16.97

Occupancy(6)	92.5%
NOI Debt Yield(7)	12.9%
NCF DSCR(7)	3.98x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent roll dated February 6, 2020.

(3)	The Staples Headquarters Property was acquired by the borrower from an affiliate of the tenant in January 2020 in a sale leaseback transaction, and accordingly no operating history is available.

(4)	Represents contractual rents step taken through August 2020.

(5)	Staples is responsible for all expenses under its absolute triple net lease.

(6)	Represents underwritten economic occupancy. As of February 6, 2020, Staples occupies 100% of the Staples Headquarters Property.

(7)	Calculated based on the Staples Headquarters Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

■	Appraisal. According to the appraisal, the Staples Headquarters Property had an “As-Is” appraised value of $198,000,000 as of November 1, 2019. In addition, the appraisal concluded to a Hypothetical Market “As Dark” appraised value of $86,800,000 as of November 1, 2019.

Appraisal Approach	“As-Is” Value(1)	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$196,000,000	N/A	6.25%
Discounted Cash Flow Approach	$194,000,000	7.75%	6.75%(2)

(1)	Value represents appraiser’s “as-is“ values, which are net of $3.0 million of excess land value attributed to 225 Crossing Boulevard.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated September 4, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions.

■	Market Overview and Competition. The Staples Headquarters Property is located approximately 20.0 miles west of Boston, with direct visibility along I-90 (MA Turnpike – average weekday traffic of 100,000 vehicles). The Staples Headquarters Property has access to the MA Turnpike and Route 9, with proximity to hotels, restaurants, and retail. Major corporate headquarters for TJX and Bose can be found in Framingham, while Quest Diagnostics, GE Healthcare, Sanofi, and most recently Whole Foods have operations in Marlborough or Westborough, approximately ten miles west.

The Staples Headquarters Property is part of a larger office park called 9/90 Corporate Center, which consists of approximately 1.3 million SF of office space. The 9/90 Corporate Center benefits from its location west of Route 128 and direct access from I-90 at exits 12 & 13, as well as access to the Natick Mall (Greenstreet: A+), numerous retail options, restaurants, and hotels. Tenants at the 9/90 Corporate Center include Genzyme, Computershare, Boston Heart Diagnostics, LFB USA, Inc., Sanford Health, and Globoforce Limited.

As of December 17, 2019, the Framingham/Natick office submarket had a total inventory of 10,658,878 SF with 7.9% vacancy and average asking rents of $27.19 PSF, according to a third party market report. The appraisal concluded a market rent at the Staples Headquarters Property of between $15.93 and $19.64 PSF. The market rent conclusion is based on (i) discussions with market brokers and property owners and (ii) the comparable leases below with additional qualitative adjustments made for the quality of the Staples Headquarters Property.

The following chart summarizes comparable office leases per the appraisal for the Staples Headquarters Property:

Summary of Comparable Office Leases(1)

Property Name	Tenant Name	Lease Year	Term (mos.)	Lease Type	Tenant Size (SF)	Annual Base Rent PSF	Free Rent (mos.)	TI PSF
Staples Headquarters Property	Staples	Jan-20	300	NNN	666,088	$18.39	0	$0.00
6 Tech Drive	Draeger Medical Systems, Inc.	Jul-21	120	NNN	128,400	$14.45	6	$10.00
260 Locke Drive	Sungard/First Colony	Aug-19	62	NNN	65,915	$15.25	0	$0.00
470-504 Totten Pond Road	Simpson Gumpertz & Heger	Aug-19	180	NNN	110,000	$35.00	0	$80.00
400 Rivers Edge Drive	Agero Administrative Service Corp.	Dec-18	192	NNN	115,139	$27.43	12	$65.00
4 Technology Park Drive	Sonus	Sep-18	120	NNN	97,500	$12.25	9	$15.00
1 Radcliff Road	L3 Technologies	Jul-18	126	NNN	140,000	$15.00	6	$80.00
150 Minuteman Road	Smith & Nephew	Feb-18	154	NNN	112,148	$17.00	0	$30.00
89 A Street	Steward Health Care System, LLC	Aug-17	152	NNN	52,654	$27.50	8	$80.50
Total / Wtd. Avg.(2)					821,756	$20.10	5.22	$46.04

(1)	Source: Appraisal.

(2)	Total / Wtd. Avg. excludes the Staples Headquarters Property.

■	The Borrower. The borrower is STP Framingham (MA) LLC, which is a joint venture between LCN North American Fund III REIT and Sycamore Partners II, L.P. (“Sycamore Partners II”). LCN North American Fund III REIT has a 66.66% beneficial ownership interest in the borrower, and Sycamore Partners II has a 33.33% beneficial ownership interest in the borrower. Sycamore Partners owns Staples, the sole tenant. The borrower sponsor and non-recourse carveout guarantor is LCN North American Fund III REIT.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

LCN Capital Partners has experience in the primary sale-leaseback and build-to-suit markets, where investments and leases are directly originated with corporate users of real estate. LCN Capital Partners manages six portfolios of real estate assets. The team has decades of experience in sale-leaseback, credit underwriting, non-recourse debt placement, and corporate finance. Edward V. LaPuma is the Co-Founder and Managing Partner of LCN Capital Partners where he and Bryan York Cowell oversee all aspects of the firm’s investment activities and operations globally.

Sycamore Partners, the parent company of Sycamore Partners II, is a private equity firm based in New York specializing in retail and consumer investments. The following are current investments held by Sycamore Partners other than Staples: Pure Fishing, The Limited, Belk, Inc., Aeropostale, EMP, Nine West Holdings, and Hot Topic.

■

Escrows. On a monthly basis, tax and insurance reserves are waived so long as there is a single tenant at the Staples Headquarters Property, the lease for the Staples Headquarters Property is in full force and effect and the tenant is paying all taxes and insurance premiums directly. On a monthly basis, the borrower is required to fund the following reserves with respect to the Staples Headquarters Loan Combination: (i) a replacement reserve in an amount equal to $7,700 during (x) a reserve trigger period (which is a period that commences if the debt service coverage ratio for the Staples Headquarters Loan Combination is less than 1.25x for one quarter and ends if the debt service coverage ratio is at least 1.25x for one quarter), (y) the continuance of a Lease Sweep Period (as defined below) or (z) any period when the Staples Headquarters Property is not leased pursuant to the Staples Lease or a replacement NNN lease which, in either case, requires such tenant to pay for all replacement reserves at the Staples Headquarters Property.

■

Lockbox and Cash Management. The Staples Headquarters Loan Combination is structured with a hard lockbox and in place cash management. All deposits into the clearing account are required to be transferred on a daily basis to an account controlled by the lender, to be applied to payment of all monthly amounts due under the Staples Headquarters Loan Combination documents (including, without limitation, taxes and insurance, debt service and required reserves) and approved property operating expenses, with any excess funds being deposited (i) if a Lease Sweep Period is continuing, into the lease sweep reserve, if applicable, until the Lease Sweep Period has been cured or (ii) no Lease Sweep Period is continuing, and another Trigger Period (as defined below) is continuing, into a cash collateral account to be held as additional security for the Staples Headquarters Loan Combination during the continuance of such Trigger Period. Staples pays its rent on a quarterly basis. As such, upon the payment of any rent by Staples, such amount will be deposited into the clearing account and transferred to the lender controlled account. On the next succeeding payment date, 1/3 of such rental amount will be run through the waterfall for the payment of all monthly amounts due under the Staples Headquarters Loan Combination (the “Required Monthly Payments”), with the remainder of such 1/3 amount disbursed to the borrower if no Trigger Period is continuing. The remaining 2/3 of such quarterly rental payment is required to be disbursed as follows: (i) two times the amount of the Required Monthly Payments must be deposited into a reserve with the lender, to be used for the payment of all monthly amounts due under the Staples Headquarters Loan Combination for the succeeding two payment dates and (ii) the remainder will be disbursed to the borrower. During the first Trigger Period under the Staples Headquarters Loan Combination and from and after the second Trigger Period, only the Required Monthly Payments may be disbursed from the account and run through the waterfall and all remaining amounts of the quarterly rental payment will remain in such quarterly rent lender-controlled account.

A “Trigger Period” means the occurrence of (i) an event of default under the Staples Headquarters Loan Combination documents, (ii) as of any calendar quarter the debt service coverage ratio is less than 1.20x, or (iii) a Lease Sweep Period. A Trigger Period will end (a) with respect to clause (i) above, if such event of default has been cured and such cure is accepted by the lender, (b) with respect to clause (ii) above, the debt service coverage ratio is at least 1.25x for one calendar quarter and (c) with respect to clause (iii) above, the Lease Sweep Period has been cured.

A “Lease Sweep Period” will commence on the first payment date following the occurrence of (a) with respect to each Lease Sweep Lease, the earlier of (A) the date that is 12 months prior to expiration of a Lease Sweep Lease and (B) the date required under a Lease Sweep Lease by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) the date that a Lease Sweep Lease (or any material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date or the receipt by borrower or manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate the Lease Sweep Lease (or any material portion thereof) prior to its then current expiration date; (c) the date that a Go Dark Event (as defined below) occurs in 10% or more of the space demised to such tenant at the Staples Headquarters Property (other than in connection with a Permitted Go Dark Event (as defined below)); (d) upon a monetary or material non-monetary default under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and/or cure period; or (e) the occurrence of a lease sweep tenant party insolvency proceeding.

A Lease Sweep Period will end once (A) in the case of clauses (a), (b) and (c) above, the entirety of the Lease Sweep Lease space (or applicable portion thereof) is leased pursuant to one or more Qualified Leases (as defined below) and, in the lender’s reasonable judgment, sufficient funds have accumulated in the lease sweep account (during the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

continuance of the subject Lease Sweep Period) to cover all anticipated approved leasing expenses, free rent periods and/or rent abatement periods set forth in all such Qualified Leases and any shortfalls in required payments under the loan documents or operating expenses as a result of any anticipated down time prior to the commencement of payments under such Qualified Leases; (B) in the case of clause (a) above, the date on which the tenant under the Lease Sweep Lease irrevocably exercises its renewal or extension option (or otherwise enters into an extension agreement with the borrower that is reasonably acceptable to the lender) with respect to all of its lease sweep space, and in the lender’s reasonable judgment, sufficient funds have accumulated in the lease sweep account (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved leasing expenses, free rent periods and/or rent abatement periods in connection with such renewal or extension; (C) in the case of clause (d) above, the date on which the subject default has been cured; (D) in the case of clause (e) above, the applicable lease sweep tenant party insolvency proceeding has terminated and the applicable Lease Sweep Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender; and (E) in the case of clause (c) above, either (x) funds in an amount equal to the Go Dark Event Sweep Cap (as defined below) have accumulated in the lease sweep account or (y) the borrower has delivered (or caused the tenant to deliver) a letter of credit to the lender (in favor of the lender and usable by the lender in accordance with the terms of the Staples Headquarters Loan Combination documents) (a “Lease Sweep Letters of Credit”) in an amount equal to the applicable Go Dark Deposit Amount; provided, that, if the borrower has delivered a Lease Sweep Letter of Credit to the lender in accordance the terms of the Staples Headquarters Loan Combination documents, a Lease Sweep Period will immediately re-commence if such Go Dark Event is still occurring on the date upon which the amount of available cash that has been released to the borrower pursuant to the terms of the Staples Headquarters Loan Combination documents since the date of such Go Dark Event equals or exceeds the applicable Go Dark Deposit Amount and, upon such re-commencement, such Lease Sweep Period will thereafter continue until (x) funds have accumulated in the lease sweep account in an amount equal to the amount by which the Go Dark Event Sweep Cap exceeds the face amount of all Lease Sweep Letters of Credit then being held by the lender or (y) the borrower has delivered one or more additional or replacement Lease Sweep Letters of Credit to the lender which, when taken together with any other Lease Sweep Letters of Credit then being held by the lender, have an aggregate face amount at least equal to the Go Dark Event Sweep Cap

A “Go Dark Event” occurs if any tenant under a Lease Sweep Lease discontinues its business (i.e., “goes dark”) in all or any portion of the space demised to such tenant at the Staples Headquarters Property (other than in connection with a Permitted Go Dark Event).

A “Go Dark Event Sweep Cap” is equal to $33,304,400.

A “Go Dark Event Deposit Amount” means:

(a)	if such Go Dark Event occurs in 10% or more but less than 20% of the total rentable SF of the Staples Headquarters Property, an amount equal to the amount of rent (which will include fixed rent plus any additional rent due to the borrower during such period) payable under the applicable Lease Sweep Lease for the 12 months following the date of such Go Dark Event;

(b)	if such Go Dark Event occurs in 20% or more but less than 40% of the total rentable SF of the Staple Headquarters Property, an amount equal to the amount of rent (which will include fixed rent plus any additional rent due to the borrower during such period) payable under the applicable Lease Sweep Lease for the 18 months following the date of such Go Dark Event;

(c)	if such Go Dark Event occurs in 40% or more but less than 60% of the total rentable SF of the Staples Headquarters Property, an amount equal to the amount of rent (which will include fixed rent plus any additional rent due to the borrower during such period) payable under the applicable Lease Sweep Lease for the 24 months following the date of such Go Dark Event;

(d)	if such Go Dark Event occurs in 60% or more of the total rentable SF of the Staples Headquarters Property, an amount equal to the amount of rent (which will include fixed rent plus any additional rent due to the borrower during such period) payable under the applicable Lease Sweep Lease for the 36 months following the date of such Go Dark Event.

A “Lease Sweep Lease” means (i) the Staples Lease or (ii) any replacement lease that either individually, or when taken together with any other lease with the same tenant or its affiliates, covers 80,000 or more rentable SF.

A “Lease Sweep Tenant” means a tenant under a Lease Sweep Lease or its direct or indirect parent company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: STAPLES HEADQUARTERS

A “Permitted Go Dark Event” means that the Lease Sweep Tenant has temporarily vacated the lease sweep space, (x) for a period of no longer than 90 days, in order to perform renovations or upgrades to such lease sweep space or (y) for a period of no longer than 12 months after receipt of all applicable governmental permits and approvals, to complete the restoration of the Staples Headquarters Property following a casualty, so long as the borrower or the applicable Lease Sweep Tenant is continuously and diligently pursuing completion of such restoration.

A “Qualified Lease” means either (A) the original Lease Sweep Lease as extended in accordance with an express renewal option or a modification approved by the lender or (B) a replacement lease (i) with an initial term of five years (provided that such term extends at least three years beyond the end of the Staples Headquarters Loan Combination term), (ii) entered into in accordance with the Staples Headquarters Loan Combination documents and (iii) on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances.

■

Staples Downgrade Letter of Credit. Staples Headquarters Loan Combination is also structured with a letter of credit delivered to the lender at origination in an amount equal to 12 months’ rent at origination ($12,250,000) (such letter and any other letter of credit delivered as described in this paragraph, a “Downgrade Letter of Credit”), the use of which is governed by the Staples Headquarters Loan Combination loan agreement.  If at any time during the loan term the Staples tenant or a tenant under a replacement triple net lease either (i) (x) has a credit rating that declines to “B” by S&P or equivalent by any rating agency or (y) ceases to be externally rated (in either case, a “One Notch Downgrade Event”), then, in either case, within five business days thereafter, the borrower is required to deliver to the lender (or cause the tenant to deliver) an additional Downgrade Event Letter of Credit (or a replacement of any existing Downgrade Event Letter of Credit then being held by the lender) such that the face amount of all Downgrade Event Letters of Credit then being held by the lender is no less than $24,500,000 or (ii) has a credit rating that declines to “B-” by S&P or equivalent by any rating agency (a “Two Notch Downgrade Event”) within five business days thereafter, the borrower is required to deliver to the lender (or cause the tenant to deliver) an additional Downgrade Event Letter of Credit (or a replacement of any existing Downgrade Event Letter of Credit then being held by the lender) such that the face amount of all Downgrade Event Letters of Credit then being held by the lender is no less than $33,304,400. To the extent the relevant rating agencies restore the credit rating of the tenant after a One Notch Downgrade Event or a Two Notch Downgrade Event, as applicable, the borrower will be permitted to exchange the applicable Downgrade Event Letter of Credit then being held by the lender with a Downgrade Event Letter of Credit in the face amount applicable to the tenant’s then higher rating (i.e., if Staples had a credit rating of “B-” or lower by S&P or equivalent by any rating agency and such credit rating increases to “B” by S&P or the equivalent by each of the relevant rating agencies, the borrower would be permitted to exchange the Downgrade Event Letter of Credit then being held by the lender for a Downgrade Event Letter of Credit with a face amount equal to $24,500,000), provided, that, in no event (regardless of the credit rating of Staples) will the lender be required to return the $12,250,000 Downgrade Letter of Credit to the borrower or the tenant during the term of the Staples Headquarters Loan Combination. During the continuance of an event of default under the Staples Headquarters Loan Combination, the lender will have the right to draw upon any Downgrade Event Letter of Credit and apply the draw to the debt under the Staples Headquarters Loan Combination. The Staples Headquarters Loan Combination loan agreement requires that any letter of credit delivered by the tenant must grant the lender the unilateral right to draw upon such letter of credit, and deposit such sums into a subaccount maintained by the lender, upon the occurrence of an event of default under the Staples Headquarters Loan Combination, regardless of whether an event of default has occurred under such tenant’s lease.

■	Property Management. The Staples Headquarters Property is self-managed by the tenant.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Indebtedness. Not permitted.

■

Release of Collateral. Releases of a certain unimproved non-income producing parcel of land is permitted. At any time, the borrower may release the parcel provided that no event of default is continuing and the release does not trigger an event of default. In the event that, after giving effect to such release, the loan-to-value ratio of the remaining Staples Headquarters Property as determined by the lender in accordance with REMIC regulations is greater than 125%, the principal balance of the Staples Headquarters Loan Combination must be paid down, together with a prepayment fee, if prior to the open period, by an amount such that the ratio of the unpaid principal balance the Staples Headquarters Loan Combination to the value of the remaining Staples Headquarters Property is less than 125%.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Staples Headquarters Property, plus 18 months of business interruption coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LOAN # 7: 805 THIRD AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

Floor							
31	On Location Events, LLC 7,694 SF | 9/2020						
30	Yankees Entertainment and Sports Network, LLC a/k/a Y.E.S. Network 23,800 SF | 5/2022						
29	Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation 23,800 SF | 12/2026						
28	Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation 23,800 SF | 12/2026						
27	Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation 23,800 SF | 12/2026						
26	Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation 23,800 SF | 12/2026						
25	Sub-Tenant: Gen II Fund Services, LLC TT: Meredith Corporation 23,800 SF | 12/2026						
24	Sub-Tenant: Gen II Fund Services, LLC TT: Meredith Corporation 23,800 SF | 12/2026						
23	Sub-Tenant: Gen II Fund Services, LLC TT: Meredith Corporation 23,800 SF | 12/2026						
22	Sub-Tenant: Newmax Media, Inc. TT: Meredith Corporation 23,800 SF | 12/2026						
21	Asset International 23,800 SF | 12/2020						
20	EnterSolar, LLC 5,753 SF | 4/2023	Vacant 8,540 SF	Advocate, LLP 3,577 SF | 1/2026	Carmel Partners, Inc. 6,193 SF | 8/2022			
19	Sub: Messner Reeves LLP Main: Poten & Partners, Inc 29,411 SF | 6/2020						
18	Bernard Herold & Co., Inc. 5,865 SF | 4/2022	Norvin Partners, Ltd. 3,640 SF | 1/2021	Central Park Group, LLC 6,353 SF | 2/2021	Central Park Group, LLC 2,251 SF | 2/2021			
17	Toyota Tsusho America, Inc. 23,500 SF | 11/2022						
16	Andreas Esberg & Company, LLP 3,897 SF | 11/2022	Vacant 2,061 SF	Toyota Tsusho America, Inc. 17,622 SF | 11/2022				
15	Red Stone Equity Partners LLC 5,776 SF | 4/2021	Continental Exhibitions, Inc. 1,310 SF | 11/2021	Globis Realty Holdings, LLC 2,197 SF | 7/2022	Worth Venture Partners, LLC 3,035 SF | 10/2022	Overseas Marine Services 2,870 SF | 1/2024	Vacant 2,930 SF	
14	Oracle Partners, LLC & Kinetic Advisors, LLC 3,120 SF | 9/2020	William A. M. Burden & Co., L.P. 2,350 SF | 10/2021	Lionpoint Group, LLC 5,241 SF | 6/2023	AIFAM, Inc. 4,481 SF | 7/2021	C-FAM, Inc. 1,890 SF | 12/2020	RBSM LLP 3,717 SF | 3/2025	
12	William A.M. Burden & Co., L.P. 5,621 SF | 9/2021	The Pagan Law Firm P.C. 3,344 SF | 6/2024	Edge Wealth Management LLC 2,486 SF | 3/2022	Brief Carmen & Kleinman, LLP 6,012 SF | 1/2022	Associated Foreign Exchange, Inc. 4,276 SF | 3/2022	F&V Capital Management, LLC 2,420 SF | 1/2022	
11	Atrato Advisors LLC 1,950 SF | 7/2022	Vacant 5,073 SF	Seven Points Capital, LLC 3,500 SF | 10/2023	Vacant 3,796 SF	SRA Realty No. 11, Inc. 4,350 SF | 6/2029	Ruzow & Associates, Inc. 2,300 SF | 8/2029	CG Asset Management LLC 3,083 SF | 1/2021
10	Thylan Associates, Inc. 2,900 SF | 10/2024	Vacant 4,711 SF	Eiseman Levine Lehrhaupt & Kakoyiannis P.C. 15,889 SF | 7/2022				
9	United States of America 8,045 SF | 3/2020	Argyle Service Co., Inc. 3,239 SF | 6/2021	Vacant 6,710 SF	Vacant 5,987 SF			
8	GGI NYC, LLC 2,718 SF | 8/2022	Guzov, LLC 2,391 SF | 6/2022	Vacant 5,531 SF	Sierra Financial Ltd. 2,541 SF | 3/2022	Dominican Republic Mission 2,789 SF | 12/2020	Extell Management Services Inc. 3,789 SF | 2/2023	
7	Extell Development Company 23,500 SF | 3/2028						
6	Meredith Corporation 23,500 SF | 12/2026						
Upper	Soho Photo, Inc. 350 SF | 10/2021	Pampano, LLC 5,783 SF | 10/2022					
Mezz.	Reins International New York, Inc. 4,915 SF | 10/2030	Vacant 1,666 SF	RH + NY, Inc. 935 SF | 5/2027	Silvano Tailor Shop, Inc. 700 SF | 12/2021			
Ground	Super Runner's Shop 2,200 SF | 9/2031	Harrys of London 1,200 SF | 10/2024	3rd Avenue Jewels Inc. 640 SF | 5/2023	764 3rd Ave. Liquors, Inc. 2,000 SF | 9/2027	Radiance Tea, Inc. 1,591 SF | 5/2023	FedEx Drop Box MTM	
Atrium LL	Costello & Khaimov, Inc. 820 SF | 6/2022	Blue Stone Lane 805, LLC 350 SF | 3/2023	805 the Picnic Basket LLC d/b/a Poke 1,350 SF | 2/2027	Vacant 850 SF	Radiance Tea, Inc. 819 SF | 5/2023	Miranda International, Inc. 350 SF | 12/2019	

VACANT | BUILDING | MTM | 2019 – 2020 | 2021 – 2022 | 2023 – 2024 | 2025 – 2026 | 2027 – 2028 | 2029+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

805 Third Avenue
805 Third Avenue
New York, NY 10022
TURTLE BAY
New York
MANHATTAN
BROOKLYN
MIDTOWN
E 56TH STREET
E 55TH STREET
E 54TH STREET
E 53RD STREET
E 52ND STREET
E 51ST STREET
E 50TH STREET
E 49TH STREET
E 48TH STREET
E 47TH STREET
E 46TH STREET
E 45TH STREET
E 44TH STREET
E 43RD STREET
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
FIRST AVENUE
555 Madison
551 Madison
Park Ave Tower
425 Park
Howard Hotel
140 E 56th
919 Third
301 E 55th
Central Synagogue
Brook Club
Lex 54
641 Lexington
900 Third
Post Office
The Brevard
399 Park
Citigroup Center
880 Third
Lipstick Building
Mondrian Condos
Lever House
Park Ave Plaza
Racquet & Tennis Club
Seagram Bldg
610 Lex
599 Lexington
Marriott Courtyard
866 Third
875 Third
Hungarian Cultural Center
The Veneto Condos
Three Ten E 53
350 Park
345 Park
Grolier Building
Western Publishing Building
845 Third
Sutton Place Synagogue
Turtle Bay Music School
New York Palace Hotel
Mutual of America Life Insurance Co.
Saint Bartholomew's Church
GE Building
560 Lexington
Doubletree Metropolitan
830 Third
The Benjamin
Kimberly Suites
Affinia 50
San Carlos
825 Third
Pickwick Arms
First Reform Church
I.T.T. American Building
Colgate Palmolive Bldg
Waldorf Astoria Hotel
W Hotel
San Carlos Hotel
Best Western
800 Third
299 Park
Inter-Continental Hotel
Marriott East Side
Hyatt 48 Lex
Wang Building
777 Third
Libya House
United Nations Plaza
Consulate of Germany
280 Park
Bankers Trust Building
JP Morgan Chase
270 Park
277 Park
Lexington Hotel
Residence Inn
Buchanan Apts
767 Third
757 Third
1 Dag Hammarskjold Plaza
Embassy House
Japan Society
Trump World Tower
383 Madison
250 Park
245 Park
485 Park
750 Third
747 Third
YMCA
Dag Hammarskjold Tower
Albano Building
Roosevelt Hotel
Helmsley Building
237 Park
Grand Central Star Cafe
730 Third
733 Third
Wyndham Midtown 45
A&E Television Networks
Turtle Bay Towers
Institute of International Education
347 Madison
Yale Club
Met Life Building
US Post Office
Commerce Bldg
711 Third
Olympia House
Allied Arts Building
2 UN Plaza
The Beaux Arts
Millennium Hilton One UN Plaza
Bank of America Plaza
Graybar Building
425 Lexington
St Agnes
685 Third
Hampton Inn
Consulate of India
3 UN Plaza
Brunei
Consulate of Egypt
Consulate of Malaysia
Bhutan
One Vanderbilt
Grand Central Terminal
Grand Hyatt
Chrysler Bldg
Kent Bldg
675 Third
219 E 42nd
801 Second

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CREFI
Location (City/State)	New York, New York		Cut-off Date Balance(2)		$45,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(1)		$251.64
Size (SF)	596,100		Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 10/24/2019	91.9%		Number of Related Mortgage Loans		None
Owned Occupancy as of 10/24/2019	91.9%		Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / NAP		Mortgage Rate(3)		4.24000%
Appraised Value	$460,000,000		Original Term to Maturity (Months)		120
Appraisal Date	10/1/2019		Original Amortization Term (Months)		NAP
Borrower Sponsor	Charles Steven Cohen		Original Interest Only Period (Months)		120
Property Management	Cohen Brothers Realty Corporation		First Payment Date	1/6/2020
			Maturity Date	12/6/2029

Underwritten Revenues	$33,275,196
Underwritten Expenses	$15,020,787		Escrows(4)
Underwritten Net Operating Income (NOI)	$18,254,409			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$16,935,189		Taxes	$0	$700,333
Cut-off Date LTV Ratio(1)	32.6%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	32.6%		Replacement Reserve	$0	$9,807
DSCR Based on Underwritten NOI / NCF(1)	2.83x / 2.63x		TI/LC	$4,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.2% / 11.3%		Other	$1,171,861	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Notes	$150,000,000	54.5%	Loan Payoff	$162,085,895	58.9%
Subordinate Note	125,000,000	45.5	Principal Equity Distribution	100,842,948	36.7
			Closing Costs	6,899,296	2.5
			Reserves	5,171,861	1.9
Total Sources	$275,000,000	100.0%	Total Uses	$275,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 805 Third Avenue Senior Notes (as defined below). See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $45,000,000 represents the non-controlling senior notes A-3 and A-4-2, which are part of a loan combination evidenced by five pari passu notes and one subordinate note having an outstanding principal balance as of the Cut-off Date of $275,000,000. The 805 Third Avenue Loan Combination (as defined below) is evidenced by: the 805 Third Avenue Loan (as defined below), the non-controlling senior notes A-1 ($50,000,000), which was contributed to the CGCMT 2019-C7 transaction, A-2 ($50,000,000) and A-4-1 ($5,000,000), which are expected to be contributed to the Benchmark 2020-IG1 transaction, and a controlling subordinate B note with an outstanding principal balance as of the Cut-off Date of $125,000,000. See “—The Mortgage Loan” below.

(3)	The 805 Third Avenue Senior Note Interest rate is 4.24000%, while the 805 Third Avenue Subordinate Note interest rate is 3.80000%, the weighted average interest rate is 4.04000%.

(4)	See “—Escrows” below.

■	The Mortgage Loan. The 805 Third Avenue mortgage loan (the “805 Third Avenue Loan”) is part of a loan combination (the “805 Third Avenue Loan Combination”) evidenced by five senior pari passu notes and a controlling subordinate note that are secured by a first mortgage encumbering the borrower’s fee simple interest in a 596,100 SF Class A office building with ground floor retail located New York, New York (the “805 Third Avenue Property”). The 805 Third Avenue Loan, which is evidenced by the non-controlling notes A-3 and A-4-2, has an aggregate outstanding principal balance as of the Cut-off Date of $45,000,000 and represents approximately 3.7% of the Initial Pool Balance. The related senior companion loans (together with the 805 Third Avenue Loan, the “805 Third Avenue Senior Notes”) are evidenced by the non-controlling notes A-1 ($50,000,000), which was contributed to the CGCMT 2019-C7 transaction, A-2 ($50,000,000) and A-4-1 ($5,000,000), which are expected to be contributed to the Benchmark 2020-IG1 transaction. The subordinate note B (the “805 Third Avenue Subordinate Note”) has an outstanding principal balance as of the Cut-off Date of $125,000,000. The 805 Third Avenue Loan Combination was originated by CREFI on November 8, 2019, had an aggregate original principal balance of $275,000,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $275,000,000. The 805 Third Avenue Senior Notes accrue interest at an interest rate of 4.24000% per annum and the 805 Third Avenue Subordinate Note accrues interest at an interest rate of 3.80000% per annum. The proceeds of the 805 Third Avenue Loan Combination were primarily used to refinance prior debt secured by the 805 Third Avenue Property, return equity to the borrower sponsor, pay closing costs and fund upfront reserves. The 805 Third Avenue Loan received a credit assessment of BBB-sf by Fitch and BBB (high) by DBRS Morningstar. S&P confirmed that the 805 Third Avenue Loan exhibits credit characteristics that are consistent with investment grade credit.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

The table below summarizes the promissory notes that comprise the 805 Third Avenue Loan Combination. The relationship between the holders of the 805 Third Avenue Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The 805 Third Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	CGCMT 2019-C7	No(2)
A-2	$50,000,000	$50,000,000	Benchmark 2020-IG1(1)	No
A-3	$40,000,000	$40,000,000	CGCMT 2020-GC46	No
A-4-1	$5,000,000	$5,000,000	Benchmark 2020-IG1(1)	No
A-4-2	$5,000,000	$5,000,000	CGCMT 2020-GC46	No
B	$125,000,000	$125,000,000	CGCMT 2019-C7 (Loan-Specific)	Yes(2)
Total / Wtd. Avg.	$275,000,000	$275,000,000

(1)	The Benchmark 2020-IG1 transaction is expected to close on or about February 28, 2020.

(2)	The initial Controlling Note is note B, so long as no related control appraisal period has occurred and is continuing. If and for so long as a control appraisal period has occurred and is continuing, then the Controlling Note will be note A-1. See “Description of the Mortgage Pool— The Loan Combinations— The 805 Third Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus. For so long as note B is included in the CGCMT 2019-C7 securitization and a control appraisal event does not exist, such rights will be exercised by the directing holder of the CGCMT 2019-C7 certificates. The 805 Third Avenue Loan Combination will be serviced under the CGCMT 2019-C7 PSA.

The 805 Third Avenue Loan Combination had an initial term of 120 months, has a remaining term of 118 months as of the Cut-off Date and requires monthly payments of interest only for the term of the 805 Third Avenue Loan Combination. The scheduled maturity date of the 805 Third Avenue Loan Combination is the due date in December 2029. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) November 8, 2022 and (ii) the second anniversary of the closing date of the last securitization of a note comprising part of the 805 Third Avenue Loan Combination, the 805 Third Avenue Loan Combination may be defeased with certain government securities permitted under the 805 Third Avenue Loan Combination documents.

Voluntary prepayment of the 805 Third Avenue Loan Combination is permitted on or after the due date in June 2029 without payment of any prepayment premium.

Loan Combination Metrics
	% of Total Debt	Cut-off Date LTV	UW NOI Debt Yield	UW NCF DSCR
805 Third Avenue Senior Notes ($150,000,000)	54.5%	32.6%	12.2%	2.63x
805 Third Avenue Subordinate Note ($125,000,000)	45.5%	59.8%	6.6%	1.50x

■	The Mortgaged Property. The 805 Third Avenue Property is a 31-story, Class A office building located in Midtown Manhattan on the southeast corner of Third Avenue and 49th Street (the “805 Third Avenue Property”). The 805 Third Avenue Property was developed by the borrower sponsor, Charles Steven Cohen, in 1982 and contains 564,329 SF of Class A office space with 30,659 SF of retail space located at the base of the building in a three-story atrium. The floor plates at the 805 Third Avenue Property range from approximately 18,776 SF to 23,500 SF, which allows for a varied leasing approach for both single users and multiple tenants occupying the same floor. As of the underwritten rent roll dated October 24, 2019, the 805 Third Avenue Property is 91.9% occupied by over 60 tenants.

Office (94.7% of NRA; 91.7% of in-place UW Gross Rent)

The 564,329 SF office portion is occupied by 44 long-term tenants from a variety of industries with a weighted average original lease term of 13.7 years (based on UW Base Rent).

The largest tenant at the 805 Third Avenue Property, the Meredith Corporation (“Meredith”), comprises 35.7% of total NRA and 30.7% of gross rent and 29.7% of UW base rent on a below market lease (currently paying UW Gross Rent

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

of $46.17 per SF compared to the appraiser’s concluded market rent for their total leased space of $66.00 per SF) through December 2026. Upon its merger with Time Inc. in 2018, the tenant moved to Time Inc.’s office at Brookfield Place and subsequently subleased (i) 95,200 SF of its space on floors 26 through 29 to KBRA (16.0% of NRA), (ii) 47,600 SF on floors 24 and 25 to Gen II Fund Services which subsequently expanded to sublease an additional 22,494 SF on the 23rd floor and now occupies a total of 70,094 SF (11.8% of NRA), and (iii) 23,800 SF on the 22nd floor and 385 SF on the 23rd floor to NewsMax (4.0% of NRA). The subleases collectively account for 88.9% of Meredith’s leased NRA, and all three subleases are coterminous with the Meredith lease, with expiration dates in December 2026.

Currently subleasing 95,200 SF of office space from Meredith, Kroll Bond Rating Agency (“Kroll” or “KBRA”) is the largest tenant in occupancy at the 805 Third Avenue Property. KBRA has used the space as its international headquarters since March 2018. The second and third largest tenants of the 805 Third Avenue Property, Toyota Tsusho America, Inc (Moody’s: A3, S&P: A+) and Poten & Partners Inc. (Fitch: BBB-, S&P: BBB-) are both investment grade-rated and have been in occupancy at the 805 Third Avenue Property for over 10 years.

Retail (5.1% of NRA; 8.1% of in-place UW Gross Rent)

The retail portion of the 805 Third Avenue Property is comprised of 30,659 SF spread across various suites within a three-story retail atrium at the base of the building. The retail atrium includes a total of 15 suites, six of which are grade level suites with full or partial frontage along 3rd Avenue or East 50th Street. The retail suites at the base of the building range from approximately 800 SF to 5,700 SF with a weighted average original lease term of 15.5 years and a weighted average remaining lease term of 6.6 years.

The retail component comprises 8.1% of UW Gross Rent and is highlighted by Pompano Taqueria, Gyu-Kaku, and Bluestone Lane. No retail tenant accounts for more than 1.6% of UW Gross Rent or NRA. Bluestone Lane opened its inaugural location at the 805 Third Avenue Property in August 2013. Since then, the brand has opened 45 additional locations around the country. Gyu-Kaku is a chain of Japanese BBQ restaurants owned by the Colowide Group. There are more than 600 locations in Japan and four locations in New York.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

The following table presents certain information relating to the commercial and retail tenants at the 805 Third Avenue Property:

Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Meredith Corporation(4)(5)	NR / B1 / B+	212,594	35.7%	$8,726,420	29.7%	$41.05	12/31/2026	1, 10-year option
KBRA(5)	NR / NR / NR	95,200	16.0	NAP	NAP	NAP	NAP
Gen II Fund(5)	NR / NR / NR	70,094	11.8	NAP	NAP	NAP	NAP
NewsMax(5)	NR / NR / NR	23,800	4.0	NAP	NAP	NAP	NAP
Poten & Partners Inc.	BBB- / NR/ BBB-	29,696	5.0	2,354,780	8.0	$79.30	6/30/2020	1, 5-year option
Toyota Tsusho America, Inc.	NR/ A3 /A+	41,322	6.9	2,349,954	8.0	$56.87	11/30/2022	1, 5-year option
Extell Development Company	NR / NR / NR	27,289	4.6	1,577,079	5.4	$57.79	3/31/2028	None
YES Network, LLC	NR / NR / NR	23,800	4.0	1,261,400	4.3	$53.00	5/31/2022	1, 5-year option
Office Others(6)		185,241	31.1	10,631,507	36.2	$57.39
Office Subtotal		519,942	87.2%	$26,901,140	91.5%	$51.74
Pampano, LLC	NR / NR / NR	5,783	1.0	505,000	1.7	$87.32	10/31/2022	None
Reins International, Inc.	NR / NR / NR	4,915	0.8	375,431	1.3	$76.38	10/31/2030	None
Radiance Tea, Inc.	NR / NR / NR	2,410	0.4	275,000	0.9	$114.11	5/31/2023	None
764 3rd Ave. Liquors, Inc.	NR / NR / NR	2,000	0.3	254,616	0.9	$127.31	9/30/2027	None
Super Runners Shop	NR / NR / NR	2,200	0.4	246,000	0.8	$111.82	9/30/2031	None
Retail Others		10,835	1.8	846,113	2.9	$78.09
Retail Subtotal		28,143	4.7%	$2,502,160	8.5%	$88.91
Vacant		48,015	8.1%	NAP	NAP	NAP
Total / Wtd. Avg.(6)		596,100	100.0%	$29,403,301	100.0%	$53.65

(1)	Based on the underwritten rent roll dated as of October 24, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes $103,619 of contractual rent steps through November 14, 2020.

(4)	Each of the tenants has the option to terminate its lease effective January 31, 2024, so long as written notice is given by October 31, 2022 and in addition they pay a termination fee.

(5)	Subtenants of Meredith Corporation. Upon a termination of the Meredith lease by either the borrower or Meredith, each of the subtenants will, at the borrower’s option, attorn to the borrower. Meredith Corporation has the right to terminate its lease effective January 2024 upon 15 months’ prior notice.

(6)	Inclusive of telecommunication and storage space and rent.

The following table presents certain information relating to the commercial lease rollover schedule at the 805 Third Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	770	0.1%	0.1%	$22,900	0.1	$29.74	4
2020	76,974	12.9	13.0%	$5,099,448	17.3	$66.25	8
2021	39,154	6.6	19.6%	$2,181,713	7.4	$55.72	12
2022	133,595	22.4	42.0%	$7,748,369	26.4	$58.00	20
2023	21,685	3.6	45.7%	$1,572,610	5.3	$72.52	9
2024	10,315	1.7	47.4%	$647,311	2.2	$62.75	5
2025	3,717	0.6	48.0%	$190,682	0.6	$51.30	1
2026	216,171	36.3	84.3%	$8,940,905	30.4	$41.36	2
2027	4,285	0.7	85.0%	$390,179	1.3	$91.06	3
2028	23,500	3.9	88.9%	$1,363,000	4.6	$58.00	1
2029	6,650	1.1	90.1%	$385,499	1.3	$57.97	2
2030 & Thereafter	11,269	1.9	91.9%	$860,685	2.9	$76.38	4
Vacant	48,015	8.1	100.0%	NAP	0.0	0.00	NAP
Total / Wtd. Avg.	596,100	100.0%		$29,403,301	100.0%	$53.65	71

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $103,619 of contractual rent steps through November 2020.

The following table presents certain information relating to historical leasing at the 805 Third Avenue Property:

Historical Leased%(1)

	2016	2017	2018	As of 10/24/2019(2)
Commercial Owned Space	94.0%	94.0%	93.0%	91.9%

(1)	As provided by the borrower, which represents physical occupancy as of December 31 for the indicated year, unless otherwise specified.

(2)	Based on the underwritten rent roll dated October 24, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 805 Third Avenue Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 8/31/2019	Underwritten	Underwritten $ per SF
Rental Income(2)	$26,699,624	$26,537,453	$28,121,265	$27,948,556	$29,403,301	$49.33
Potential Income from Vacant Space	0	0	0	$0	3,062,830	5.14
Expense Reimbursements	2,739,547	2,224,059	2,540,371	2,662,936	2,568,104	4.31
Other Income	$1,214,172	$1,189,407	$1,215,336	$1,247,675	$1,303,791	$2.19
Gross Potential Income	$30,653,344	$29,950,919	$31,876,971	$31,859,168	$36,338,026	$60.96
Vacancy & Credit Loss(3)	0	0	0	0	(3,062,830)	(5.14)
Total Effective Gross Income	$30,653,344	$29,950,919	$31,876,971	$31,859,168	$33,275,196	$55.82

Real Estate Taxes	$7,293,968	$7,498,209	$7,881,383	$7,892,156	$8,003,802	$13.43
Insurance	130,858	151,256	158,925	178,433	178,433	0.30
Management Fee	1,224,990	1,199,840	1,276,093	1,421,253	1,000,000	1.68
Other Operating Expenses	6,248,473	6,231,853	5,973,813	5,595,640	5,838,552	9.79
Total Operating Expenses	$14,898,290	$15,081,158	$15,290,213	$15,087,482	$15,020,787	$25.20

Net Operating Income	$15,755,054	$14,869,761	$16,586,758	$16,771,686	$18,254,409	$30.62
TI/LC	0	0	0	0	1,200,000	2.01
Replacement Reserves	0	0	0	0	119,220	0.20
Net Cash Flow	$15,755,054	$14,869,761	$16,586,758	$16,771,686	$16,935,189	$28.41

Occupancy(4)	94.0%	94.0%	93.0%	91.9%	91.3%(4)
NOI Debt Yield	10.5%	9.9%	11.1%	11.2%	12.2%
NCF DSCR	2.44x	2.31x	2.57x	2.60x	2.63x

(1)	Interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Commercial Rental Income represents the straight-line average rent includes $103,619 of contractual rent steps through November 2020.

(3)	Vacancy & Credit Loss is underwritten to the current, economic vacancy of 8.7%.

(4)	Represents the underwritten economic vacancy.

■	Appraisal. According to the appraisal, the 805 Third Avenue property had an “as-is” appraised value of $460,000,000 as of October 1, 2019.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$470,000,000	N/A	4.00%
Discounted Cash Flow Approach	$460,000,000	6.75%(1)	5.00%(2)

(1)	Represents the internal rate of return.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated October 11, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the 805 Third Avenue Property other than the continued implementation of the current asbestos operations and maintenance program.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

■	Market Overview and Competition. The 805 Third Avenue Property is located in New York, New York, within the Midtown East office submarket. Located on the southeast corner of Third Avenue and 49th Street, the 805 Third Avenue Property is situated north of Grand Central station and east of Central Park. According to the appraisal, as of the second quarter of 2019, the Midtown East office submarket contained approximately 60.7 million SF with an overall direct vacancy of 8.9% and average direct asking rents of $78.35 per SF. The 805 Third Avenue Property is surrounded by restaurants, hotels, retails shops and tourist attractions, made accessible by the presence of several major transportation hubs in close proximity.

The 805 Third Avenue Loan Combination benefits from a basis at $461 per SF, which compares favorably to recent sales transactions in the submarket ranging from $706 to $1,052 per SF. According to the appraisal, there are eight directly competitive buildings in the submarket with a weighted average direct occupancy of 90.6% and asking rents which range from $57.00 to $93.00 per SF. The following table presents certain information relating to comparable office buildings for the 805 Third Avenue Property:

Office Building Comparables(1)

Property Name	NRA (SF)	Direct Available SF	Sublease Available SF	Direct Occupancy (%)	Direct Asking Rent PSF (Low)	Direct Asking Rent PSF (High)
805 Third Avenue(2)	596,100	48,015	NAP	91.9%	NAP	NAP
730 Third Avenue	407,000	0	0	100.0%	NAV	NAV
747 Third Avenue	344,965	23,940	3,049	93.1%	$65.00	$69.00
767 Third Avenue	275,000	26,013	0	90.5%	$57.00	$68.00
780 Third Avenue	484,005	90,097	0	81.4%	$66.00	$93.00
800 Third Avenue	530,000	33,250	0	93.7%	$65.00	$75.00
825 Third Avenue	486,326	0	0	100.0%	NAV	NAV
875 Third Avenue	662,588	50,151	0	92.4%	$75.00	$80.00
900 Third Avenue	515,200	124,720	104,973	75.8%	$65.00	$79.00
Total (excluding 805 Third Avenue)	3,705,084	348,171	108,022
Wtd/Avg (excluding 805 Third Avenue)	463,136	43,521	13,503	90.6%	$57.00	$93.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated October 24, 2019.

The appraiser concluded to blended market rents of $65.39 per SF and $90.62 per SF for the office and retail space, respectively. Based on the appraiser’s overall concluded market rent for the 805 Third Avenue Property of $66.70 per SF, the weighted average in-place rents are approximately 20.0% below market.

Market Rent Analysis (Office)		Market Rent Analysis (Retail)
Floors	Rent per SF	Tenant Category	Rent per SF
6 to 9	$62.00	Lower Level	$65.00
10 to 17	$64.00	Grade	$125.00
18 to 27	$66.00	Mezzanine	$75.00
28 to 30	$68.00
31 (terrace)	$80.00

■	The Borrower. The borrower is 805 Third New York LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 805 Third Avenue Loan Combination. The sponsor and non-recourse carveout guarantor is Charles Steven Cohen, the President and CEO of Cohen Brothers Realty Corporation. Cohen Brothers Realty Corporation, a private real estate development and management firm that develops, redevelops and operates various commercial property types, was founded in 1981. The firm has commercial properties in New York, Houston, South Florida and Southern California. The ongoing net worth and liquidity covenants during the term of the 805 Third Avenue Loan Combination for Charles Steven Cohen are $500.0 million and $50.0 million, respectively.

■	Escrows. On the origination date of the 805 Third Avenue Loan Combination, the borrower funded a reserve of $4,000,000 for tenant improvements and leasing commissions, $713,361 for unfunded obligations and $458,500 for immediate repairs.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the 805 Third Avenue Loan Combination: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially $700,333) will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period; however, such reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the 805 Third Avenue Loan Combination documents, (iii) a replacement reserve in an amount equal to $9,807 subject to a cap of $450,000, and (iv) if the tenant improvements and leasing commissions reserve drops below $1,200,000, a reserve equal to $75,000 subject to a cap of $4,000,000.

■	Lockbox and Cash Management. The 805 Third Avenue Loan Combination is structured with a hard lockbox and springing cash management. The borrower is required to deliver a tenant direction letter to the existing tenants at the 805 Third Avenue Property, directing them to remit their rent checks directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the 805 Third Avenue Property to be deposited into such lockbox immediately. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless an 805 Third Avenue Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of an 805 Third Avenue Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 805 Third Avenue Loan Combination documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 805 Third Avenue Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 805 Third Avenue Loan Combination. Upon the cure of the applicable 805 Third Avenue Trigger Period, so long as no other 805 Third Avenue Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 805 Third Avenue Loan Combination documents, the lender will apply funds to the debt in such priority as it may determine.

An “805 Third Avenue Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default and (ii) the debt service coverage ratio being less than 1.30x, and expiring upon (a) with respect to clause (i) above, the cure of such event of default and (b) with respect to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters. Notwithstanding the foregoing, no 805 Third Avenue Trigger Period will be deemed to exist solely with respect to clause (ii) of the definition of “805 Third Avenue Trigger Period” during any period that the borrower has deposited cash into an account with the lender or has delivered to the lender a letter of credit in an amount reasonably determined by the lender to be sufficient, if the same were to be deducted from the principal balance of the 805 Third Avenue Loan, to cause the debt service coverage ratio to be equal to or greater than 1.30x. Such additional cash deposit or letter of credit, as applicable, will be returned to the borrower upon the debt service coverage ratio being greater than 1.30x for two consecutive calendar quarters.

■	Property Management. The 805 Third Avenue Property is managed by Cohen Brothers Realty Corporation, an affiliate of the borrower sponsor, pursuant to a management agreement. Under the 805 Third Avenue Loan Combination documents, the lender may, or may require the borrower to, terminate the management agreement and replace the property manager if: (i) an event of default under the 805 Third Avenue Loan Combination documents exists, (ii) there exists a default by the property manager under the management agreement beyond all applicable notice and cure periods, (iii) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding, or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the 805 Third Avenue Loan Combination documents, the borrower may terminate the management agreement and replace the property manager with a property manager that, in the reasonable opinion of the lender, is a reputable management organization, provided that, if required by the lender, the borrower has obtained a rating agency confirmation.

■	Current Mezzanine or Secured Subordinate Indebtedness. On November 8, 2019, CREFI funded the 805 Third Avenue Subordinate Note in the amount of $125,000,000. The 805 Third Avenue Subordinate Note will be an asset of the CGCMT 2019-C7 trust but will not be pooled together with the other mortgage loans. The 805 Third Avenue Subordinate Note has an interest rate of 3.80000% per annum and is coterminous with the 805 Third Avenue Senior Notes. The 805 Third Avenue Loan Combination is subject to a co-lender agreement. Based on the 805 Third Avenue Loan Combination of Cut-off Date Balance $275,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: 805 THIRD AVENUE

Financial Information

	805 Third Avenue Senior Notes	805 Third Avenue Loan Combination
Cut-off Date Balance	$150,000,000	$275,000,000
Cut-off Date LTV Ratio	32.6%	59.8%
Maturity Date LTV Ratio	32.6%	59.8%
DSCR Based on Underwritten NCF	2.63x	1.50x
Debt Yield Based on Underwritten NOI	12.2%	6.6%

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 805 Third Avenue Loan Combination documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 805 Third Avenue Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 805 Third Avenue Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $10,000. If TRIPRA is no longer in effect, the borrower is not required to pay terrorism insurance premiums in excess of two times the amount of the then-current insurance premiums with respect to the policies required under the 805 Third Avenue Loan Combination documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LOAN #8: THE WESTIN BOOK CADILLAC

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

The Westin Book Cadillac
1114 Washington Boulevard
Detroit, MI 48226
Detroit
Ann Arbor
CANADA
Clarkston
Auburn Hills
Utica
Waterford
Troy
Milford
Sterling Heights
Bloomfield
Royal Oak
Warren
South Lyon
Farmington Hills
Ferndale
Roseville
Livonia
Dearborn
Canton
Westland
LaSalle
Milan
Detroit River
MICHIGAN AVE
GRAND RIVER AVE
WOODWARD AVE
GRATIOT AVE
Comerica Park
Ford Field
Mgm Grand Casino
Cobo Center
Joe Louis Arena
Greektown Casino
Renaissance Center
MAP © 2020 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Detroit, Michigan	Cut-off Date Balance(2)		$45,000,000
Property Type	Hospitality	Cut-off Date Balance per Room(1)		$169,977.92
Size (Rooms)	453	Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 12/31/2019	77.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2019	77.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1924 / 2008	Mortgage Rate		4.39000%
Appraised Value	$136,000,000	Original Term to Maturity (Months)		120
Appraisal Date	11/25/2019	Original Amortization Term (Months)		360
Borrower Sponsor	John J. Ferchill	Original Interest Only Period (Months)		36
Property Management	Westin Operator LLC	First Payment Date		3/1/2020
		Maturity Date		2/1/2030

Underwritten Revenues	$38,738,364
Underwritten Expenses	$28,954,151	Escrows(3)
Underwritten Net Operating Income (NOI)	$9,784,213		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,234,678	Taxes	$204,768	$68,256
Cut-off Date LTV Ratio(1)	56.6%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	49.4%	Replacement Reserve(4)	$1,814,809	$129,128
DSCR Based on Underwritten NOI / NCF(1)	2.12x / 1.78x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.7% / 10.7%	Other(5)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$77,000,000	86.0%	Loan Payoff	$87,353,558	97.6%
Existing Loan Reserves(5)	12,421,314	13.9	Closing Costs	1,962,802	2.2
Principal’s New Cash Contribution	99,814	0.1	Reserves	204,768	0.2
Total Sources	$89,521,129	100.0%	Total Uses	$89,521,129	100.0%

(1)	Calculated based on the aggregate outstanding balance of The Westin Book Cadillac Loan Combination.

(2)	The Cut-off Date Balance of $45,000,000 represents the controlling note A-1 of the $77,000,000 The Westin Book Cadillac Loan Combination evidenced by two pari passu notes.

(3)	See “—Escrows” below. The Westin Book Cadillac Property will be undertaking a renovation, estimated to cost $13,489,000 ($29,777 per key), which will include renovations to all guest rooms, corridors, ballrooms, and commons areas. The sponsor expects the work to be completed within 3 years. Commencing on the origination date, CREFI will sweep excess cash flow into a PIP reserve account. See “—Escrows” below.

(4)	Marriott will be collecting an ongoing FF&E reserve (4% of revenues annually, initially estimated to be $129,127.88 per month). In addition to this, Marriott is holding an FF&E balance of $1,814,809 (an additional reserve transfer from the prior debt). In connection with the planned renovation, Marriott has also agreed to contribute $1,500,000.

(5)	Represents approximately $12.4 million of existing reserve accounts associated with the prior debt on The Westin Book Cadillac Property.

■	The Mortgage Loan. The mortgage loan (the “The Westin Book Cadillac Loan”) is part of a loan combination (the “The Westin Book Cadillac Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a full service hotel located in Detroit, Michigan (the “The Westin Book Cadillac Property”). The Westin Book Cadillac Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $45,000,000 and represents approximately 3.7% of the Initial Pool Balance. The related companion loan is evidenced by the non-controlling note A-2, which has an outstanding principal balance as of the Cut-off Date of $32,000,000, and is expected to be contributed to a future securitization transaction. The Westin Book Cadillac Loan Combination, which accrues interest at an interest rate of 4.39000% per annum, was originated by Citi Real Estate Funding Inc. (“CREFI”) on January 22, 2020, has an aggregate original principal balance of $77,000,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $77,000,000. The proceeds of The Westin Book Cadillac Loan Combination were primarily used to refinance a prior debt secured by The Westin Book Cadillac Property, pay origination costs and fund upfront reserves. The prior financing of The Westin Book Cadillac Property was not included in a securitization.

Loan Combination Summary

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$45,000,000	$45,000,000	CGCMT 2020-GC46	Yes
A-2	$32,000,000	$32,000,000	CREFI(1)	No
Total	$77,000,000	$77,000,000

(1)	Currently held by CREFI and expected to be contributed to a future securitization transaction.

The Westin Book Cadillac Loan Combination had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Westin Book Cadillac Loan Combination requires monthly payments of interest only for the first 36 months of the loan and will amortize on a 30-year amortization schedule. The scheduled maturity date of The Westin Book Cadillac Loan Combination is the due date in February 2030. Provided that no event of default has occurred and is continuing under The Westin Book Cadillac Loan Combination documents, at any time after the earlier of (i) January 22, 2024 and (ii) the second anniversary of the securitization of the last note of The Westin Book Cadillac Loan Combination, The Westin Book Cadillac Loan Combination may be defeased with certain direct full faith and credit

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

obligations of the United States of America or other obligations which are “government securities” permitted under The Westin Book Cadillac Loan Combination documents. Voluntary prepayment of The Westin Book Cadillac Loan Combination is permitted on or after the due date in November 2029 without payment of any prepayment premium.

■	The Mortgaged Property. The Westin Book Cadillac Property is a 32-story, 453 room, full service hotel located on approximately 0.92 acres in Detroit, Michigan. The Westin Book Cadillac Property, which was originally constructed in 1924, was the tallest hotel in the world at the time it opened in December 1924. The property underwent a redevelopment plan in 2006 and opened as The Westin Book Cadillac in 2008. The Westin Book Cadillac Property features a lobby bar (The Motor Bar), a breakfast dining area, a Starbucks outlet, two leased restaurants (24 Grille and ROAST), 22,792 square feet of ballroom/meeting space, an indoor pool, an indoor whirlpool, a fitness room, a business center, an Executive Club Lounge, a leased spa, and a leased gift shop. The 453 rooms consist of 285 king-sized beds, 133 double-sized beds, and 35 executive suites. Dining options at The Westin Book Cadillac include one lobby bar, The Motor Bar, and two restaurants, 24 Grille and ROAST. 24 Grille is American style casual fine dining, while ROAST is a steakhouse run by celebrity chef Michael Symon. The Westin Book Cadillac Property is subject to a management agreement with Westin Operator LLC that expires in December 31, 2032.

According to a third party report, the Westin Book Cadillac Property had a 77.6% occupancy, $204.17 ADR and $158.43 RevPAR as of the trailing 12-month period ending December 31, 2019, ranking it second in ADR and RevPAR and third in occupancy amongst a competitive set of nine hospitality properties.

The demand segmentation at The Westin Book Cadillac Property consists of 45% commercial, 40% meeting and group, and 15% leisure. The primary competitive set for The Westin Book Cadillac Property consists of three full service hotels ranging in size from 100 to 203 rooms, and contains an aggregate of 439 rooms (excluding The Westin Book Cadillac Property). The secondary competitive set for The Westin Book Cadillac Property consists of full-service hotels that contain an aggregate of 2,817 rooms (excluding The Westin Book Cadillac Property). The following table presents certain information relating to the 2019 demand analysis with respect to The Westin Book Cadillac Property based on market segmentation:

Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure
The Westin Book Cadillac Property	45%	40%	15%
Aloft Detroit at the David Whitney	65%	25%	10%
Detroit Foundation Hotel	65%	25%	10%
DoubleTree by Hilton Guest Suites Detroit Downtown Fort Shelby	50%	35%	15%
Secondary Competitors	53%	27%	20%

(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at The Westin Book Cadillac Property:

Cash Flow Analysis(1)

	2017	2018	TTM 12/31/2019	Underwritten	Underwritten $ per Room
Room Revenue	$26,346,474	$26,821,050	$26,195,188	$26,195,188	$57,826
Food & Beverage Revenue	11,213,922	10,728,349	10,319,864	10,319,864	22,781
Other Revenue	1,903,497	1,890,791	2,223,311	2,223,311	4,908
Total Revenue	$39,463,892	$39,440,190	$38,738,364	$38,738,364	$85,515

Room Expense	$6,053,579	$5,825,018	$5,625,036	$5,625,036	$12,417
Food & Beverage Expense	6,782,286	7,061,364	7,337,367	7,337,367	16,197
Other Expense	2,035,254	1,988,085	1,947,282	1,947,282	4,299
Total Departmental Expense	$14,871,118	$14,874,467	$14,909,685	$14,909,685	$32,913
Total Undistributed Expense	11,630,407	12,091,017	12,035,875	12,035,875	26,569
Fixed Charges	1,849,783	1,843,422	1,944,382	2,008,590	4,434
Total Operating Expenses	$28,351,309	$28,808,906	$28,889,943	$28,954,151	$63,916

Net Operating Income	$11,112,583	$10,631,284	$9,848,421	$9,784,213	$21,599
FF&E	1,578,556	1,577,608	1,549,535	1,549,535	3,421
Net Cash Flow	$9,534,028	$9,053,676	$8,298,886	$8,234,678	$18,178

Occupancy	82.9%	79.1%	77.6%	77.6%
NOI Debt Yield(2)	14.4%	13.8%	12.8%	12.7%
NCF DSCR(2)	2.06x	1.96x	1.80x	1.78x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Calculated based on the aggregate outstanding principal balance of The Westin Book Cadillac Loan Combination.

■	Appraisal. According to the appraisal, The Westin Book Cadillac Property had an “as-is” appraised value of $136,000,000 as of November 25, 2019.

Appraisal Approach	Appraised Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$136,000,000	N/A	6.0%
Discounted Cash Flow Approach	$136,000,000	9.25%	7.5%(1)

(1)	Represents the terminal cap rate.

■	Environmental. According to a Phase I environmental report, dated January 23, 2020, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at The Westin Book Cadillac Property other than fill material, which was previously documented in a Phase II report in 2001.

■	Market Overview and Competition. The Westin Book Cadillac Property is located in downtown Detroit, Michigan and enjoys a favorable location near the area’s primary demand generators. The Westin Book Cadillac Property’s neighborhood is generally defined by I-75 to the north, Chrysler Freeway/I-375 to the east, the Detroit River to the south, and John C. Lodge Freeway/State Route 10 to the west. The Westin Book Cadillac Property is in proximity to Campus Martius Park, the scenic Riverwalk promenade which offers views across the Detroit River to the shores of Canada. In general, this neighborhood is in the revitalization stage of its life cycle, with redevelopment occurring in the commercial office space and residential sectors. Current revitalization efforts are focused on the Capitol Park area, the Detroit Riverfront, the Grand Circus Park area, the lower Woodward corridor, and the Paradise Valley Cultural and Entertainment District.

A large contributor to the investment in Detroit is Bedrock Realty (owned by Dan Gilbert), which owns approximately 80 buildings in the CBD. Most of the tenants in those buildings are companies owned by Dan Gilbert, such as Quicken Loans and Rock Ventures. Multiple developments have been announced recently, including a University of Michigan Innovation Center and mixed-use development, the $900 million Hudson Site redevelopment, and the nearly completed expansion of the One Campus Martius Building.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

The following table presents certain information relating to historical occupancy, ADR and RevPAR at The Westin Book Cadillac Property and its competitive set, as provided in a market research report for The Westin Book Cadillac Property:

Historical Statistics(1)

	The Westin Book Cadillac				Competitive Set				Penetration
	2016	2017	2018	TTM 12/31/2019	2016	2017	2018	TTM 12/31/2019	2016	2017	2018	TTM 12/31/2019
Occupancy	80.7%	82.9%	79.1%	77.6%	55.3%	64.5%	66.3%	64.4%	146.1%	128.5%	119.4%	120.4%
ADR	$175.50	$192.26	$205.00	$204.17	$146.16	$165.54	$174.62	$176.46	120.1%	116.1%	117.4%	115.7%
RevPAR	$141.65	$159.34	$162.21	$158.43	$80.75	$106.77	$115.69	$113.73	175.4%	149.2%	140.2%	139.3%

(1)	Source: A third party report.

The following table presents certain information relating to the primary competition for The Westin Book Cadillac Property:

The Westin Book Cadillac Property Competitive Set(1)

Property	Number of Rooms	Year Opened
The Westin Book Cadillac Property	453	1924
Marriot Detroit @ The Renaissance Center	1,328	1978
Courtyard Detroit Downtown	260	1978
The Atheneum Suite Hotel	173	1992
Holiday Inn Express & Suites Detroit Downtown	241	2000
Hilton Garden Inn Detroit Downtown	198	2004
DoubleTree by Hilton Guest Suites Detroit Downtown Fort Shelby	203	1917
Crowne Plaza Detroit Downtown Riverfront	367	2013
Aloft Detroit at the David Whitney	136	2014
Detroit Foundation Hotel	100	2017

(1)	Source: A third party report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

■	The Borrower. The borrower is Cadillac Funding Associates, LLC, a single-purpose, special purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Westin Book Cadillac Loan Combination. John J. Ferchill is the non-recourse carve-out guarantor under The Westin Book Cadillac Loan Combination documents.

The borrower sponsor is John J. Ferchill, founder of The Ferchill Group. The Ferchill Group was founded in 1978 and is an experienced real estate development and management firm headquartered in Cleveland and active throughout the Midwest. Over the last 25 years, the Ferchill Group has acquired, developed, and redeveloped $1.3 billion in real estate assets.

■	Escrows. At the origination of The Westin Book Cadillac Loan Combination, the borrower deposited approximately $204,768 into a tax reserve account.

On each monthly payment date, the borrower is required to deposit (i) approximately $68,256 into a tax reserve account; provided, however, such tax reserve has been conditionally waived so long as, among other things, the property manager remains obligated to pay such taxes and the lender receives evidence of such payment, (ii) a reserve for insurance in an amount equal to one-twelfth of the amount which would be sufficient to pay the insurance premiums for the renewal of coverage; provided, however, such insurance reserve has been conditionally waived so long as, among other things, if the property manager maintains such insurance policies and the lender receives evidence of payment with respect to such policies (iii) a reserve for FF&E, in an amount equal to the greater of (a) the amount of the deposit (if any) then required by the franchisor or property manager on account of FF&E under the franchise agreement or management agreement, as applicable and (b) an amount equal to one-twelfth of 4.0% of the greater of (1) the total gross revenues for The Westin Book Cadillac Property in the preceding calendar year and (2) the projected total gross revenue for The Westin Book Cadillac Property for the current year according to the most recently submitted annual budget; provided, however, such FF&E reserve has been conditionally waived by the lender so long as, among other things, the property manager continues to collect is collecting ongoing reserve deposits under the management agreement for the costs of FF&E and (iv) an amount equal to one-twelfth of the amount that would be sufficient to pay the assessments to the condominium association during the next ensuing 12-month period; provided, however, such condominium reserve has been conditionally waived so long as, among other things, the property manager remains obligated to pay the assessments on behalf of borrower and the lender receives evidence of such payment.

On each monthly payment date, the borrower is required to deposit all excess cash flow generated by The Westin Book Cadillac Property, provided that, so long as the only West Book Cadillac Trigger Period (as defined below) that exists is the occurrence of the origination date of The Westin Book Cadillac Loan Combination, the lender will disburse the monthly excess cash flow deposit made on such monthly payment date as follows: (i) first, so long as the excess cash flow from The Westin Book Cadillac Property for the trailing 12-month period equals or exceeds $6,700,000, an amount of such monthly excess cash flow deposit, up to $33,333.33 to the asset manager in payment of the asset management fee for such month, and (ii) second, the remainder of such monthly excess cash flow deposit, if any, into the PIP reserve account.

■	Lockbox and Cash Management. The Westin Book Cadillac Loan Combination is structured with a hard lockbox and in-place cash management. The borrower is required to cause the property manager pay all sums owed to Borrower pursuant to the management agreement directly to the lender-controlled lockbox account. Except during the continuance of a West Book Cadillac Trigger Period (as defined below), funds in the lockbox account are to be disbursed to the borrower’s operating account. Upon the occurrence of a Westin Book Cadillac Trigger Period, all sums on deposit in the lockbox account are required to be swept each business day into a cash management account for the payment of, among other things, tax reserves, insurance reserves, debt service and property operating expenses, and for the funding of monthly escrows, with any excess to be held as additional collateral by the lender until the expiration of the applicable Westin Book Cadillac Trigger Period, after which it is returned to the borrower.

A “Westin Book Cadillac Trigger Period” means a period (A) commencing upon any of (i) the occurrence and continuance of an event of default, (ii) the debt yield falling below 8.25%; (iii) at any time a franchise agreement exists thereunder, the occurrence of a franchise agreement trigger period under The Westin Book Cadillac Loan Combination documents; (iv) at any time a franchise agreement exists thereunder, the occurrence of a franchise renewal trigger event under The Westin Book Cadillac Loan Combination documents; (v) at any time a franchise agreement does not exist thereunder, the occurrence of a Westin Book Cadillac Management Agreement Trigger Period; and (vi) the origination date of The Westin Book Cadillac Loan Combination; and (B) expiring upon (a) with regard to any Westin

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

Book Cadillac Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (b) with regard to any Westin Book Cadillac Trigger Period commenced in connection with clause (ii) above, the date that the debt yield is equal to or greater than 8.50% for two consecutive calendar quarters; (c) with regard to any Westin Book Cadillac Trigger Period commenced in connection with clause (iii) above, a franchise agreement trigger period ceasing to exist in accordance with the terms of The Westin Book Cadillac Loan Combination documents, (d) with regard to any Westin Book Cadillac Trigger Period commenced in connection with clause (iv) above, the occurrence of a franchise renewal event under The Westin Book Cadillac Loan Combination documents, (e) with regard to any Westin Book Cadillac Trigger Period commenced in connection with clause (v) above, a Westin Book Cadillac Management Agreement Trigger Period ceasing to exist in accordance with the terms of The Westin Book Cadillac Loan Combination documents, and (f) with regard to any Westin Book Cadillac Trigger Period commenced in connection with clause (vi) above, either (1) satisfaction of the Westin Book Cadillac Trigger Period PIP Cure Conditions (as defined below) or (2) the lender’s receipt of evidence reasonably acceptable to the lender that all PIP work required pursuant to the scheduled PIP has been completed and accepted by the manager (such evidence to include, without limitation, a written statement to such effect from the manager).

A “Westin Book Cadillac Trigger Period PIP Cure Conditions” means, as of the date of determination, the sum total of the following equals or exceeds the Westin Book Cadillac Trigger Period PIP Cure Deposit Amount: (i) the aggregate amount on deposit in the PIP reserve account, (ii) the aggregate amount then on deposit in the account required pursuant to the management agreement and available, pursuant to the terms of the management agreement, to pay the costs of the scheduled PIP, and (iii) the aggregate amount of new key money under the management agreement that has been disbursed by manager to borrower after the origination date of The Westin Book Cadillac Loan Combination, all as demonstrated to the lender’s reasonable satisfaction.

A “Westin Book Cadillac Trigger Period PIP Cure Deposit Amount” means, as of any date of determination, an amount equal to the lesser of (i) $14,800,000.00 or (ii) 110% of the total budgeted amount of all work then remaining to be completed under the scheduled PIP, as reasonably determined by the lender.

A “Westin Book Cadillac Management Agreement Trigger Period” means a period (A) commencing upon any of (i) the borrower being in default under the management agreement, (ii) any bankruptcy or similar insolvency of manager, (iii) any delivery of notice of (x) termination or cancellation of the management agreement or (y) the manager’s election not to renew the management agreement, (iv) any termination or cancellation of the management agreement, or (v) unless the Westin Book Cadillac Management Renewal Trigger Cure Conditions are then satisfied, the date that is one year prior to the expiration of the management agreement; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender of (1) with regard to any Westin Book Cadillac Management Agreement Trigger Period, satisfaction of the Westin Book Cadillac Management Replacement Trigger Cure Conditions, (2) with regard to any Westin Book Cadillac Management Agreement Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of all such defaults, (3) with regard to any Westin Book Cadillac Management Agreement Trigger Period commenced in connection with clause (ii) above, the manager having assumed and/or affirmed the management agreement pursuant to a final, non-appealable order of a court of competent jurisdiction or (4) with regard to any Westin Book Cadillac Management Agreement Trigger Period commenced in connection with clauses (iii) or (v) above, the borrower’s satisfaction of the Westin Book Cadillac Management Renewal Trigger Cure Conditions.

The “Westin Book Cadillac Management Renewal Trigger Cure Conditions” mean (i) the borrower delivering to the lender, pursuant to the terms and conditions of The Westin Book Cadillac Loan Combination documents, (A) fully-executed renewal or extension documentation renewing or extending the term of the management agreement for a period acceptable to the lender and (B) written evidence of the rescission of any notice of termination or cancellation of the management agreement previously delivered by the manager, all of the foregoing in form and substance satisfactory to the lender, and (ii) the borrower depositing the applicable PIP deposit into the PIP reserve in connection with such renewal or extension of the management agreement pursuant to the terms and conditions of The Westin Book Cadillac Loan Combination documents.

■	Property Management. The Westin Book Cadillac Property is managed by Westin Operator LLC.

■	Condominium Structure. The Westin Book Cadillac Property is subject to a condominium regime. The borrower’s percentage interest in the common elements is 82.5%, and the condominium is controlled by the borrower.

■	Current Mezzanine or Subordinate Indebtedness. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: THE WESTIN BOOK CADILLAC

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of The Westin Book Cadillac Property, plus business interruption coverage in an amount equal to 100% of the projected gross income less non-continuing expenses from The Westin Book Cadillac Property for 18 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

DSW
DESIGNER SHOE WAREHOUSE
AT&T
Payless Shoes

NORDSTROM rack

LOFT

TALBOTS
DSW

CINEMA DE LUX

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

MAP © 2019 CARTIFACT
DATA © OSM CONTRIBUTORS
The Shoppes at Blackstone Valley
70 Worcester Providence Turnpike
Millbury, MA 01527
Worcester
Millbury
Auburn
Becker College
Worcester State University
Saint Vincent Hospital at Worcester Medical Center
Fairlawn Hospital
Clark University
Mill Street Plaza
Arena Plaza
College Square
Webster Square Plaza
College of the Holy Cross
James Street Plaza
Hope Cemetery
Saint Johns Cemetery
White City Plaza
South Plaza
Southwest Commons
Harvey Ball Conservation Area
Quinsigamond Marsh
The Fair Shopping Plaza
Clearview Country Club
Martha Deering Wildlife Management Area
Cotton Rd Conservation Area
Swanson Rd Shopping
Auburn Mall
Auburn Recreation Complex
Auburn Plaza
Merrill Pond Wildlife Management Area
CHANDLER ST
SOUTHBRIDGE ST
PROVIDENCE ST
GREENWOOD ST
GRAFTON ST
GRAFTON RD
HARTFORD TURNPIKE
WATERVILLE ST
LAKE ST
MEMORIAL DR
MAIN ST
HOWE AVE
SINGLETARY AVE
WEST SUTTON RD
CENTRAL TURNPIKE
OXFORD ST N
290
90
20
122A
146
NEW HAMPSHIRE
MASSACHUSETTS
CONNECTICUT
RHODE ISLAND
Dublin
Nashua
Leominster
Woburn
Acton
Boston
Gloucester
Salem
Lynn
Framingham
Quincy
Worcester
Millbury
Southbridge
Brockton
Plymouth
Providence
Fall River
Sandwich

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Millbury, Massachusetts	Cut-off Date Balance(3)	$40,000,000
Property Type	Retail	Cut-off Date Balance per SF(2)	$208.37
Size (SF)	787,071	Percentage of Initial Pool Balance	3.3%
Total Occupancy as of 10/31/2019	96.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2019	96.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	2003-2004 / NAP	Mortgage Rate	3.84430%
Appraised Value	$238,700,000	Original Term to Maturity (Months)	120
Appraisal Date	8/14/2019	Original Amortization Term (Months)	360
Borrower Sponsors	Various(1)	Original Interest Only Period (Months)	24
Property Management	WS Asset Management, Inc.	First Payment Date	12/1/2019
Maturity Date	11/6/2029

Underwritten Revenues	$19,047,577
Underwritten Expenses	$4,228,958	Escrows(4)
Underwritten Net Operating Income (NOI)	$14,818,619	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$14,082,919	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	68.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	57.6%	Replacement Reserve	$0	$13,118
DSCR Based on Underwritten NOI / NCF(2)	1.61x / 1.53x	TI/LC	$0	$114,781
Debt Yield Based on Underwritten NOI / NCF(2)	9.0% / 8.6%	Other(5)	$806,129	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$164,000,000	88.4%	Loan Payoff	$183,641,400	99.0%
Principal’s New Cash Contribution	21,501,666	11.6	Closing Costs	1,054,137	0.6
Reserves	806,129	0.4
Total Sources	$185,501,666	100.0%	Total Uses	$185,501,666	100.0%

(1)	The borrower sponsors are Stephen R. Weiner, Adam J. Weiner, Jeremy M. Sclar, Thomas J. DeSimone, Richard A. Marks, Raanan Katz, David Katz, Samantha Perry David, Eric Smookler and Daniel Preysman

(2)	Calculated based on the aggregate outstanding principal balance of The Shoppes at Blackstone Valley Loan Combination. See “—The Mortgage Loan” below.

(3)	The Cut-off Date Balance of $40,000,000 represents The Shoppes at Blackstone Valley Loan, which is part of The Shoppes at Blackstone Valley Loan Combination.

(4)	See “—Escrows” below

(5)	Other Upfront reserve represents an Unfunded Obligations Reserve of $806,129.

■	The Mortgage Loan. The Shoppes at Blackstone Valley mortgage loan (“The Shoppes at Blackstone Valley Loan”) is part of a loan combination (“The Shoppes at Blackstone Valley Loan Combination”) consisting of nine pari passu promissory notes with an aggregate original principal balance of $164,000,000 and secured by a first mortgage encumbering the borrower’s fee simple interest in an anchored retail property located in Millbury, Massachusetts (“The Shoppes at Blackstone Valley Property”). The Shoppes at Blackstone Valley Loan, which will be included in the CGCMT 2020-GC46 transaction, is evidenced by non-controlling notes A-4 and A-5, has an outstanding principal balance as of the Cut-off Date of $40.0 million and represents approximately 3.3% of the Initial Pool Balance.

The Shoppes at Blackstone Valley Loan Combination was originated by Goldman Sachs Bank USA (“GSBI”) on November 1, 2019. The Shoppes at Blackstone Valley Loan Combination has an interest rate of 3.84430% per annum. The borrower utilized the proceeds of The Shoppes at Blackstone Valley Loan Combination to refinance existing debt on The Shoppes at Blackstone Valley Property, pay origination costs and fund upfront reserves.

The Shoppes at Blackstone Valley Loan Combination had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Shoppes at Blackstone Valley Loan Combination requires interest-only payments during the first 24 months of its term, followed by payments of principal and interest sufficient to amortize The Shoppes at Blackstone Valley Loan Combination over a 30-year amortization term. The scheduled maturity date of The Shoppes at Blackstone Valley Loan Combination is November 6, 2029. Voluntary prepayment of The Shoppes at Blackstone Valley Loan Combination is prohibited prior to May 6, 2029. In addition, provided that no event of default under The Shoppes at Blackstone Valley Loan Combination is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the earlier to occur of (i) November 6, 2022 and (ii) the second anniversary of the closing date of the securitization into which the last portion of The Shoppes at Blackstone Valley Loan Combination is deposited.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

The table below summarizes the promissory notes that comprise The Shoppes at Blackstone Valley Loan Combination. The relationship between the holders of The Shoppes at Blackstone Valley Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Outside-Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$55,000,000	$55,000,000	COMM 2019-GC44	Yes
A-2, A-3, A-6	50,000,000	50,000,000	GSMS 2020-GC45	No
A-4, A-5,	40,000,000	40,000,000	CGCMT 2020-GC46	No
A-7, A-8, A-9	19,000,000	19,000,000	GSBI(1)	No
Total	$164,000,000	$164,000,000

(1)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The Shoppes at Blackstone Valley Property is a 787,071 SF anchored retail shopping center situated on an approximately 87.74 acre site in Millbury, Massachusetts. The improvements were constructed between 2003 and 2004 and contain a mixture of anchor, junior anchor, in-line and restaurant components. The Shoppes at Blackstone Valley Property is anchored by Target, Kohl’s, Cinema de Lux, Dick’s Sporting Goods, Marshalls, Best Buy, Nordstrom Rack and Raymour & Flanigan. Target, Cinema de Lux and Dick’s Sporting Goods are ground leased to the tenants. Junior anchors include Barnes & Noble and Michaels. The Shoppes at Blackstone Valley Property features three one- and three-story buildings, a restaurant and a three-story movie theatre. The Shoppes at Blackstone Valley Property is served by no less than 3,927 surface parking spaces which is approximately 5.0 spaces per 1,000 SF of net rentable area. As of October 31, 2019, The Shoppes at Blackstone Valley Property was 96.3% occupied by 53 tenants. The Shoppes at Blackstone Valley Property is located along Route 146 and is approximately 2.5 miles from Interstate 90.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Shoppes at Blackstone Valley Property:

Ten Largest Owned Tenants Based on GLA(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF/ Screen(3)	Occupancy Cost(4)	Lease Expiration	Renewal / Extension Options
Target	A-/A2/A	127,000	16.1%	$400,000	2.7%	$3.15	NAV	NAV	1/31/2029	7, 5-year options
Kohl’s(5)	BBB/Baa2/BBB	87,141	11.1	1,181,871	8.0	13.56	$225	7.2%	2/3/2024	6, 5-year options
Cinema de Lux	NR/NR/NR	72,000	9.1	1,897,500	12.9	26.35	$776,778	23.8%	6/30/2024	4, 5-year options
Dick’s Sporting Goods(5)	NR/NR/NR	54,159	6.9	502,550	3.4	9.28	$173	7.7%	1/31/2024	6, 5-year options
Marshalls(5)	NR/A2/A+	42,000	5.3	703,500	4.8	16.75	$462	5.1%	5/31/2024	None
Best Buy	NR/Baa1/BBB	32,906	4.2	477,137	3.2	14.50	NAV	NAV	1/31/2021	4, 5-year options
Nordstrom Rack	BBB+/Baa2/BBB	32,778	4.2	622,782	4.2	19.00	NAV	NAV	9/30/2023	4, 5-year options
Raymour & Flanigan	NR/NR/NR	30,606	3.9	277,749	1.9	9.08	NAV	NAV	1/31/2024	5, 5-year options
Barnes & Noble(5)(6)	NR/NR/NR	24,320	3.1	435,328	3.0	17.90	$209	11.0%	1/31/2020	1, 5-year option
Michaels(5)	NR/NR/BB-	21,299	2.7	383,382	2.6	18.00	$214	10.1%	2/29/2028	2, 5-year options
Ten Largest Owned Tenants		524,209	66.6%	$6,881,799	46.6%	$13.13
Remaining Occupied		233,791	29.7	7,874,524	53.4	33.68
Vacant Spaces		29,071	3.7	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		787,071	100.0%	$14,756,324	100.0%	$19.47

(1)	Based on the underwritten rent roll dated as of October 31, 2019 and includes contractual rent steps through December 31, 2020 totaling $125,686.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Tenant Sales $ per SF / Screen are as of August 31, 2019 except as indicated in footnote (5). Cinema de Lux Tenant Sales $ per SF is based on 14 screens.

(4)	Occupancy Cost is calculated using the tenant reported sales as of August 31, 2019 (except as indicated in footnote (5)) and the total rent.

(5)	Kohl’s, Dick’s Sporting Goods and Marshalls reported sales are as of January 31, 2019. Barnes & Noble’s reported sales are as of April 30, 2019. Michaels reported sales are as of December 31, 2018.

(6)	Barnes & Noble is currently negotiating a 5-year renewal and will pay rent MTM after January 31, 2020 until finalized.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

The following table presents certain information relating to the lease rollover schedule at The Shoppes at Blackstone Valley Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	49,890	6.3%	6.3%	$1,203,528	8.2%	$24.12	6
2020	8,222	1.0	7.4%	339,464	2.3	41.29	2
2021	66,493	8.4	15.8%	1,591,228	10.8	23.93	6
2022	9,310	1.2	17.0%	333,054	2.3	35.77	2
2023	61,465	7.8	24.8%	1,564,386	10.6	25.45	6
2024	344,181	43.7	68.6%	6,571,251	44.5	19.09	15
2025	24,856	3.2	71.7%	779,765	5.3	31.37	4
2026	4,216	0.5	72.2%	253,382	1.7	60.10	1
2027	6,051	0.8	73.0%	181,530	1.2	30.00	1
2028	23,385	3.0	76.0%	477,252	3.2	20.41	2
2029	140,379	17.8	93.8%	887,941	6.0	6.33	4
2030	8,505	1.1	94.9%	241,635	1.6	28.41	2
2031 & Thereafter	11,047	1.4	96.3%	331,908	2.3	30.05	2
Vacant	29,071	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	787,071	100.0%		$14,756,324	100.0%	$19.47	53

(1)	Based on the underwritten rent roll dated as of October 31, 2019 and includes contractual rent steps through December 31, 2020 totaling $125,686.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical occupancy at The Shoppes at Blackstone Valley Property:

Historical Leased %(1)

2016	2017	2018	As of 10/31/2019
99.1%	98.7%	97.4%	96.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Shoppes at Blackstone Valley Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 8/31/2019	Underwritten(2)	Underwritten $ per SF(2)
Base Rent	$14,284,389	$14,512,759	$14,333,987	$14,318,367	$14,756,324	$18.75
Gross Up Vacancy	0	0	0	0	1,006,511	1.28
Reimbursements	3,402,730	3,777,832	3,823,831	3,545,438	3,551,135	4.51
Other Income	895,658	859,547	778,979	715,193	740,118	0.94
Vacancy & Credit Loss	0	0	0	0	(1,006,511)	(1.28)
Effective Gross Income	$18,582,777	$19,150,138	$18,936,797	$18,578,998	$19,047,577	$24.20

Total Operating Expenses	$4,538,133	$4,783,415	$4,833,324	$4,518,587	$4,228,958	$5.37

Net Operating Income	$14,044,644	$14,366,723	$14,103,473	$14,060,411	$14,818,619	$18.83
TI/LC	0	0	0	0	666,997	0.85
Capital Expenditures	0	0	0	0	68,703	0.09
Net Cash Flow	$14,044,644	$14,366,723	$14,103,473	$14,060,411	$14,082,919	$17.89

Occupancy(3)	99.1%	98.7%	97.4%	96.3%	96.3%
NOI Debt Yield(4)	8.6%	8.8%	8.6%	8.6%	9.0%
NCF DSCR(5)	1.52x	1.56x	1.53x	1.53x	1.53x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Underwritten Base Rent includes contractual rent steps through December 31, 2020 totaling $125,686.

(3)	Occupancy reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(4)	NOI Debt Yield is calculated based on the aggregate outstanding principal balance as of the Cut-off Date of The Shoppes at Blackstone Valley Loan Combination.

(5)	NCF DSCR is based on the debt service payments of The Shoppes at Blackstone Valley Loan Combination.

■	Appraisal. According to the appraisal, The Shoppes at Blackstone Valley Property had an “as-is” appraised value of $238,700,000 as of August 14, 2019.

Appraisal Approach	As-Is Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$243,300,000	NAP	6.00%
Income Capitalization Approach(1)	$238,700,000	7.25%	6.50%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. The Phase I environmental report dated October 4, 2019 identified a recognized environmental condition due to the detection, beginning in approximately 2004, of perchlorate in on-site monitoring wells and stormwater drainage features, as well as in the public supply wells across the Blackstone River east of The Shoppes at Blackstone Valley Property. It is suspected that the perchlorate originated from explosives used to blast bedrock during the development of The Shoppes at Blackstone Valley Property. The release was reported to the Massachusetts Department of Environmental Protection, and the portion of the release within the boundaries of The Shoppes at Blackstone Valley Property achieved regulatory closure in September 2012. The remaining portion of the release, which is off-site, is in Remedy Operation Status, which relates to continued monitoring of the off-site portion of the release. One off-site well continues to exceed the regulatory standard. The environmental consultant recommended continued monitoring and reporting of the off-site release.

■

Market Overview and Competition. The Shoppes at Blackstone Valley Property is located along Route 146 and Route 122A in the Outlying Worcester County submarket of Massachusetts. Route 146 provides access to Interstate 90, an east-west interstate highway connecting Boston, Massachusetts and Seattle, Washington, and is approximately 2.5 miles from The Shoppes at Blackstone Valley Property. Interstates 290 and 395, which are auxiliary highways in Metro Worcester, are located approximately six miles from The Shoppes at Blackstone Valley Property. Worcester’s colleges and universities (i.e. Holy Cross, Worcester State University, Assumption College, UMass Medical School, Clark University and Worcester Polytechnic Institute), the City of Worcester and suburban Worcester communities (i.e. the Towns of Grafton, Millbury, Auburn, Sutton and Shrewsbury, among others), UMass Memorial Healthcare (12,906 employees), UMass Medical School (4,445 employees), Reliant Medical

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

Group (2,500 employees), Saint Vincent Hospital (2,350 employees) and MAPFRE U.S.A. Corp. (2,103 employees) are nearby demand drivers. The nearest anchored retail center, RK Worcester Fair, is located approximately two miles north of The Shoppes at Blackstone Village Property in Worcester. RK Worcester Fair is a grocery-anchored community center co-anchored by Burlington Coat Factory and contains approximately 200,000 SF of rentable area.

According to a market research report, The Shoppes at Blackstone Valley Property is located in the Outlying Worcester submarket. As of the second quarter of 2019, the Outlying Worcester submarket had an inventory of approximately 17.0 million SF with a vacancy rate of 3.6%. The asking rental rate in the submarket is $10.87 PSF, a drop from $11.93 PSF as of the previous quarter. Current construction projects in the submarket include (i) the 10,000-seat minor league baseball stadium for the Worcester Red Sox, a Triple-A minor league baseball team expected to move from Pawtucket to Worcester in 2021 and (ii) development plans for an approximately $90 million mixed-use facility surrounding the stadium.

The following table presents certain information relating to the primary competition for The Shoppes at Blackstone Valley Property:

Competitive Set(1)

	The Shoppes at Blackstone Valley	Northborough Crossing	Highland Commons	White City Shopping Center	Auburn Mall	Greendale Mall
Distance from Subject	NAP	10.5 miles	22.8 miles	7.8 miles	3.9 miles	8.0 miles
Property Type	Anchored	Power Center	Power Center	Community Center	Enclosed Regional Mall	Enclosed Regional Mall
Year Built	2003-2004	2011-2012	2009-2016	1962-2012	1971	1987
Total GLA	787,071(2)	645,785	653,635	257,775	583,739	431,266
Total Occupancy	96.3%(2)	98%	96%	88%	98%	82%
Anchors & Jr. Anchors	Target, Kohl’s, Cinema de Lux, Dick’s Sporting Goods	Wegmans, BJs, Dick’s Sporting Goods, Kohl’s	Market Basket, Cabela’s, Lowe’s, BJs	Shaw’s	Macy’s, Sears	TJ Maxx & Homegoods, Best Buy

(1)	Source: Appraisal.

(2)	Based on the October 31, 2019 rent roll.

■	The Borrower. The borrower is Route 146 Millbury Property LLC, a Delaware limited liability company and single purpose entity with two independent managers. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Shoppes at Blackstone Valley Loan Combination. The non-recourse carveout guarantors are SDM Holdings LLC, WV Holdings LLC, and Raanan Katz. The borrower sponsors at origination are Stephen R. Weiner, Adam J. Weiner, Jeremy M. Sclar, Thomas J. DeSimone, Richard A. Marks, Raanan Katz and David Katz. The borrower may add Samantha Perry David, Eric Smookler and/or Daniel Preysman as additional borrower sponsors, subject to certain conditions under The Shoppes at Blackstone Valley Loan Combination documents, including satisfaction of the lender’s “know your customer” requirements.

The borrower sponsors are the main principals/investors of WS Development and RK Centers. WS Development develops, owns, operates and leases an extensive portfolio of more than 98 properties, including lifestyle centers, power centers, community centers, and mixed-use developments. With more than 20 million SF under management, WS Development is one of the largest privately-owned retail development firms in the country consistently ranked among the International Council of Shopping Centers’ (ICSC) Top 50 shopping center owners. Founded by Raanan Katz, RK Centers is a privately held, family-owned real estate development company that owns approximately 9 million square feet of commercial real estate. For over 30 years, RK Centers has acquired, developed, and operated “open air” regional and community shopping centers in New England and South Florida.

■	Escrows. On the origination date, the borrower funded a reserve of approximately $806,129 for unfunded obligations related to outstanding tenant allowances and leasing commissions.

On each due date, the borrower is required to fund (i) a TI/LC reserve in an amount equal to $114,781, capped at $6,000,000 (or if, on or after January 1, 2024, The Shoppes at Blackstone Valley Property achieves a debt yield in excess of 9.0%, the TI/LC reserve will be capped at $4,500,000), (ii) a replacement reserve in an amount equal to $13,118 and (iii) during a Shoppes Cash Sweep Period, (a) a tax reserve in an amount equal to 1/12 of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period and (b) an insurance reserve in an amount equal to 1/12 of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period; provided that the borrower will not be required to reserve

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

such amounts in respect of insurance premiums so long as no event of default under the related loan documents has occurred and is continuing, and the borrower maintains a blanket policy of insurance meeting the requirements of The Shoppes at Blackstone Valley Loan Combination documents.

■	Lockbox and Cash Management. The Shoppes at Blackstone Valley Loan Combination documents require a hard lockbox and springing cash management. The execution of the cash management agreement is a post-closing requirement under the Shoppes at Blackstone Valley Loan Combination documents. The borrower was required to deliver tenant direction letters to each existing tenant at The Shoppes at Blackstone Valley Property, within five business days of origination, directing each tenant to remit its payments directly to the lender-controlled lockbox account or post office box. The borrower is also required to deliver a tenant direction letter to each future tenant. So long as no Shoppes Cash Sweep Period then exists, all funds deposited into the lockbox account are required to be transferred on each business day to the borrower’s operating account. Upon the occurrence and during the continuance of a Shoppes Cash Sweep Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed to pay debt service, applicable reserves, mezzanine debt service (if any) and budgeted operating expenses and all excess cash remaining in the cash management account after the application of such funds are required to be held by the lender in an excess cash flow reserve account as additional collateral for The Shoppes at Blackstone Valley Loan Combination. Upon the occurrence and during the continuance of an event of default under The Shoppes at Blackstone Valley Loan Combination documents, the lender may apply funds to the debt in such priority as it may determine.

A “Shoppes Cash Sweep Period” means each period that commences when (a) the debt yield as of the last day of any fiscal quarter is less than 7.75% and concludes when the debt yield as of the last day of any subsequent fiscal quarter is at least 7.75%; (b) the borrower fails to deliver required monthly, quarterly or annual financial reports and concludes when such reports are delivered and indicate that no other Shoppes Cash Sweep Period is ongoing; and/or (c) if the Shoppes Permitted Mezzanine Loan is in place, there is an event of default under any of the loan documents for the Shoppes Permitted Mezzanine Loan and concludes when the holder of the Shoppes Permitted Mezzanine Loan has waived the applicable event of default.

■	Property Management. The Shoppes at Blackstone Valley Property is currently managed by WS Asset Management, Inc., a Massachusetts corporation and an affiliate of the borrower. Under the related loan documents, The Shoppes at Blackstone Valley Property is required to remain managed by (a) WS Asset Management, Inc., (b) any person that together with its affiliates, is a reputable, nationally or regionally recognized property manager that has been engaged in the management (including the day-to-day management) of first-class retail properties during each of the ten years prior to the time of its engagement as the property manager of The Shoppes at Blackstone Valley Property and which at the time of such engagement, together with its affiliates, operates and manages (including on a day-to-day basis) retail and/or mixed-use properties with at least 3,000,000 SF of gross leasable area (excluding The Shoppes at Blackstone Valley Property) (any such person, a “Qualified Manager”), (c) any property management company that is an affiliate of one or more of the borrower sponsors or any Qualified Manager or (d) or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower, subject to the lender’s reasonable approval (or, in the event of an event of default under The Shoppes at Blackstone Valley Loan Combination or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under The Shoppes at Blackstone Valley Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a bankruptcy petition, (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of creditors or (vi) if the property manager is adjudicated insolvent.

■

Permitted Future Mezzanine or Secured Subordinate Indebtedness. The owner of the direct or indirect equity interests of the borrower is permitted to incur mezzanine debt (the “Shoppes Permitted Mezzanine Loan”) secured by a pledge of direct or indirect equity interests in the borrower, provided that certain conditions set forth in the loan documents are satisfied, including, without limitation: (i) the principal amount of the Shoppes Permitted Mezzanine Loan may not exceed $40,000,000; (ii) after giving effect to the Shoppes Permitted Mezzanine Loan, (a) the loan-to-value ratio on The Shoppes at Blackstone Valley Loan Combination and the Shoppes Permitted Mezzanine Loan

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: THE SHOPPES AT BLACKSTONE VALLEY

(collectively, the “Total Debt”) is no greater than 70%, (b) the debt service coverage ratio on the Total Debt is at least 1.25x, and (c) the debt yield on the Total Debt is at least 9.1%; (iii) the holder of the Shoppes Permitted Mezzanine Loan enters into a subordination and intercreditor agreement with the lender in form and substance reasonably acceptable to the lender; and (iv) a rating agency confirmation is delivered in connection with the consummation of the Shoppes Permitted Mezzanine Loan.

■	Release of Collateral. Not permitted.

■	Ground Leases Provided that no event of default is continuing, the borrower is permitted to enter into up to two long-term ground leases with a third party (which may be an affiliate of the borrower) with respect to certain parcels of The Shoppes at Blackstone Valley Property (three of which are currently occupied by major tenants and one of which is currently parking space that could be developed in the future). In connection with any such ground lease, the borrower is required to provide a REMIC opinion and obtain rating agency confirmation.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of The Shoppes at Blackstone Valley Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under The Shoppes at Blackstone Valley Loan Combination documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

MAP © 2020 CARTIFACT
DATA © OSM CONTRIBUTORS
East River
WILLIAMSBURG
SOUTH WILLIAMSBURG
BROADWAY TRIANGLE
EAST WILLIAMSBURG
BROOKLYN NAVY YARD
BUSHWICK
NYC Health + Hospitals/Woodhull
New York
Newark
278
1
2
3
4
5

Brooklyn Multifamily Portfolio

	PROPERTY NAME	ADDRESS	CITY, STATE	ZIP CODE
1	235 S 4th Street	235 South 4th Street	Brooklyn, New York	11211
2	77 Berry Street	77 Berry Street	Brooklyn, New York	11249
3	854 Metropolitan Avenue	854 Metropolitan Avenue	Brooklyn, New York	11211
4	852 Metropolitan Avenue	852 Metropolitan Avenue	Brooklyn, New York	11211
5	832 Lexington Avenue	832 Lexington Avenue	Brooklyn, New York	11211

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	5		Loan Seller		CREFI
Location (City/State)	Brooklyn, New York		Cut-off Date Balance		$38,000,000
Property Type	Multifamily		Cut-off Date Balance per Unit		$487,179.49
Size (Units)	78		Percentage of Initial Pool Balance		3.1%
Total Occupancy(1)	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy(1)	100.0%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various		Mortgage Rate		3.88000%
Appraised Value	$56,900,000		Original Term to Maturity (Months)		120
Appraisal Date(2)	Various		Original Amortization Term (Months)		NAP
Borrower Sponsors	Shaindy Schwartz and Joel Schwartz		Original Interest Only Period (Months)		120
Property Management	Bedford Enterprises LLC		First Payment Date		3/6/2020
			Maturity Date		2/6/2030

Underwritten Revenues	$3,158,068
Underwritten Expenses	$429,505		Escrows
Underwritten Net Operating Income (NOI)	$2,728,563			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,709,063		Taxes	$22,762	$7,587
Cut-off Date LTV Ratio	66.8%		Insurance	$46,156	$3,846
Maturity Date LTV Ratio	66.8%		Replacement Reserve	$0	$1,300
DSCR Based on Underwritten NOI / NCF	1.83x / 1.81x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.2% / 7.1%		Other(3)	$164,650	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$38,000,000	100.0%	Loan Payoff	$35,397,238	93.2%
			Principal Equity Distribution	1,594,033	4.2
			Closing Costs	775,161	2.0
			Reserves	233,568	0.6

Total Sources	$38,000,000	100.0%	Total Uses	$38,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy are based on occupied units as of the underwritten rent rolls dated as of November 1, 2019 for the 235 S 4th Street Property, 77 Berry Street Property, 854 Metropolitan Avenue Property and 852 Metropolitan Avenue Property, and December 1, 2019 for the 832 Lexington Avenue Property.

(2)	Appraisal date as December 5, 2019 for the 235 S 4th Street Property, 77 Berry Street Property, 854 Metropolitan Avenue Property and 852 Metropolitan Avenue Property, and November 19, 2019 for the 832 Lexington Avenue Property.

(3)	Upfront Other reserves consists of $164,650 of environmental reserves.

■	The Mortgage Loan. The mortgage loan (the “Brooklyn Multifamily Portfolio Loan”) is secured by a first mortgage encumbering the borrowers’ fee simple interest in a 78-unit multifamily portfolio comprised of five properties located in Brooklyn, New York at: 832 Lexington Avenue (the “832 Lexington Avenue Property”), 77 Berry Street (the “77 Berry Street Property”), 854 Metropolitan Avenue (the “854 Metropolitan Avenue Property”), 852 Metropolitan Avenue (the “852 Metropolitan Avenue Property”) and 235 South 4th Street (the “235 S 4th Street Property”), collectively the “Brooklyn Multifamily Portfolio Properties”). The Brooklyn Multifamily Portfolio Loan had an original principal balance and has an outstanding principal balance as of the Cut-off Date of $38,000,000 and represents approximately 3.1% of the Initial Pool Balance. The Brooklyn Multifamily Portfolio Loan accrues interest at a fixed rate of 3.88000% per annum. The proceeds of the Brooklyn Multifamily Portfolio Loan were primarily used to refinance prior debt secured by the Brooklyn Multifamily Portfolio Properties, pay closing costs, return equity to the borrower sponsor and fund upfront reserves. The Brooklyn Multifamily Portfolio Loan was originated on January 22, 2020 by Citi Real Estate Funding Inc. (“CREFI”).

The Brooklyn Multifamily Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Brooklyn Multifamily Portfolio Loan requires interest-only payments for the full term and has a scheduled maturity date that is the due date in February 2030. Provided that no event of default has occurred and is continuing under the Brooklyn Multifamily Portfolio Loan documents, at any time after the second anniversary of the securitization closing date, the Brooklyn Multifamily Portfolio Loan may be defeased with certain direct full faith and credit obligations of the United States or other obligations which are "government securities" permitted under Brooklyn Multifamily Portfolio Loan documents. Voluntary prepayment of the Brooklyn Multifamily Portfolio Loan is permitted (in whole, but not in part) without prepayment premium or penalty on or after the monthly payment due date occurring in December 2029.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

■	The Mortgaged Properties. The following table presents certain information relating to the individual Brooklyn Multifamily Portfolio Properties:

Portfolio Summary

Property Name	Year Built / Renovated(2)	Units	Property Occupancy(1)	Allocated Cut-off Date Balance	% Allocated Loan Cut-off Date Balance	Appraised Value(2)	% Appraised Value	UW NCF
832 Lexington Avenue	2018/NAP	46	100.0%	$18,700,000	49.2%	$27,200,000	47.8%	$1,369,631
77 Berry Street	1910/2014	8	100.0	5,650,000	14.9	8,600,000	15.1	393,930
854 Metropolitan Avenue	1910/2015	8	100.0	4,650,000	12.2	7,200,000	12.7	323,983
852 Metropolitan Avenue	1910/2015	8	100.0	4,600,000	12.1	7,100,000	12.5	319,949
235 S 4th Street	1910/2017	8	100.0	4,400,000	11.6	6,800,000	12.0	301,571
Total / Wtd. Avg.		78	100.0%	$38,000,000	100.0%	$56,900,000	100.0%	$2,709,063

(1)	Represents property occupancy based on occupied units as of the underwritten rent rolls dated as of November 1, 2019 for the 235 S 4th Street Property, 77 Berry Street Property, 854 Metropolitan Avenue Property and 852 Metropolitan Avenue Property, and December 1, 2019 for the 832 Lexington Avenue Property.

(2)	Source: Appraisal.

The following table presents certain information relating to the unit mix at the Brooklyn Multifamily Portfolio Properties:

Multifamily Unit Mix(1)

Property Name	Unit Type	# of Units	% of Units	Occupied Units(1)	% Occupied	Average Unit Size (SF)(1)	Average Market Rent per Month(2)(3)	In-Place Average Rent per Month(1)(3)
235 S 4th Street	1 BR	1	12.5%	1	100.0%	500	$3,500	$3,350
	2 BR	4	50.0	4	100.0	600	4,000	3,638
	3 BR	3	37.5	3	100.0	800	4,500	4,475
	Total/Wtd. Avg.	8	100.0%	8	100.0%	663	$4,125	$3,916
77 Berry Street	2 BR	5	62.5%	5	100.0	600	$4,250	$4,130
	3 BR	2	25.0	2	100.0	800	5,200	5,075
	4 BR	1	12.5	1	100.0	1,000	7,150	7,150
	Total/Wtd. Avg.	8	100.0%	8	100.0%	700	$4,850	$4,744
854 Metropolitan Avenue	2 BR	5	62.5%	5	100.0	600	$3,750	$3,570
	3 BR	2	25.0	2	100.0	800	4,800	4,600
	4 BR	1	12.5	1	100.0	1,000	6,000	5,340
	Total/Wtd. Avg.	8	100.0%	8	100.0%	700	$4,294	$4,049
852 Metropolitan Avenue	2 BR	5	62.5%	5	100.0	600	$3,500	$3,470
	3 BR	2	25.0	2	100.0	800	4,800	4,700
	4 BR	1	12.5	1	100.0	1,000	6,000	5,280
	Total/Wtd. Avg.	8	100.0%	8	100.0%	700	$4,138	$4,004
832 Lexington Avenue	1 BR	5	10.9%	5	100.0	391	$2,700	$2,682
	2 BR	32	69.6	32	100.0	487	2,900	2,766
	3 BR	8	17.4	8	100.0	735	3,600	3,392
	4 BR	1	2.2	1	100.0	732	4,000	4,000
	Total/Wtd. Avg.	46	100.0%	46	100.0%	525	$3,024	$2,893
Portfolio Total / Wtd. Avg.		78	100.0%	78	100.0%	593	$3,569	$3,420

(1)	Based on the underwritten rent roll dated November 1, 2019 for the 235 S 4th Street Property, 77 Berry Street Property, 854 Metropolitan Avenue Property, and 852 Metropolitan Avenue Property and December 1, 2019 for the 832 Lexington Avenue Property.

(2)	Source: Appraisal.

(3)	Weighted based on the number of total units available.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

832 Lexington Avenue Property

The 832 Lexington Avenue Property was built in 2018 and is a six story multifamily building containing 46 units located in Brooklyn, New York. The residential unit mix consists of five one-bedroom units, 32 two-bedroom units, eight three-bedroom units and one four-bedroom units. The average in-place monthly rent for the one-bedroom, two-bedroom, three-bedroom, and four-bedroom units is $2,682, $2,766, $3,392 and $4,000, respectively. According to the underwritten rent roll as of December 1, 2019, the 832 Lexington Avenue Property was 100.0% occupied. The 832 Lexington Avenue Property is located in the neighborhood known as Bedford-Stuyvesant in Brooklyn. The eastern portion of the neighborhood is served by the J/M/Z subway lines along Broadway, with a major hub at Broadway Junction providing access to the A, C, and L trains as well.

The following table presents certain information relating to historical leasing at the 832 Lexington Avenue Property:

Historical Leased %(1)(2)

	2017	2018	As of 12/1/2019(3)
Owned Space	NAV	NAV	100.0%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Since the property was built in 2018, historical occupancy for 2017 and 2018 are unavailable.

(3)	Based on the underwritten rent roll dated December 1, 2019.

Tax Abatement. The 832 Lexington Avenue Property benefits from a 15-year 421-a Affordable Housing NY Program tax abatement. The 832 Lexington Avenue Property is currently in the first year of a 15-year New York tax abatement program known as 421-a. The Property receives a 100% exemption on any assessment increase above the base year assessment for the first 11 years, and such exemption will decline by 20% each year thereafter until fully phased out. Taxes were underwritten at the current abated tax amount of $24,988 per annum.

77 Berry Street Property

The 77 Berry Street Property, which was initially built in 1910 and subsequently renovated in 2014, is a four-story walk-up multifamily building containing 8 units located in Brooklyn, New York. The residential unit mix consists of five two-bedroom units, two three-bedroom units, and one four-bedroom unit. The average in-place monthly rent for two-bedroom, three-bedroom, and four-bedroom units is $4,130, $5,075 and $7,150, respectively. According to the November 1, 2019 underwritten rent roll, the 77 Berry Street Property was 100.0% occupied. The 77 Berry Street Property is located within the Williamsburg neighborhood of Brooklyn. The Williamsburg neighborhood has seen significant redevelopment over the past two decades, which has enhanced the desirability of the 77 Berry Street Property’s neighborhood. The 77 Berry Street Property has a prime location in Williamsburg and is located approximately three blocks from the Bedford Avenue subway station, providing access to the L train. Depending on the mode of transportation, travel time is approximately 25 to 30 minutes to Midtown Manhattan.

The following table presents certain information relating to historical leasing at the 77 Berry Street Property:

Historical Leased %(1)(2)

	2017	2018	As of 11/1/2019(3)
Owned Space	NAV	NAV	100.0%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Historical occupancy for 2017 and 2018 are unavailable as this was not provided to the lender.

(3)	Based on the underwritten rent roll dated November 1, 2019.

854 Metropolitan Avenue Property

The 854 Metropolitan Avenue Property, which was initially built in 1910 and subsequently renovated in 2015, is a four-story walk-up multifamily building containing 8 units located in Brooklyn, New York. The residential unit mix consists of five two-bedroom units, two three-bedroom units, and one four-bedroom unit. The average in-place monthly rent for two-bedroom, three-bedroom, and four-bedroom units is $3,570, $4,600 and $5,340, respectively. According to the November 1, 2019 underwritten rent roll, the 854 Metropolitan Avenue Property was 100.0% occupied. The 854 Metropolitan Avenue Property is located within the Williamsburg neighborhood of Brooklyn. The Williamsburg

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

neighborhood has seen redevelopment over the past two decades, which has enhanced the desirability of the 854 Metropolitan Avenue Property’s neighborhood. The 854 Metropolitan Avenue Property is located approximately three blocks from the Graham Avenue and Grand Avenue subway stations, both providing access to the L train. Depending on the mode of transportation, travel time is approximately 30 to 35 minutes to Midtown Manhattan.

The following table presents certain information relating to historical leasing at the 854 Metropolitan Avenue Property:

Historical Leased %(1)(2)

	2017	2018	As of 11/1/2019(3)
Owned Space	NAV	NAV	100.0%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Historical occupancy for 2017 and 2018 are unavailable as this was not provided to the lender.

(3)	Based on the underwritten rent roll dated November 1, 2019.

852 Metropolitan Avenue Property

The 852 Metropolitan Avenue Property, which was initially built in 1910 and subsequently renovated in 2015, is a four-story walk-up multifamily building containing 8 units located in Brooklyn, New York. The residential unit mix consists of five two-bedroom units, two three-bedroom units, and one four-bedroom unit. The average in-place monthly rent for two-bedroom, three-bedroom, and four-bedroom units is $3,470, $4,700 and $5,280, respectively. According to the November 1, 2019 underwritten rent roll, the 852 Metropolitan Avenue Property was 100.0% occupied. The 852 Metropolitan Avenue Property is located within the Williamsburg neighborhood of Brooklyn. The Williamsburg neighborhood has seen redevelopment over the past two decades, which has enhanced the desirability of the 852 Metropolitan Avenue Property’s neighborhood. The 852 Metropolitan Avenue Property is located approximately three blocks from the Graham Avenue and Grand Avenue subway stations, both providing access to the L train. Depending on the mode of transportation, travel time is approximately 30 to 35 minutes to Midtown Manhattan.

The following table presents certain information relating to historical leasing at the 852 Metropolitan Avenue Property:

Historical Leased %(1)(2)

	2017	2018	As of 11/1/2019(3)
Owned Space	NAV	NAV	100.0%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Historical occupancy for 2017 and 2018 are unavailable as this was not provided to the lender.

(3)	Based on the underwritten rent roll dated November 1, 2019.

235 S 4th Street Property

The 235 S 4th Street Property, which was initially built in 1910 and subsequently renovated in 2017, is a four-story walk-up multifamily building containing 8 units located in Brooklyn, New York. The residential unit mix consists of one one-bedroom unit, four two-bedroom units and three three-bedroom units. The average in-place monthly rent for one-bedroom, two-bedroom, and three-bedroom units is $3,350, $3,638 and $4,475, respectively. According to the November 1, 2019 underwritten rent roll, the 235 S 4th Street Property was 100.0% occupied. The 235 S 4th Street Property is located within the Williamsburg neighborhood of Brooklyn. The Williamsburg neighborhood has seen redevelopment over the past two decades, which has enhanced the desirability of the 235 S 4th Street Property’s neighborhood. The 235 S 4th Street Property is located approximately three blocks from the Marcy Avenue subway station, providing access to the M, J, and Z trains. Depending on the mode of transportation, travel time is approximately 30 minutes to Midtown Manhattan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

The following table presents certain information relating to historical leasing at the 235 S 4th Street Property:

Historical Leased %(1)(2)

	2017	2018	As of 11/1/2019(3)
Owned Space	NAV	NAV	100.0%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Historical occupancy for 2017 and 2018 are unavailable as this was not provided to the lender.

(3)	Based on the underwritten rent roll dated November 1, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Brooklyn Multifamily Portfolio Properties:

Cash Flow Analysis(1)(2)

	TTM 9/30/2019	Underwritten	Underwritten $ per Unit
Apartment Income
Base Rent	$3,163,495	$3,201,060	$41,039
Potential Income from Vacant Units	0	0	0
Gross Potential Rent	$3,163,495	$3,201,060	$41,039
Vacancy & Credit Loss & Concessions(3)	0	($96,032)	($1,231)
Total Rent	3,163,495	3,105,028	39,808
Other Income	7,720	53,040	680
Effective Gross Income – Apartments	$3,171,215	$3,158,068	$40,488

Real Estate Taxes(4)	$64,627	$86,711	$1,112
Insurance	27,576	43,958	564
Management Fee	79,823	94,742	1,215
Other Operating Expenses	192,473	204,094	2,617
Total Operating Expenses	$364,498	$429,505	$5,506

Net Operating Income	$2,806,717	$2,728,563	$34,982
Replacement Reserves – Apartments	0	19,500	250
Net Cash Flow	$2,806,717	$2,709,063	$34,732

Occupancy(5)	100.0%(5)	100.0%
NOI Debt Yield	7.4%	7.2%
NCF DSCR	1.88x	1.81x

(1)	The Brooklyn Multifamily Portfolio Properties are comprised of five multifamily properties totaling 78 units; 235 S 4th Street Property is an 8-unit property with 1 one-bedroom unit, 4 two-bedroom units, and 3 three-bedroom units; 77 Berry Street Property is an 8-unit property with 5 two-bedroom units, 2 three-bedroom units, and 1 four-bedroom unit; 854 Metropolitan Avenue Property is an 8-unit property with 5 two-bedroom units, and 2 three-bedroom units, and 1 four-bedroom units; 852 Metropolitan Avenue Property is an 8-unit property with 5 two-bedroom units, 2 three-bedroom units, and 1 four-bedroom units; 832 Lexington Avenue Property is a 46-unit property with 5 one-bedroom units, 32 two-bedroom units, 8 three-bedroom units, and 1 four-bedroom unit.

(2)	The Brooklyn Multifamily Portfolio Mortgaged Properties are missing historical financials due to the gut renovations that took place between 2014-2017; the Brooklyn Multifamily Portfolio Mortgaged Properties have since stabilized.

(3)	Underwritten Vacancy & Credit Loss & Concessions for the multifamily units is underwritten to an economic vacancy of 3.0%.

(4)	The 832 Lexington Avenue Property benefits from a 15-year 421-a Affordable Housing NY Program tax abatement. Taxes for the 832 Lexington Avenue Property were underwritten at the current abated tax amount of $24,988 per annum.

(5)	Occupancy is based on occupied units as of the underwritten rent roll dated November 1, 2019 for the 235 S 4th Street, 77 Berry Street, 854 Metropolitan Avenue, and 852 Metropolitan Avenue Properties. Underwritten Base Rent is based on occupied units as of the underwritten rent roll dated December 1, 2019 for the 832 Lexington Avenue Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

■	Appraisal. According to the appraisal, the Brooklyn Multifamily Portfolio Properties had an aggregate “as-is” appraised value of $56,900,000 as of December 5, 2019 with the exception of 832 Lexington Avenue Property, which was valued as of November 19, 2019.

Appraisal Summary – Direct Capitalization Approach

Property	Value	Capitalization Rate
832 Lexington Avenue Property	$27,200,000	4.50%
77 Berry Street Property	$8,600,000	4.50%
854 Metropolitan Avenue Property	$7,200,000	4.50%
852 Metropolitan Avenue Property	$7,100,000	4.50%
235 S 4th Street Property	$6,800,000	4.50%
Total / Wtd. Avg.	$56,900,000	4.50%

■	Environmental Matters. According to Phase I environmental reports, dated December 11, 2019, there are no recognized environmental conditions or recommendations for further action at the Brooklyn Multifamily Portfolio Properties other than (i) the continued implementation of the current asbestos operations and maintenance program (ii) with respect to the 235 S 4th Street Property, the identification of its historic use as a dry cleaner and the recommendation of the installation of a sub-slab depressurization system to address impacts to soil vapor and indoor air, and (iii) with respect to the 832 Lexington Avenue Property, the identification of residual impacts to soil and groundwater associated with vehicle repair and fueling operations historically conducted onsite as a controlled REC.

■	Market Overview and Competition. The 77 Berry Street Property, 854 Metropolitan Avenue Property, 852 Metropolitan Avenue Property, and 235 S 4th Street Property are located in the Williamsburg neighborhood of Brooklyn, New York. The development and growth of the Williamsburg neighborhood over the past two decades has made it a desirable neighborhood. New residential developments have generally comprised of luxury loft type space or newer towers on the waterfront with full amenities. Williamsburg has become popular among young New Yorkers because of its vibrant and accessible social activities, and also because of its easy commute to Manhattan. The L train provides access to a central location of Manhattan at 14th Street, and the M and J trains provide access to other downtown neighborhoods. According to a third party report, the Williamsburg submarket contains 29,371 units with a 4.2% vacancy rate and average asking rent of $3,681 per month. In addition, the submarket experienced 4.6% growth in asking rents in the past 12 months.

Directly Competitive Buildings – Williamsburg(1)(2)

	Brooklyn Multifamily Portfolio(3)	331 Keap Street	56 North 9th Street	The Continental	500 Metropolitan Residential
Location	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY
Number of Stories	4	6	4	12	14
Year Built	1910	1915	2018	2008	2018
Number of units	32	36	45	42	52
Occupancy	100.0%	97.2%	100.0%	95.0%	95.0%
Unit size (SF)
-1-BR	500	450	700	740	610
-2-BR	600	550	1,075	900	1,000
-3-BR	800	700	1,350	1,000	1,275
-4-BR	1,000	NAV	NAV	NAV	NAV
Rent per month:(3)
-1-BR	$3,350	$2,825	$3,029	$3,500	$3,223
-2-BR	$3,705	$3,271	$5,049	$4,500	$6,300
-3-BR	$4,686	$4,017	$7,674	$7,500	$7,150
-4-BR	$5,923	NAV	NAV	NAV	NAV

(1)	Source: Appraisal.

(2)	The Directly Competitive Buildings chart represents information for market rate units.

(3)	The monthly rent per each unit type is based on the weighted average across the five properties in the portfolio. All monthly rents are based off of the underwritten rent roll dated November 1, 2019 for the 235 S 4th Street Property, 77 Berry Street Property, 854 Metropolitan Avenue Property, and 852 Metropolitan Avenue Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

The 832 Lexington Avenue Property is located in the Bedford-Stuyvesant neighborhood in Brooklyn, New York. Bedford-Stuyvesant has been witnessing an increasing amount of investment recently, both in terms of new developments and rehabilitation projects. The neighborhood is considered a lower cost alternative to other brownstone neighborhoods like Clinton Hill and Fort Greene. Bedford-Stuyvesant is a quaint residential neighborhood known for its brownstone-lined and tree-lined streets. The main thoroughfare in the neighborhood is Nostrand Avenue; however, the main shopping corridor is located on Fulton Street. Fulton Mall, located approximately 4.0 miles west of the subject, is a pedestrian street mall in Downtown Brooklyn that spans 17 blocks from Flatbush Avenue to Smith Street. The mall is home to nearly 250 retailers including Macy’s, H&M, Adidas, RadioShack, Nordstrom Rack, Foot Locker, Modell’s Sporting Goods and Old Navy. More than 100,000 people visit the mall daily. Overall, the neighborhood is in high demand due to its proximity to Manhattan as well as the continued redevelopment of the residential community. Per a third party report, the 832 Lexington Avenue Property is located in the Bushwick multifamily submarket. The submarket contains 37,519 units with a 2.1% vacancy rate and average asking rent of $2,477 per month. In addition, the submarket experienced 2.0% growth in asking rents in the past 12 months.

Based on the appraisal, the competitive set for the 832 Lexington Avenue Property consists of nine properties in the Bushwick, Brooklyn submarket. The average market rent for one-bedroom, two-bedroom, and three-bedroom units across the 832 Lexington Avenue Property’s competitive set is $2,321, $2,896 and $3,460, respectively. Compared to the 832 Lexington Avenue Property, in-place base rent for one-bedroom, two-bedroom, and three-bedroom units is $2,682, $2,766 and $3,392, respectively.

The following table presents certain information relating to the appraiser’s conclusion for average monthly market rent at the Brooklyn Multifamily Portfolio Properties:

Unit Rent Conclusions(1)

Unit Type	832 Lexington Avenue	77 Berry Street	235 S 4th Street	852 Metropolitan Avenue	854 Metropolitan Avenue
1 Bedroom	$2,700	NAV	$3,500	NAV	NAV
2 Bedroom	$2,900	$4,250	$4,000	$3,500	$3,750
3 Bedroom	$3,600	$5,200	$4,500	$4,800	$4,800
4 Bedroom	$4,000	$7,150	NAV	$6,000	$6,000

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are Metropolitan Park NY LLC, Metropolitan Flats LLC, Berry Estates LLC, Bridge Holdings NY LLC and Lexington Flats LLC, each a New York limited liability company and single purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of Brooklyn Multifamily Portfolio Loan. Shaindy Schwartz is the nonrecourse carve-out guarantor for the Brooklyn Multifamily Portfolio Loan. Shaindy Schwartz and her husband, Joel Schwartz, are Brooklyn-based real estate developers with a portfolio of over 40 multifamily properties in Brooklyn. They began developing and managing their properties in the early 2000’s. The Schwartz’s own 632 units located in Brooklyn and have eight multifamily projects currently in development.

■	Escrows. On the origination date of the Brooklyn Multifamily Portfolio Loan Combination, the borrowers funded reserves of $22,762 for real estate taxes, $46,156 for insurance and $164,650 for environmental matters. The environmental escrow was for the cost of the environmental remediation work that the borrowers are required to perform at the Mortgaged Properties located at 832 Lexington Avenue and 235 South 4th Street. Additionally, in the event that the New York State Department of Environmental Conservation does not authorize the decommissioning of the Air Sparging/Soil Vapor Extraction system ("SVE") at the 832 Lexington Avenue Mortgaged Property as of February 6, 2022, then on such date and on each two-year anniversary thereof, the borrowers are required to escrow an additional $26,925, for the costs to continue maintaining the SVE, until such time as the SVE is decommissioned. Escrowed environmental funds are released annually to the borrowers as the environmental work is completed.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

On each due date, the borrowers will be required to fund the following reserves (i) one-twelfth of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be $7,587), (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums for the renewal of coverage, provided that insurance is not covered under an acceptable blanket policy (initially estimated to be $3,846), and (iii) $1,300 for replacement reserves.

■	Lockbox and Cash Management. The Brooklyn Multifamily Portfolio Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of an Brooklyn Multifamily Portfolio Trigger Period (as defined below), the borrowers will be required to establish a lockbox account into which all revenue from the Brooklyn Multifamily Portfolio Properties is required to be deposited. All amounts in the lockbox account are required to be swept into a lender-controlled cash management account on each business day during the continuance of a Brooklyn Multifamily Portfolio Trigger Period or are required to be transferred to the borrowers’ account if no Brooklyn Multifamily Portfolio Trigger Period is continuing. To the extent a Brooklyn Multifamily Portfolio Trigger Period has occurred and is continuing, amounts in the cash management account are applied to payment of the tax reserve, the insurance reserve, debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve as set forth in the Brooklyn Multifamily Portfolio Loan documents. To the extent no Brooklyn Multifamily Portfolio Trigger Period is continuing, funds in the excess cash flow reserve are required to be swept to the borrowers.

A “Brooklyn Multifamily Portfolio Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the Brooklyn Multifamily Portfolio Loan documents and (ii) the debt yield being less than 6.25% (tested quarterly) and (B) expiring upon (y) with respect to a Brooklyn Multifamily Portfolio Trigger Period which commenced in connection with clause (i), the cure, if applicable, of such event of default and (z) with respect to a Brooklyn Multifamily Portfolio Trigger Period which commenced in connection with clause (ii), the debt yield being equal to or greater than 6.25% for two consecutive calendar quarters. Notwithstanding the foregoing, a Brooklyn Multifamily Portfolio Trigger Period will not be deemed to expire in the event that a Brooklyn Multifamily Portfolio Trigger Period then exists for any other reason.

■	Property Management. The Brooklyn Multifamily Portfolio Properties are currently managed by Bedford Enterprises LLC, an independent third party management company. Under the Brooklyn Multifamily Portfolio documents, the lender has the right to terminate the property management agreement or direct the borrowers to terminate the property management agreement and replace the property manager if (i) the property manager becomes insolvent or a debtor in an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or a debtor in any voluntary bankruptcy or insolvency proceeding, (ii) an event of default has occurred and is ongoing, (iii) the debt yield is less than 5.5%, (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (v) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. Provided if no event of default under the Brooklyn Multifamily Portfolio Loan documents has occurred and is continuing, the borrowers have the right to replace the property manager with a property manager approved in writing by the lender (which approval may be conditioned on receipt of a rating agency confirmation).

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. In connection with the sale of an individual property to an unrelated third party, the borrowers may obtain the release of an individual Brooklyn Multifamily Portfolio Mortgaged Property or Properties from the lien of the related Brooklyn Multifamily Portfolio Mortgage Loan after the second anniversary of the securitization closing date by defeasing an amount equal to the greater of (x) 125% of the allocated loan amount of the related mortgaged property or mortgaged properties to be released, or (y) 100% of the net sales proceeds of the related mortgaged property or mortgaged properties to be released, subject to conditions set forth in the related Brooklyn Multifamily Portfolio Loan documents, including but not limited to: (i) the debt yield after giving effect to such release is greater than the greater of (x) 7.20% and (y) the debt yield immediately prior to such release; (ii) the loan-to-value ratio after giving effect to such release is no greater than the lesser of (x) 65% and (y) the loan-to-value ratio immediately prior to such release; (iii) no event of default under such Brooklyn Multifamily Portfolio Loan shall be continuing; (iv) the borrower delivers a REMIC opinion; and (v) borrowers deliver, if required by the lender, a rating agency confirmation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: BROOKLYN MULTIFAMILY PORTFOLIO

Additionally, partial assumptions of the Brooklyn Multifamily Portfolio Loan are permitted at any time in connection with a sale of an individual mortgaged property, subject to among other things: (i) the Brooklyn Multifamily Portfolio Loan has been bifurcated into one or more loans pursuant to documentation reasonably satisfactory to the lender, (ii) the debt yield for the Brooklyn Multifamily Portfolio Loan, after giving effect to a partial assumption, is not less than (x) in connection with the first two partial assumptions, 7.50% or (y) in connection with any subsequent partial assumption, 8.25%, (iii) the debt service coverage ratio for the Brooklyn Multifamily Portfolio Loan is not less than (x) in connection with the first two partial assumptions, 1.75x or (y) in connection with any subsequent partial assumption, 2.00x, (iv) the loan-to-value ratio for the Brooklyn Multifamily Portfolio Loan is not greater than (x) in connection with the first two partial assumptions, 65% or (y) in connection with any subsequent partial assumption, 60%; (v) the debt yield for the assumed and bifurcated portion of the Brooklyn Multifamily Portfolio Loan is not less than 8.25%; (vi) with respect to an assumed and bifurcated portion of the Brooklyn Multifamily Portfolio Loan to be secured by the 832 Lexington Avenue Property (or the Brooklyn Multifamily Portfolio Loan, if the only remaining collateral is the 832 Lexington Avenue Property), the debt yield for assumed and bifurcated portion of the Brooklyn Multifamily Portfolio Loan (or for the Brooklyn Multifamily Portfolio Loan, as applicable), when calculated using full unabated taxes, is not less than 7.00%, (vii) the debt service coverage ratio for the assumed and bifurcated portion of the Brooklyn Multifamily Portfolio Loan is not less than 2.00x; and (viii) the loan-to-value ratio for the assumed and bifurcated portion of the Brooklyn Multifamily Portfolio Loan is not greater than 60%, the requirements in the foregoing clauses (ii) through (iv) will apply to the Brooklyn Multifamily Portfolio Loan (and not any assumed and bifurcated loan) after giving effect to the applicable partial assumption, and the requirements in the foregoing clauses (v) through (viii) will apply only to the applicable assumed and bifurcated loan (and not the Brooklyn Multifamily Portfolio Loan).

■	Terrorism Insurance. The borrowers are required to maintain an "all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Brooklyn Multifamily Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Brooklyn Multifamily Portfolio Properties for 12 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties" in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #11: WHITELAND TOWNE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	Exton, Pennsylvania		Cut-off Date Balance	$36,800,000
Property Type	Retail		Cut-off Date Balance per SF	$168.95
Size (SF)	217,822		Percentage of Initial Pool Balance	3.0%
Total Occupancy as of 12/1/2019	91.8%		Number of Related Mortgage Loan	None
Owned Occupancy as of 12/1/2019	91.8%		Type of Security	Fee Simple
Year Built / Latest Renovation	1988 / NAP		Mortgage Rate	4.00000%
Appraised Value	$53,200,000		Original Term to Maturity (Months)	120
Appraisal Date	12/2/2019		Original Amortization Term (Months)	360
Borrower Sponsors	Peter C. Abrams, James J.		Original Interest Only Period (Months)	36
Gorman and Christopher J. Knauer			First Payment Date	3/6/2020
Property Management	Highland Management Corporation		Maturity Date	2/6/2030

Underwritten Revenues	$4,914,314
Underwritten Expenses	$1,423,375	Escrows
Underwritten Net Operating Income (NOI)	$3,490,938		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,180,849	Taxes	$297,432	$49,572
Cut-off Date LTV Ratio	69.2%	Insurance	$114,774	$10,434
Maturity Date LTV Ratio	59.8%	Replacement Reserve	$0	$6,897
DSCR Based on Underwritten NOI / NCF(1)	1.66x / 1.51x	TI/LC	$0	$10,723
Debt Yield Based on Underwritten NOI / NCF	9.5% / 8.6%	Other(1)	$722,735	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$36,800,000	99.9%	Loan Payoff	$35,370,222	96.0%
Principal’s New Cash Contribution	$53,830	0.1	Closing Costs	$1,134,941	3.1
			Reserves	$348,666	0.9

Total Sources	$36,853,830	100.0%	Total Uses	$36,853,830	100.0%

(1)	The Upfront Other reserve consists of Big Lots Reserve $450,000, Unfunded Obligations Reserve $170,068, Deferred Maintenance $65,944 and Gap Rent Reserve $36,723.

The following table presents certain information relating to the major tenants at the Whiteland Towne Center property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Sales PSF	Occ Cost	Renewal / Extension Options
Gabriel Brothers Inc	NR / NR / NR	28,560	13.1%	$352,716	9.8%	$12.35	10/31/2028	NAV	NAV	3, 5-year options
CVS	NR / Baa2 / BBB	12,900	5.9	290,000	8.1	22.48	1/31/2043	NAV	NAV	6, 5-year options
Party City	NR / NR / NR	15,000	6.9	277,500	7.7	18.50	9/30/2029	$160	15.2%	None
Petco	NR / NR / NR	15,235	7.0	268,136	7.4	17.60	9/30/2024	NAV	NAV	2, 5-year options
Big Lots	NR / NR / BBB-	26,954	12.4	256,063	7.1	9.50	1/31/2021	NAV	NAV	3, 5-year options and 1, 4-year option
Rally House Stores Inc	NR / NR / NR	7,800	3.6	147,030	4.1	18.85	1/31/2024	$157	15.9%	2, 5-year options
Pure Hockey	NR / NR / NR	8,634	4.0	133,827	3.7	15.50	8/31/2024	$226	9.3%	2, 5-year options
Famous Footwear	NR / NR / NR	9,124	4.2	127,736	3.5	14.00	5/31/2024	$149	13.2%	None
Burn Philly One LLC	NR / NR / NR	5,200	2.4	114,400	3.2	22.00	4/30/2026	NAV	NAV	1, 5-year option
CCTOP, LLC	NR / NR / NR	6,620	3.0	102,610	2.9	15.50	7/31/2026	NAV	NAV	2, 5-year options
Ten Largest Tenants		136,027	62.4%	$2,070,018	57.5%	$15.22
Remaining Tenants		63,963	29.4	1,529,878	42.5	23.92
Vacant		17,832	8.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		217,822	100.0%	$3,599,896	100.0%	$18.00

(1)	Based on the underwritten rent roll dated December 1, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Includes the contractual rent steps through January 1, 2021 ($9,731).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: WHITELAND TOWNE CENTER

The following table presents certain information relating to the lease rollover schedule at the Whiteland Towne Center property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	3,776	1.7%	1.7%	$18,880	0.5%	$5.00	1
2020	0	0.0	1.7%	0	0.0	0.00	1
2021	38,367	17.6	19.3%	525,081	14.6	13.69	9
2022	6,706	3.1	22.4%	172,185	4.8	25.68	3
2023	5,599	2.6	25.0%	152,611	4.2	27.26	4
2024	46,511	21.4	46.3%	837,002	23.3	18.00	8
2025	8,660	4.0	50.3%	207,525	5.8	23.96	4
2026	18,874	8.7	59.0%	357,446	9.9	18.94	4
2027	0	0.0	59.0%	0	0.0	0.00	0
2028	30,725	14.1	73.1%	421,996	11.7	13.73	2
2029	25,255	11.6	84.7%	525,003	14.6	20.79	5
2030	2,617	1.2	85.9%	92,168	2.6	35.22	2
2031 & Thereafter	12,900	5.9	91.8%	290,000	8.1	22.48	1
Vacant	17,832	8.2	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	217,822	100.0%		$3,599,896	100.0%	$18.00	44

(1)	Based on the underwritten rent roll dated December 1, 2019.
(2)	Includes the contractual rent steps through January 1, 2021 ($9,731).

The following table presents certain information relating to historical leasing at the Whiteland Towne Center property:

Historical Leased %(1)

As of 12/1/2019(2)
91.8%

(1)	There are missing historical occupancies due to the acquisition that took place in 2017, as well as the property being in lease up.
(2)	Based on the underwritten rent roll dated December 1, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: WHITELAND TOWNE CENTER

■

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Whiteland Towne Center property:

Cash Flow Analysis(1)

	2016	2017(2)	2018	TTM 11/30/2019	Underwritten	Underwritten $ per SF
Base Rent	$2,775,119	NAV	$3,019,912	$3,369,873	3,590,165	$16.48
Contractual Rent Steps(3)	0	NAV	0	0	9,731	$0.04
Vacant Income	0	NAV	0	0	557,571	$2.56
Reimbursements	939,324	NAV	991,665	1,234,395	1,314,418	$6.03
Other Income(4)	25,652	NAV	0	1,456	0	$0.00
Vacancy & Credit Loss(5)	(43,224)	NAV	0	(19,507)	(557,571)	($2.56)
Effective Gross Income	$3,696,872	NAV	$4,011,577	$4,586,217	$4,914,314	$22.56

Real Estate Taxes	$486,224	NAV	$552,658	552,658	566,538	$2.60
Insurance	77,756	NAV	59,345	64,730	119,246	$0.55
Management Fee	106,312	NAV	111,736	123,717	147,429	$0.68
Other Operating Expenses	810,753	NAV	486,008	536,312	590,162	$2.71
Total Operating Expenses	$1,481,045	NAV	$1,209,747	$1,277,417	$1,423,375	$6.53

Net Operating Income	$2,215,826	NAV	$2,801,829	$3,308,800	$3,490,938	$16.03
TI/LC	0	NAV	0	0	227,317	$1.04
Replacement Reserves	0	NAV	0	0	82,772	$0.38
Net Cash Flow	$2,215,826	NAV	$2,801,829	$3,308,800	$3,180,849	$14.60

Occupancy(2)	NAV	NAV	NAV	NAV	89.8%(5)
NOI Debt Yield	6.0%	NAV	7.6%	9.0%	9.5%
NCF DSCR	1.05x	NAV	1.33x	1.57x	1.51X

(1)

Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	There are missing historical occupancies and cash flows due to the acquisition that took place in 2017, as well as the property being in lease up.
(3)	Includes the contractual rent steps through January 1, 2021 ($9,731).
(4)	Other Income historically includes late fees, interest income, and miscellaneous income.
(5)	Represents an underwritten economic vacancy of 10.2%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #12: 1025-1075 BROKAW ROAD

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	San Jose, California	Cut-off Date Principal Balance		$32,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$337.56
Size (SF)	96,280	Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 11/19/2019	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/19/2019	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate		3.48100%
Appraised Value	$63,700,000	Original Term to Maturity (Months)		120
Appraisal Date	10/30/2019	Original Amortization Term (Months)		NAP
Borrower Sponsors(1)	Various	Original Interest Only Period (Months)		120
Property Management	DPM Property Management, Inc.	First Payment Date		1/6/2020
		Maturity Date		12/6/2029

Underwritten Revenues	$4,146,375
Underwritten Expenses	$1,069,149	Escrows
Underwritten Net Operating Income (NOI)	$3,077,226		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,973,033	Taxes	$141,475	$47,158
Cut-off Date LTV Ratio	51.0%	Insurance	$0	$0
Maturity Date LTV Ratio	51.0%	Replacement Reserves(2)	$0	$1,605
DSCR Based on Underwritten NOI / NCF	2.68x / 2.59x	TI/LC(3)	$0	$8,023
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,500,000	96.5%	Loan Payoff	$32,426,192	96.3%
Principal’s New Cash Contribution	1,166,193	3.5	Origination Costs	1,098,526	3.3
			Reserves	141,475	0.4

Total Sources	$33,666,193	100.0%	Total Uses	$33,666,193	100.0%

(1)

David B. Dollinger and David B. Dollinger, as Trustee of The David Dollinger Living Trust dated June 26, 1991 are both the borrower sponsors and the non-recourse carveout guarantors under the 1025-1075 Brokaw Road loan.

(2)	Replacement reserves are capped at $38,512.
(3)	TI/LC reserves are capped at $288,840.

The following table presents certain information relating to the anchor and junior anchor tenants (of which, certain tenants may have co-tenancy provisions) at the 1025-1075 Brokaw property:

Anchor Table(1)

Tenant Name	Credit Rating (MIS/S&P/ Fitch)	Tenant GLA	% of GLA	Mortgage Loan Collateral Interest	UW Base Rent(2)	Base Rent $ per SF(2)	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchor
City Sports (LA Fitness)	NR/NR/NR	45,186	46.9%	Yes	$1,126,125	$24.92	3/31/2028	NAV	NAP	3, 5-year options
Total Anchor		45,186	46.9%

Junior Anchor
AAA/AAA-NCNU	NR/NR/NR	14,602	15.2%	Yes	$376,002	$25.75	8/31/2023	NAV	NAP	4, 5-year options
Total Junior Anchor		14,602	15.2%

Occupied In-Line		36,492	37.9%	Yes	$1,899,650	$52.06
Vacant Owned Spaces		0	0.0		$0	$0.00
Total SF		96,280	100.0%

(1)	Based on the underwritten rent roll dated November 19, 2019.
(2)	UW Base Rent includes contractual rent steps through February 28, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: 1025-1075 BROKAW ROAD

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 1025-1075 Brokaw Road property:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/S&P/ Fitch)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
City Sports (LA Fitness)	NR/NR/NR	45,186	46.9%	$1,126,125	33.1%	$24.92	3/31/2028	3, 5-year options
AAA/AAA-NCNU	NR/NR/NR	14,602	15.2	376,002	11.1	$25.75	8/31/2023	4, 5-year options
Noodle Talk Home Cuisine	NR/NR/NR	2,718	2.8	176,371	5.2	$64.89	2/28/2029	1, 5-year option
Sherwin Williams	Baa3/BBB/BBB	4,195	4.4	164,444	4.8	$39.20	5/31/2024	2, 5-year options
Keypoint Credit Union	NR/NR/NR	2,568	2.7	135,588	4.0	$52.80	8/31/2023	2, 5-year options
5 Guys Burgers (Dreamz, Inc)	NR/NR/NR	2,500	2.6	132,000	3.9	$52.80	9/30/2022	2, 5-year options
Einstein Noah’s Bagels	NR/NR/NR	2,258	2.3	126,804	3.7	$56.16	7/31/2023	2, 5-year options
Koja Kitchen	NR/NR/NR	2,641	2.7	126,768	3.7	$48.00	5/31/2023	2, 5-year options
Chipotle	NR/NR/NR	2,200	2.3	105,600	3.1	$48.00	10/31/2022	2, 5-year options
AZ Dental	NR/NR/NR	2,185	2.3	104,880	3.1	$48.00	4/30/2023	2, 5-year options
Largest Tenants		81,053	84.2%	$2,574,582	75.7%	$31.76
Remaining Owned Tenants		15,227	15.8	827,195	24.3	$54.32
Vacant Spaces (Owned Space)		0	0.0	0	0.0	$0.00
Totals / Wtd. Avg. Tenants		96,280	100.0%	$3,401,777	100.0%	$35.33

(1)	Based on the underwritten rent roll dated November 19, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes contractual rent steps through February 28, 2021.

The following table presents certain information relating to the lease rollover schedule at the 1025-1075 Brokaw Road property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned SF	% of Owned SF	Cumulative % of Owned SF	UW Base Rent(3)	% of UW Base Rent(3)	UW Base Rent PSF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	7,975	8.3	8.3%	414,852	12.2	$52.02	5
2023	32,355	33.6	41.9%	1,291,060	38.0	$39.90	11
2024	8,046	8.4	50.2%	393,369	11.6	$48.89	4
2025	0	0.0	50.2%	0	0.0	$0.00	0
2026	0	0.0	50.2%	0	0.0	$0.00	0
2027	0	0.0	50.2%	0	0.0	$0.00	0
2028	45,186	46.9	97.2%	1,126,125	33.1	$24.92	1
2029	2,718	2.8	100.0%	176,371	5.2	$64.89	1
2030	0	0.0	100.0%	0	0.0	$0.00	0
2031 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	96,280	100.0%		$3,401,777	100.0%	$35.33	22

(1)	Based on the underwritten rent roll dated November 19, 2019.
(2)	Calculated based on approximate square footage occupied by each owned tenant.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes contractual rent steps through February 28, 2021.

The following table presents certain information relating to historical occupancy at the 1025-1075 Brokaw property:

Historical Leased %(1)

2017	2018	As of 11/19/2019(2)
100.0%	100.0%	100.0%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll dated November 19, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: 1025-1075 BROKAW ROAD

■

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1025-1075 Brokaw property:

Cash Flow Analysis(1)

	2017	2018	TTM 10/31/2019	Underwritten(2)	Underwritten $ per SF
Base Rent(2)	$3,133,065	$3,220,635	$3,296,663	$3,401,777	$35.33
Total Reimbursement Revenue	843,592	824,719	938,444	899,882	9.35
Other Revenue	208,213	106,347	60,761	60,761	0.63
Less Vacancy Loss	0	0	0	(216,046)	(2.24)
Effective Gross Income	$4,184,871	$4,151,700	$4,295,868	$4,146,375	$43.07

Real Estate Taxes	$525,544	$557,068	$564,512	$565,901	$5.88
Insurance	173,195	116,142	116,142	116,142	1.21
Management Fee	156,873	171,133	156,835	165,855	1.72
Other Operating Expenses	206,848	234,116	221,251	221,251	2.30
Total Expenses	$1,062,460	$1,078,459	$1,058,740	$1,069,149	$11.10

Net Operating Income	$3,122,410	$3,073,241	$3,237,128	$3,077,226	$31.96
Tenant Improvements	0	0	0	45,357	0.47
Leasing Commissions	0	0	0	45,357	0.47
Replacement Reserves	0	0	0	13,479	0.14
Net Cash Flow	$3,122,410	$3,073,241	$3,237,128	$2,973,033	$30.88

Occupancy	100.0%	100.0%	100.0%	100.0%(3)
NOI Debt Yield	9.6%	9.5%	10.0%	9.5%
NCF DSCR	2.72x	2.68x	2.82x	2.59x

(1)

Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent includes contractual rent steps through February 28, 2021.
(3)	Underwritten Occupancy is based on the underwritten rent roll dated November 19, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LOAN #13: WHITE OAK CROSSING

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Garner, North Carolina		Cut-off Date Principal Balance(3)		$32,000,000
Property Type	Retail		Cut-off Date Principal Balance per SF(2)		$120.06
Size (SF)	527,874		Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 11/5/2019	97.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 11/5/2019	97.0%		Type of Security		Fee Simple
Year Built / Latest Renovation	2002, 2003 / NAP		Mortgage Rate		3.54400%
Appraised Value	$86,750,000		Original Term to Maturity (Months)		120
Appraisal Date	10/7/2019		Original Amortization Term (Months)		360
Borrower Sponsors(1)	Stanley Werb and Jonathan S. Gaines		Original Interest Only Period (Months)		48
Property Management	Rivercrest Realty Associates, LLC		First Payment Date		1/6/2020
			Maturity Date		12/6/2029

Underwritten Revenues	$8,302,241
Underwritten Expenses	$1,706,621		Escrows
Underwritten Net Operating Income (NOI)	$6,595,619			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,232,816		Taxes	$0	$71,051
Cut-off Date LTV Ratio(2)	73.1%		Insurance	$0	$0
Maturity Date LTV Ratio(2)	64.2%		Replacement Reserves	$0	$13,637
DSCR Based on Underwritten NOI / NCF(2)	1.92x / 1.82x		TI/LC(4)	$1,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.4% / 9.8%		Other(5)	$19,926	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$63,375,000	73.7%	Purchase Price	$84,500,000	98.3%
Principal’s New Cash Contribution	22,620,211	26.3	Reserves	1,019,926	1.2
			Closing Costs	475,285	0.6

Total Sources	$85,995,211	100.0%	Total Uses	$85,995,211	100.0%

(1)	Stanley Werb and Jonathan S. Gaines are the non-recourse carveout guarantors under the White Oak Crossing loan.
(2)	Calculated based on the aggregate outstanding principal balance of the White Oak Crossing loan combination.
(3)	The Cut-off Date Principal Balance of $32,000,000 represents the controlling note A-1 of the $63,375,000 White Oak Crossing loan combination evidenced by two pari passu notes.
(4)	TI/LC reserves are capped at $1,000,000.
(5)	Other escrows represents the $19,926 reserved for unfunded obligations.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the White Oak Crossing Property:

Tenant Name	Credit Rating (MIS/S&P/ Fitch)(1)	Tenant GLA	% of GLA	Mortgage Loan Collateral Interest	UW Base Rent	Base Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
BJ’s Wholesale Club	NR/B+/NR	115,396	21.9%	Yes	$1,209,459	$10.48	8/31/2023	NAV	NAP	4, 5-year options
Kohl’s	Baa2/BBB/BBB	86,584	16.4	Yes	748,952	$8.65	1/31/2024	NAV	NAP	6, 5-year options
Dick’s Sporting Goods(3)	NR/NR/NR	45,624	8.6	Yes	585,000	$12.82	1/31/2024	$180	7.1%	3, 5-year options
Best Buy	Baa1/BBB/NR	45,000	8.5	Yes	697,500	$15.50	1/31/2024	NAV	NAP	3, 5-year options
Ross Dress for Less	A2/A-/NR	30,187	5.7	Yes	351,075	$11.63	1/31/2024	NAV	NAP	2, 5-year options
TJ Maxx	A2/A+/NR	30,000	5.7	Yes	282,000	$9.40	9/30/2023	$384	2.4%	1, 5-year options
Total Anchors		352,791	66.8%		$3,873,986	$10.98

Junior Anchors
Michaels	NR/B+/NR	23,885	4.5	Yes	$274,678	$11.50	8/31/2023	$223	5.2%	2, 5-year options
PetSmart	Caa2/B-/NR	19,140	3.6	Yes	257,433	$13.45	1/31/2024	NAV	NAP	3, 5-year options
Ulta	NR/NR/NR	15,365	2.9	Yes	266,519	$17.35	5/31/2021	NAV	NAP	3, 5-year options
Five Below	NR/NR/NR	12,678	2.4	Yes	127,668	$10.07	1/31/2022	NAV	NAP	2, 5-year options
Shoe Carnival	NR/NR/NR	12,000	2.3	Yes	192,000	$16.00	1/31/2027	$211	7.6%	2, 5-year options
Pier 1 Imports	NR/CCC-/NR	10,800	2.0	Yes	216,000	$20.00	8/31/2023	NAV	NAP	None
Party City	NR/NR/NR	10,500	2.0	Yes	204,750	$19.50	8/31/2023	$175	11.1%	None
Total Junior Anchors		104,368	19.8%		$1,539,047	$14.75

Occupied In-Line		54,745	10.4%		$1,662,672	$30.37
Occupied Outparcel		105	0.0%		$54,776	$521.68
Vacant Owned Spaces		15,865	3.0%		$0	$0.00
Total SF		527,874	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales $ per SF are retail sales as of December 31, 2018.
(3)	Dick’s Sporting Goods has a storage space in addition to 45,624 SF, leased on a month-to-month basis. This is not included in the table.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: WHITE OAK CROSSING

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the White Oak Crossing property:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/S&P/ Fitch)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
BJ’s Wholesale Club	NR/B+/NR	115,396	21.9%	$1,209,459	17.0%	$10.48	8/31/2023	4, 5-year options
Kohl’s	Baa2/BBB/BBB	86,584	16.4	748,952	10.5	$8.65	1/31/2024	6, 5-year options
Best Buy	Baa1/BBB/NR	45,000	8.5	697,500	9.8	$15.50	1/31/2024	3, 5-year options
Dick’s Sporting Goods(3)	NR/NR/NR	45,624	8.6	585,000	8.2	$12.82	Various	3, 5-year options
Ross Dress for Less	A2/A-/NR	30,187	5.7	351,075	4.9	$11.63	1/31/2024	2, 5-year options
TJ Maxx	A2/A+/NR	30,000	5.7	282,000	4.0	$9.40	9/30/2023	1, 5-year options
Michaels	NR/B+/NR	23,885	4.5	274,678	3.9	$11.50	8/31/2023	2, 5-year options
Ulta	NR/NR/NR	15,365	2.9	266,519	3.7	$17.35	5/31/2021	3, 5-year options
PetSmart	Caa2/B-/NR	19,140	3.6	257,433	3.6	$13.45	1/31/2024	3, 5-year options
Pier 1 Imports	NR/CCC-/NR	10,800	2.0	216,000	3.0	$20.00	8/31/2023	None
Largest Tenants		421,981	79.9%	$4,888,615	68.6%	$11.58
Remaining Owned Tenants		90,028	17.1	2,241,865	31.4	$24.90
Vacant		15,865	3.0	0	0.0	$0.00
Totals / Wtd. Avg. Tenants		527,874	100.0%	$7,130,481	100.0%	$13.93

(1)	Based on the underwritten rent roll dated November 5, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent reflects the following: (a) in-place leases based on the November 5, 2019 rent roll and (b) contractual rent steps through January 31, 2021.
(4)	Dick’s Sporting Goods has a storage space in addition to 45,624 SF, leased on a month-to-month basis. This is not included in the table.

The following table presents certain information relating to the lease rollover schedule at the White Oak Crossing property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned SF	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1	0.0%	0.0%	$9,000	0.1%	$9,000.00	1
2020(3)	10,454	2.0	2.0%	295,286	4.1	28.25	8
2021	18,365	3.5	5.5%	367,038	5.1	19.99	3
2022	14,078	2.7	8.1%	176,948	2.5	12.57	2
2023	201,009	38.1	46.2%	2,585,534	36.3	12.86	9
2024	247,502	46.9	93.1%	3,242,715	45.5	13.10	11
2025	1,600	0.3	93.4%	45,760	0.6	28.60	1
2026	0	0.0	93.4%	0	0.0	0.00	0
2027	13,600	2.6	96.0%	244,224	3.4	17.96	2
2028	3,000	0.6	96.5%	82,400	1.2	27.47	1
2029	2,400	0.5	97.0%	81,576	1.1	33.99	1
2030	0	0.0	97.0%	0	0.0	0.00	0
2031 & Thereafter	0	0.0	97.0%	0	0.0	0.00	0
Vacant	15,865	3.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	527,874	100.0%		$7,130,481	100.0%	$13.93	39

(1)	Calculated based on approximate SF occupied by each owned tenant.

(2)	UW Base Rent reflects the following: (a) in-place leases based on the November 5, 2019 rent roll and (b) contractual rent steps through January 31, 2021.

(3)	The Green Zone Recycling (1 SF, $4,620) lease expired on January 31, 2020 and was not renewed.

The following table presents certain information relating to historical occupancy at the White Oak Crossing property:

Historical Leased %(1)

2016	2017	2018	As of 9/30/2019
98.0%	99.0%	99.0%	98.8%

(1)	As provided by the borrowers and reflects average leased rate for the indicated year ended December 31 unless specified otherwise.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: WHITE OAK CROSSING

■

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the White Oak Crossing property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten(2)	Underwritten $ per SF
Base Rent(2)	$6,829,276	$7,002,986	$7,053,812	$7,162,895	$7,130,481	$13.51
Potential Income from Vacant Space	0	0	0	0	190,145	0.36
Total Recoveries	1,300,552	1,377,015	1,474,574	1,476,325	1,390,744	2.63
Less Vacancy Loss	0	0	0	0	(409,128)	(0.78)
Effective Gross Income	$8,129,828	$8,380,001	$8,528,386	$8,639,220	$8,302,241	$15.73

Real Estate Taxes	$732,310	$741,682	$767,148	$767,148	$827,775	$1.57
Insurance	4,012	48,297	50,320	53,399	42,925	0.08
Management Fee	280,659	289,316	276,924	266,081	249,067	0.47
Other Operating Expenses	580,331	583,540	647,148	538,583	586,854	1.11
Total Expenses	$1,597,312	$1,662,835	$1,741,540	$1,625,210	$1,706,621	$3.23

Net Operating Income	$6,532,516	$6,717,167	$6,786,847	$7,014,010	$6,595,619	$12.49
TI/LC	0	0	0	0	199,162	0.38
Replacement Reserves	0	0	0	0	163,641	0.31
Net Cash Flow	$6,532,516	$6,717,167	$6,786,847	$7,014,010	$6,232,816	$11.81

Occupancy(3)	98.0%	99.0%	99.0%	98.8%	97.0%
NOI Debt Yield(4)	10.3%	10.6%	10.7%	11.1%	10.4%
NCF DSCR(4)	1.90x	1.96x	1.98x	2.04x	1.82x

(1)

Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent reflects the following: (a) in-place leases based on the November 5, 2019 rent roll and (b) contractual rent steps through January 31, 2021.

(3)	2016, 2017 and 2018 occupancy reflect average occupancy for the indicated year ended December 31. Underwritten Occupancy is based on the underwritten rent roll dated November 5, 2019.

(4)	Calculated on the aggregate outstanding balance of the White Oak Crossing loan combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #14: MANOR SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Lancaster, Pennsylvania	Cut-off Date Balance		$31,000,000
Property Type	Retail	Cut-off Date Balance per SF		$124.71
Size (SF)	248,567	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 12/20/2019	97.8%	Number of Related Mortgage Loan		None
Owned Occupancy as of 12/20/2019	97.8%	Type of Security		Fee Simple / Leasehold
Year Built / Latest Renovation	1970, 1986, 1999, 2007 / 1986	Mortgage Rate		3.90000%
Appraised Value	$45,400,000	Original Term to Maturity (Months)		120
Appraisal Date	12/4/2019	Original Amortization Term (Months)		360
Borrower Sponsor	Daniel Massry	Original Interest Only Period (Months)		60
Property Management	WRGUSA, LLC	First Payment Date		3/6/2020
		Maturity Date		2/6/2030

Underwritten Revenues	$4,033,632
Underwritten Expenses	$1,089,163	Escrows
Underwritten Net Operating Income (NOI)	$2,944,469		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,698,762	Taxes	$0	$0
Cut-off Date LTV Ratio	68.3%	Insurance	$0	$0
Maturity Date LTV Ratio	61.9%	Replacement Reserve	$0	$6,421
DSCR Based on Underwritten NOI / NCF	1.68x / 1.54x	TI/LC(1)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	9.5% / 8.7%	Other(2)	$272,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$31,000,000	100.0%	Loan Payoff	$25,718,640	83.0%
			Principal Equity Distribution	4,542,325	14.7
			Upfront Reserves	466,535	1.5
			Closing Costs	272,500	0.9
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%

(1)	There is a $300,000 cap on the TI/LC reserve.
(2)	The Upfront Other reserve consists of the Regal reserve of $250,000, and a $22,500 upfront deferred maintenance reserve.

The following table presents certain information relating to the major tenants at the Manor Shopping Center property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Sales PSF	Occupancy Cost	Renewal / Extension Options
Regal Cinemas	NR / NR / NR	68,720	27.6%	$1,271,117	36.0%	$18.50	5/31/2034	$91.22	19.1%	3, 5-year options
Weis Supermarket	NR / NR / NR	51,953	20.9	382,667	10.8	7.37	4/30/2023	$414.72	2.6%	2, 5-year options
CVS	NR / Baa2 / BBB	9,000	3.6	284,523	8.1	31.61	12/31/2022	$1,094.38	3.2%	1, 5-year options
Guitar Center	NR / NR / NR	12,751	5.1	190,000	5.4	14.90	10/31/2026	NAV	NAV	2, 5-year option
Big Lots	NR / NR / BBB-	19,000	7.6	149,530	4.2	7.87	1/31/2024	NAV	NAV	1, 5-year options
Fashion Gallery/Rainbow	NR / NR / NR	7,500	3.0	136,125	3.9	18.15	1/31/2025	NAV	NAV	2, 5-year options
PA Liquor Board	NR / NR / NR	7,634	3.1	108,606	3.1	14.23	9/30/2022	NAV	NAV	None
Ruby Tuesday	NR / NR / NR	5,120	2.1	94,208	2.7	18.40	1/31/2027	$321.38	6.9%	1, 5-year option & 1, 4-year and 4 month option
Advance Auto Parts	NR / Baa2 / BBB-	7,500	3.0	67,620	1.9	9.02	5/31/2021	NAV	NAV	2, 5-year options
Brewers	NR / NR / NR	5,350	2.2	46,812	1.3	8.75	7/31/2020	NAV	NAV	None
Ten Largest Tenants		194,528	78.3%	$2,731,209	77.4%	$14.04
Remaining Tenants		48,519	19.5	798,843	22.6	16.46
Vacant		5,520	2.2	NAP	NAP	NAP
Total / Wtd. Avg. All Tenants		248,567	100.0%	$3,530,051	100.0%	$14.52

(1)	Based on the underwritten rent roll dated December 20, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Includes the contractual rent steps through November 1, 2020 ($91,987).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: MANOR SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Manor Shopping Center property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	400	0.2%	0.2%	$3,600	0.1%	$9.00	1
2020	11,350	4.6	4.7%	163,519	4.6	14.41	4
2021	12,819	5.2	9.9%	150,879	4.3	11.77	3
2022	37,269	15.0	24.9%	692,360	19.6	18.58	10
2023	60,618	24.4	49.3%	546,532	15.5	9.02	4
2024	22,500	9.1	58.3%	205,470	5.8	9.13	2
2025	11,500	4.6	62.9%	212,367	6.0	18.47	3
2026	12,751	5.1	68.1%	190,000	5.4	14.90	1
2027	5,120	2.1	70.1%	94,208	2.7	18.40	1
2028	0	0.0	70.1%	0	0.0	0.00	0
2029	0	0.0	70.1%	0	0.0	0.00	0
2030	0	0.0	70.1%	0	0.0	0.00	0
2031 & Thereafter	68,720	27.6	97.8%	1,271,117	36.0	18.50	1
Vacant	5,520	2.2	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	248,567	100.0%		$3,530,051	100.0%	$14.52	30

(1)	Based on the underwritten rent roll dated December 20, 2019.
(2)	Includes the contractual rent steps through November 1, 2020 ($91,987).

The following table presents certain information relating to historical leasing at the Manor Shopping Center property:

Historical Leased %(1)

12/31/2016	12/31/2017	12/31/2018	12/31/2019	Underwritten(2)
97.1%	98.4%	93.6%	98.2%	95.0%

(1)	Based on the underwritten rent roll dated December 20, 2019.
(2)	Represents an economic vacancy of 5.0%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: MANOR SHOPPING CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Manor Shopping Center property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 12/31/2019	Underwritten	Underwritten $ per SF
Base Rent	$3,379,157	$3,428,720	$3,501,789	$3,401,621	$3,438,064	$13.83
Contractual Rent Steps(2)	0	0	0	0	91,987	0.37
Vacant Income	0	0	0	0	102,315	0.41
Reimbursements	564,028	551,934	563,089	569,781	609,909	2.45
Other Income(3)	8,533	5,508	18,893	3,471	3,471	0.01
Vacancy & Credit Loss	0	0	0	0	(212,114)	($0.85)
Effective Gross Income	$3,951,718	$3,986,163	$4,083,771	$3,974,874	$4,033,632	$16.23

Real Estate Taxes	$402,549	$416,342	$435,628	$445,086	$472,718	$1.90
Insurance	19,542	17,255	17,679	22,790	23,425	0.09
Management Fee	197,624	199,421	204,683	199,137	161,345	0.65
Other Operating Expenses	398,559	363,966	437,394	412,854	431,674	1.74
Total Operating Expenses	$1,018,274	$996,984	$1,095,384	$1,079,866	$1,089,163	$4.38

Net Operating Income	$2,933,444	$2,989,179	$2,988,387	$2,895,008	$2,944,469	$11.85
TI/LC	0	0	0	0	168,651	0.68
Replacement Reserves	0	0	0	0	77,056	0.31
Net Cash Flow	$2,933,444	$2,989,179	$2,988,387	$2,895,008	$2,698,762	$10.86

Occupancy	97.1%	98.4%	93.6%	98.2%	95.0%(4)
NOI Debt Yield	9.5%	9.6%	9.6%	9.3%	9.5%
NCF DSCR	1.67x	1.70x	1.70x	1.65x	1.54X

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Includes the contractual rent steps through November 1, 2020 ($91,987).
(3)	Other Income historically includes late fees, marketing fund, violations, and miscellaneous income.
(4)	Represents an underwritten economic vacancy of 5.0%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #15: 90 NORTH CAMPUS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Bellevue, Washington	Cut-off Date Principal Balance(3)		$30,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$304.35
Size (SF)	262,858	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 10/31/2019	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2019	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1991 / 2019	Mortgage Rate		3.73200%
Appraised Value	$123,000,000	Original Term to Maturity (Months)		120
Appraisal Date Borrower Sponsors(1) Property Management	11/5/2019 Various Preylock Holdings, Inc.	Original Amortization Term (Months) Original Interest Only Period (Months) First Payment Date		NAP 120 1/6/2020
		Maturity Date		12/6/2029

Underwritten Revenues	$10,976,492
Underwritten Expenses	$3,260,584	Escrows
Underwritten Net Operating Income (NOI)	$7,715,908		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,459,212	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	65.0%	Insurance	$0	$0
LTV Ratio at Maturity(2)	65.0%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.55x / 2.46x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.6% / 9.3%	Other(4)	$4,327,102	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$80,000,000	65.5%	Purchase Price	$117,000,000	95.8%
Principal’s New Cash Contribution	42,110,795	34.5	Reserves	4,327,102	3.5
			Closing Costs	783,693	0.6

Total Sources	$122,110,795	100.0%	Total Uses	$122,110,795	100.0%

(1)	Brett Michael Lipman and Farshid Steve Shokouhi are both the borrower sponsors and the non-recourse carveout guarantors under the 90 North Campus loan combination.
(2)	Calculated based on the aggregate outstanding principal balance of 90 North Campus loan combination.
(3)	The Cut-off Date Balance of $30,000,000 represents the non-controlling note A-2 of the $80,000,000 90 North Campus loan combination, evidenced by two pari passu notes.
(4)	Other Upfront reserve includes a sky bridge reserve ($3,116,719), unfunded obligations reserve ($1,195,383) and a deferred maintenance reserve ($15,000).

The following table presents certain information relating to the tenants at the 90 North Campus property:

Largest Tenant Based on Underwritten Base Rent(1)

Building	Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
1,3,4	T-Mobile(4)	NR / NR / BB+	169,018	64.3%	$5,042,776	64.9%	$29.84	Various (5)	1, 7-year option
2	Mindtree	NR / NR / NR	93,840	35.7	2,721,360	35.1	$29.00	8/31/2029	1, 5-year option
	Total/ Wtd. Avg.		262,858	100.0%	$7,764,136	100.0%	$29.54

(1)	Based on the underwritten rent roll dated October 31, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent as of October 31, 2019 and include rent steps of $262,858 through October 31, 2020.
(4)

T-Mobile’s 169,018 SF includes an approximately 6,155 SF associated with a sky bridge that is under construction and anticipated to be substantially completed by November 2020. We cannot assure you that this space will be completed as anticipated or at all.

(5)	T-Mobile has a 94,169 SF expiring on November 30, 2029 and 74,849 SF expiring on December 31, 2029.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: 90 NORTH CAMPUS

The following table presents certain information relating to the lease rollover schedule at the 90 North Campus property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	262,858	100.0	100.0%	7,764,136	100.0	$29.54	5
2030	0	0.0	100.0%	0	0.0	$0.00	0
2031 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total	262,858	100.0%		$7,764,136	100.0%	$29.54	5

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent as of October 31, 2019 and include rent steps of $262,858 through October 31, 2020.

The following table presents certain information relating to historical occupancy at the 90 North Campus Property:

Historical Leased %(1)

As of 10/31/2019
100.0%

(1)	Historical occupancy is not available as the property was acquired at origination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: 90 NORTH CAMPUS

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 90 North Campus property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent(2)	$7,764,136	$29.54
Contractual Rent Steps(3)	611,389	2.33
Potential Income from Vacant Space	0	0.00
Reimbursements	3,067,669	11.67
Miscellaneous Income	0	0.00
Vacancy & Credit Loss	(466,702)	(1.78)
Effective Gross Income	$10,976,492	$41.76

Real Estate Taxes	$863,802	$3.29
Insurance	45,017	0.17
Management Fee	329,295	1.25
Other Operating Expenses	2,022,470	7.69
Total Operating Expenses	$3,260,584	$12.40

Net Operating Income	$7,715,908	$29.35
TI/LC	209,382	0.80
Capital Expenditures	47,314	0.18
Net Cash Flow	$7,459,212	$28.38

Occupancy	100.0%
NOI Debt Yield(4)	9.6%
NCF DSCR(4)	2.46x

(1)	Historicals are not available as the property was acquired at origination.
(2)	Underwritten Base Rent and Underwritten Base Rent $ per SF reflect the contractual base rent as of October 31, 2019 and include rent steps of $262,858 through October 31, 2020.
(3)	Contractual rent steps reflect the present value of the Mindtree rent steps over the loan term.
(4)	Calculated on the aggregate outstanding balance of the 90 North Campus loan combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.